                                        [William Blair Logo] William Blair Funds


                                                                   ANNUAL REPORT
                          ------------------------------------------------------
                              DECEMBER 31, 2000

--------------------------------------------------------------------------------
TABLE OF CONTENTS
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
  A Letter from the President...............................    2
GROWTH FUND
  An Overview from the Portfolio Managers...................    4
  Portfolio of Investments..................................    7
TAX-MANAGED GROWTH FUND
  An Overview from the Portfolio Managers...................    8
  Portfolio of Investments..................................   11
LARGE CAP GROWTH FUND
  An Overview from the Portfolio Managers...................   12
  Portfolio of Investments..................................   15
SMALL CAP GROWTH FUND
  An Overview from the Portfolio Managers...................   16
  Portfolio of Investments..................................   19
MILLENNIUM FUND
  An Overview from the Portfolio Managers...................   20
  Portfolio of Investments..................................   23
INTERNATIONAL GROWTH FUND
  An Overview from the Portfolio Manager....................   24
  Portfolio of Investments..................................   27
EMERGING MARKETS GROWTH FUND
  An Overview from the Portfolio Managers...................   30
  Portfolio of Investments..................................   33
DISCIPLINED LARGE CAP FUND
  An Overview from the Portfolio Manager....................   34
  Portfolio of Investments..................................   36
VALUE DISCOVERY FUND
  An Overview from the Portfolio Managers...................   38
  Portfolio of Investments..................................   40
INCOME FUND
  An Overview from the Portfolio Managers...................   41
  Portfolio of Investments..................................   43
READY RESERVES FUND
  An Overview from the Portfolio Managers...................   45
  Portfolio of Investments..................................   47
FINANCIAL STATEMENTS........................................   49
NOTES TO FINANCIAL STATEMENTS...............................   56
REPORT OF INDEPENDENT AUDITORS..............................   75
BOARD OF TRUSTEES...........................................   76
OFFICERS....................................................   76

THIS REPORT IS SUBMITTED FOR THE GENERAL INFORMATION OF THE SHAREHOLDERS OF THE WILLIAM BLAIR FUNDS. IT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS UNLESS ACCOMPANIED OR PRECEDED BY A PROSPECTUS OF THE WILLIAM BLAIR FUNDS. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

December 31, 2000                                        William Blair Funds   1

--------------------------------------------------------------------------------
A LETTER FROM THE PRESIDENT
--------------------------------------------------------------------------------

[PHOTO]

Marco Hanig

Dear Shareholders:

The year 2000 was not a good year for the stock market. The Dow Jones Industrial Average closed the year down 4.73%, the Nasdaq Composite Index was down 39.29%, and more than half of all domestic stock mutual funds posted negative returns. Two things contributed to this decline in stock values. First, Internet and technology companies had become so significantly overvalued--a valuation "bubble"--that a market correction was inevitable. Second, late in the year it became clear that the US economy would grow far less rapidly than it had in the recent past.

On average, value stocks did better than growth stocks, and small cap stocks beat large cap stocks. According to Morningstar, the best performing group of diversified mutual funds was Small Cap Value (+16.98%), and the worst was Large Cap Growth (-14.09%). Small cap stocks did better than their large cap counterparts because the valuation bubble had not affected them to the same extent as large caps. Value outperformed growth for much the same reason--these more defensive stocks had never participated in the price run-up and were thus less vulnerable to the recent correction.

The table on page 3 gives an overview of the performance of each fund.*

Some of the most notable highlights are:

- The SMALL CAP GROWTH FUND was up 33.68% for the year which put it in the top 2% of funds in the Morningstar Small Cap Growth category.(1) While the fund benefited from being early in reducing its exposure to technology, the fund's performance during 2000 is primarily attributable to investments in IPOs during a rising market. As the fund grows, there can be no assurance that such contributions will continue.

- The INTERNATIONAL GROWTH FUND declined 8.10%, but did better than the Morningstar Foreign Stock category average, which declined 15.66%.(2) As of year-end 2000, this fund's 1, 3 and 5-year returns place it among the top 19%/5%/6% of funds in the Morningstar Foreign Stock category, respectively. The fund benefited from reducing its technology holdings relatively early in the correction, and from an underweight position in Japan and Emerging Markets.

- The GROWTH FUND also enjoyed a good year in terms of relative performance, declining 7.47% compared to a 14.09% decline for the Morningstar Large Growth category average. The fund's approach has always been to invest in high quality growth companies with a durable business franchise. In the year 2000, this emphasis on quality and predictable earnings growth served the fund well, as it declined less than the peer group average.

  As always, we thank you for investing with us!

  /s/ MARCO HANIG

  Marco Hanig

---------------
* All William Blair Fund performance information refers to Class N shares. The Morningstar category averages represent the average annual composite performance of all mutual funds listed in their respective category by Morningstar. Additional information regarding the funds' performance is provided in the accompanying performance summary table.
1 The Small Cap Growth Fund's 1 year return ranking is 5 among 427 funds in the Morningstar Small Growth category.
2 The International Growth Fund's 1, 3, and 5-year return ranking is 135 among 710; 28 among 555; and 20 among 323 funds in the Morningstar Foreign Stock category, respectively.

 2  Annual Report                                              December 31, 2000

                              WILLIAM BLAIR FUNDS
                      PERFORMANCE AS OF DECEMBER 31, 2000

                                                                  10 YR
                                                                (OR SINCE    INCEPTION
                                        1 YR    3 YR    5 YR    INCEPTION)      DATE                MORNINGSTAR RATING
                                       ------   -----   -----   ----------   ----------             ------------------
CLASS N SHARES
GROWTH FUND                             -7.47   12.18   14.87      17.30       3/20/46                      ***
Morningstar LargeCap Growth            -14.09   18.89   18.69      17.30                     Among 4,164 domestic equity funds
Russell 3000(R) Growth                 -22.42   11.92   17.08      16.85
TAX-MANAGED GROWTH FUND                 -0.98                       0.79      12/27/99
Morningstar LargeCap Growth            -14.09                         --
Russell 3000(R) Growth                 -22.42                     -21.54
LARGE CAP GROWTH FUND                  -16.67                     -15.31      12/27/99
Morningstar LargeCap Growth            -14.09                         --
Russell 1000(R) Growth                 -22.42                     -21.80
SMALL CAP GROWTH FUND                   33.68                      35.65      12/27/99
Morningstar SmallCap Growth             -5.71                         --
Russell 2000(R) Growth                 -22.43                     -18.16
The Fund's performance during 2000 was primarily attributable to investments in initial public offerings (IPO's) during a rising market. As the Fund grows, the impact of IPOs is
  likely to diminish, and there can be no assurance that they will continue to make positive contributions to the Fund's returns. Recent market volatility has significantly
  impacted performance and the Fund's current performance may be more or less than that shown.

MILLENNIUM FUND                            --      --      --     -17.30       7/17/00
Lipper Science & Technology                                       -41.27
INTERNATIONAL GROWTH FUND               -8.10   26.21   19.15      16.35       10/1/92                     *****
Morningstar Foreign Stock              -15.66   10.61    9.43       9.57                      Among 1,281 international funds
MSCI World Free Ex-US                  -15.09    8.36    6.73       9.55

EMERGING MARKETS GROWTH FUND           -30.58                      -1.91        5/1/98
Morningstar Emerging Markets           -31.11                         --
MSCI Emerging Markets Free             -30.61                      -7.13
DISCIPLINED LARGE CAP FUND              -9.68                      -8.49      12/27/99
Morningstar Large Cap Blend             -6.97                         --
S&P 500 Index                           -9.11                      -8.22
VALUE DISCOVERY FUND                    18.85    8.27              14.09      12/23/96                      ***
Morningstar SmallCap Value              16.98    3.68                 --                     Among 4,164 domestic equity funds
Russell 2000(R)                         -3.02    4.65               9.32
Russell 2000(R) Value                   22.83    4.22              10.94
INCOME FUND                              9.99    5.72    5.64       7.23       10/1/90                     ****
Morningstar Short-term Bond              8.14    5.49    5.43       6.52                      Among 1,769 fixed income funds
Lehman Intermediate Govt./Corp Index    10.12    6.23    6.11       7.36

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. Returns shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or a loss when you sell shares. Investing in smaller companies involves special risks, including higher volatility and lower liquidity. International and emerging markets investing involves special risk considerations, including currency fluctuations, lower liquidity, economic and political risk. From time to time, the investment adviser may waive fees or reimburse expenses for certain Funds. Without these waivers, performance would be lower. Class N shares are available to the general public without a sales load.

Morningstar proprietary ratings reflect risk-adjusted performance as of December 31, 2000. The ratings are subject to change every month. Ratings are calculated from a fund's three-, five, and ten-year returns in excess of 90-day T-bill returns compared to comparable funds. The top 10% of funds in a rating category receive a star rating of 5 stars, the next 22.5 receive 4 stars, the middle 35% receive 3 stars, the next 22.5% receive 2 stars and the bottom 10% receive 1 star. The 3/5/10 year Morningstar ratings were as follows: Growth Fund ***/***/*** and Value Discovery Fund ***/--/-- out of 4,164/2,542/824 domestic equity funds; International Growth Fund *****/*****/-- out of 1,281/773 international equity funds; Income Fund ****/****/**** out of 1,769/1,309/298 fixed income funds.

For more complete information about the Funds, including risk considerations, charges, and expenses, call 1-800-742-7272 to obtain a prospectus. Read it carefully before you invest or send money. (C)William Blair & Company, L.L.C., distributor. 01/01

December 31, 2000                                        William Blair Funds   3

 ...............................................................................
GROWTH FUND
 ...............................................................................
--------------------------------------------------------------------------------
AN OVERVIEW FROM THE PORTFOLIO MANAGERS
--------------------------------------------------------------------------------

[PHOTO]

Rocky Barber

[PHOTO]
Mark A. Fuller III

[PHOTO]
Gretchen S. Lash

HOW DID THE FUND PERFORM OVER THE LAST YEAR?
The last quarter of 2000 brought a miserable end to a very difficult year. However, our cautious stance on technology and our focus on high-quality companies with strong business models did help our performance significantly in both the fourth quarter and for the year as a whole. For the 12 months ended December 31, 2000, the Growth Fund (Class N Shares) was down 7.47%, while the Russell 3000(R) Growth Index dropped 22.42% and the S&P 500 declined 9.11%. Although the relative performance of the Fund was good, it was indeed a terrible year and one we all want to put behind us.

WHICH INVESTMENT STRATEGIES ENHANCED THE FUND'S RETURN? WERE THERE ANY INVESTMENT THEMES THAT PRODUCED THE BEST RESULTS?
The biggest contributors to portfolio performance were our weighting and stock selection in financial services issues. Our Financial Services stocks were up over 45% for the year, while the Russell 3000(R) Growth Index was up just under 11%, so our stock selection was very good, and our significant over-weighting also helped. ("Over-weighting" refers to the concentration of these stocks when compared to the same type of stocks held by the benchmark Index the Fund is compared against. Over-weight means a greater concentration or percentage than the Index.) In addition, the Fund benefited from very large under-weighting in the Technology sector that was in place for the entire year. Not only were we worried about what we perceived to be excessive valuations, but also we felt the group was quite vulnerable to any economic slowdown caused by the rate increases that were being implemented by the Fed. To the extent that we maintained our holdings in the Technology group, our emphasis was on the more established players with leading market shares and positive cash flows.

WERE THERE ANY INVESTMENT STRATEGIES OR THEMES THAT DID NOT MEASURE UP TO YOUR EXPECTATIONS?
We were somewhat disappointed in the performance of Pharmaceutical companies in the second half of the year, which were hurt by more political "jawboning" than expected. During the past election year, Pharmaceutical companies seemed to be a favorite target of certain politicians. The group was still up over 30% for the year due to its low economic sensitivity, but we had hoped for more.

Also, at the end of the third quarter we began positions in some of the "New Economy" names, such as BEA Software, Veritas, Verisign, Ariba and ITWO. We believed these were all leaders in their industries and had very strong business models. Also, stock prices in the entire Internet-related sector had come down substantially. As it turned out we were still far too early and the stocks were hit hard in the fourth quarter. We still believe they are winners, and have kept our positions. However, we have not yet added to them despite their pummeling.

WHAT IS YOUR OUTLOOK FOR THE FUND AND THE YEAR AHEAD? WHAT CRITERIA WILL DETERMINE HOW THE FUND IS POSITIONED FOR 2001?
As we all breathe a sigh of relief for the close of 2000, we must now face a new year with another daunting set of challenges. Our economy is certainly in the midst of a slowdown, and we believe the odds of a true recession are now at least 50%. The Federal Reserve Board seems set on a course of lower rates. We believe aggressive rate cuts will follow.

 4  Annual Report                                              December 31, 2000

However, even in a declining interest rate environment, the economy will slow further as the full impact of rate changes takes approximately a year to filter through the economy. Because the Fed was still raising rates last spring, that means we still have almost a full 1% of rate tightening left to digest over the next 6 months! We believe corporate profits will be very weak in the first half of 2001 and hope they will begin to improve in the second half.

The market, however, reflects expectations for economic events 12 months in the future. Consequently, we are more bullish in our market outlook, particularly for interest rate sensitive stocks and for groups that move early in an economic cycle. These would include retailers, cable companies and some advertising dependent companies.

We believe investors will benefit from holding proven, high quality growth companies with strong business models and leadership positions. We look forward to future rate decreases by the Fed and to an improving outlook as we move through the year.

ARE THERE ANY SPECIFIC SECTORS OR INDUSTRIES THE FUND WILL EMPHASIZE GOING INTO 2001? HOW MIGHT THIS DIFFER FROM THIS PAST YEAR?
We will emphasize many Consumer names and the Financial Services sector. We do plan to remain cautious on Technology and this is perhaps our most controversial position. With the Nasdaq Index down nearly 50% from its high at the close of the year, most strategists and economists are now predicting a major rebound simply because of the magnitude of the decline. We disagree. We believe it will take some time for the Technology sector to recover from the excesses of 1996 through 1999. Yes, valuations had become extended in 1999, but that wasn't the only problem. As importantly, the level of Technology capital spending remained at unprecedented and unsustainable levels for 5 years. The spending in this sector was both on useful, productivity enhancing upgrades, and also on excessive capacity and poorly designed economic models. Although Technology stocks are down, we have not yet seen a significant slowing in Technology capital spending. We believe we will this year. Technology companies' margins are very sensitive to volume changes and are at historic highs. Before it is over, irrational competitive behavior among companies is almost guaranteed. Simply put, given the magnitude of the speculative bubble, it will take a long time to digest the consequences. We will remain cautious.

December 31, 2000                                        William Blair Funds   5

 ...............................................................................
GROWTH FUND
 ...............................................................................

--------------------------------------------------------------------------------
PERFORMANCE HIGHLIGHTS
--------------------------------------------------------------------------------

                                ----------------------------------------------------------------------------------
                                          2000             1999             1998             1997             1996
                                --------------   --------------   --------------   --------------   --------------
Growth Fund (Class N)..........          (7.47)%          19.98%           27.15%           20.07%           17.99%
S&P 500 Index..................          (9.11)           21.04            28.57            33.36            22.96
Russell 3000(R) Growth Index...         (22.42)           33.82            35.02            28.74            21.88

ILLUSTRATION OF AN ASSUMED INVESTMENT OF $10,000 WITH REINVESTMENT OF CAPITAL GAIN DISTRIBUTIONS AND INCOME DIVIDENDS

[GRAPHIC IMAGE]

                                                                                                           RUSSELL 3000 GROWTH
                                                       GROWTH FUND                S&P 500 INDEX                   INDEX
                                                       -----------                -------------            -------------------
12/90                                                     10000                       10000                       10000
12/91                                                     14400                       13100                       14200
12/92                                                     15500                       14000                       14900
12/93                                                     17900                       15500                       15500
12/94                                                     19100                       15700                       15800
12/95                                                     24700                       21500                       21600
12/96                                                     29100                       26500                       26300
12/97                                                     34900                       35300                       33900
12/98                                                     44400                       45400                       45700
12/99                                                     53300                       55000                       61200
12/00                                                     49300                       50000                       47500

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. Returns shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. Class N shares are available to the general public without a sales load.

The S&P 500 Index indicates broad larger capitalization equity market performance.

The Russell 3000(R) Growth Index is replacing the S&P 500 Index as the Growth Fund's performance benchmark. The Russell 3000(R) Growth Index is an index of the largest 3000 stocks in the U.S. determined by market capitalization The Russell 3000(R) Growth Index is therefore expected to be a better benchmark comparison of the Fund's performance.

This report identifies the Fund's investments on December 31, 2000. These holdings are subject to change. Not all stocks in the Fund performed as well, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

 6  Annual Report                                              December 31, 2000

 ...............................................................................
GROWTH FUND
 ...............................................................................

PORTFOLIO OF INVESTMENTS, DECEMBER 31, 2000 (all dollar amounts in thousands)

----------------------------------------------------    --------
SHARES                                                     VALUE
----------------------------------------------------    --------
COMMON STOCKS
TECHNOLOGY--30.9%
  237,100    *ADC Telecommunications, Inc. .........    $  4,297
  271,800    *Andrew Corporation....................       5,912
  291,300    Automatic Data Processing, Inc. .......      18,443
  186,600    *BEA Systems, Inc. ....................      12,561
  233,100    *Cisco Systems, Inc. ..................       8,916
  600,000    *Concord EFS, Inc. ....................      26,363
   68,400    *EMC Corporation.......................       4,549
  193,400    *Galileo Technology, Inc. .............       2,611
  177,240    *i2 Technologies.......................       9,637
  158,300    Intel Corporation......................       4,789
  214,900    Linear Technology Corporation..........       9,939
  244,900    *Microsoft Corporation.................      10,653
  206,600    Nortel Networks........................       6,624
  341,000    *Oracle Corporation....................       9,910
  106,411    *Tellabs, Inc. ........................       6,012
  250,400    Texas Instruments......................      11,863
   42,600    *Verisign, Inc. .......................       3,160
   98,900    *Veritas Software......................       8,654
  124,244    *Xilinx, Inc. .........................       5,731
                                                        --------
                                                         170,624
                                                        --------
HEALTHCARE--22.0%
  177,700    Baxter International, Inc. ............      15,693
  162,800    *Biogen, Inc. .........................       9,778
  187,400    *Biosite Diagnostics, Inc. ............       7,578
  148,900    Eli Lilly & Company....................      13,857
  138,600    *Genentech, Inc. ......................      11,296
  379,500    Medtronic, Inc. .......................      22,912
  278,000    Pfizer, Inc. ..........................      12,788
  266,441    Pharmacia Corporation..................      16,253
  193,900    Schering-Plough Corporation............      11,004
                                                        --------
                                                         121,159
                                                        --------
CONSUMER CYCLICALS--12.3%
  247,791    *Acxiom Corporation....................       9,648
  598,300    *Bed, Bath & Beyond, Inc. .............      13,387
  179,700    *Best Buy, Inc. .......................       5,312
  174,000    *CDW Computer Center...................       4,850
  200,000    *DeVry, Inc. ..........................       7,550
  284,100    Home Depot, Inc. ......................      12,980
   83,800    *Kohl's Corporation....................       5,112
  107,800    Omnicom Group..........................       8,934
                                                        --------
                                                          67,773
                                                        --------
CONSUMER STAPLES--9.3%
  193,000    *AT&T Liberty Media Group, Class "A"...       2,617
  194,600    Clorox Company.........................       6,908
  150,900    Colgate-Palmolive Company..............       9,741
  219,600    CVS Corporation........................      13,162
  194,000    Walgreen Company.......................       8,112
  175,287    *Whole Foods Market, Inc. .............      10,714
                                                        --------
                                                          51,254
                                                        --------

----------------------------------------------------    --------
SHARES OR PRINCIPAL AMOUNT                                 VALUE
----------------------------------------------------    --------
COMMON STOCKS--(CONTINUED)
CAPITAL GOODS--7.9%
  129,400    Corning, Inc. .........................    $  6,834
  225,248    Danaher Corporation....................      15,402
  145,500    *Jabil Circuit, Inc. ..................       3,692
  372,810    Molex, Inc., Class "A".................       9,483
  234,100    *Solectron Corporation.................       7,936
                                                        --------
                                                          43,347
                                                        --------
FINANCIAL SERVICES--7.5%
   47,962    American International Group...........       4,727
  442,400    Household International................      24,332
  326,400    MBNA Corporation.......................      12,057
                                                        --------
                                                          41,116
                                                        --------
TRANSPORTATION--2.3%
  339,700    *Iron Mountain, Inc. ..................      12,611
                                                        --------
TOTAL COMMON STOCK--92.2%
  (cost $365,168)...................................     507,884
                                                        --------
CONVERTIBLE BOND--.6%
$   4,612    The Sports Authority, Inc., 5.25%
               Subordinated Debentures, due 9/15/01
               (cost $4,186)........................       3,413
                                                        --------
CONVERTIBLE PREFERRED STOCK--.1%
    6,200    Innkeepers USA Trust 8.625%, Series A
               Cumulative Convertible
               Preferred Shares of Beneficial
               Interest, due 9/15/01 (cost $155)....         111
                                                        --------
SHORT-TERM INVESTMENTS
$  23,069    Associates Corp. of North America
               Demand Note, 6.48%, due 1/2/01.......      23,069
   10,000    GE Capital Corporation, 6.42%, due
               1/12/01..............................      10,000
    9,000    John Deere Credit Corporation, 6.40%,
               due 01/18/01.........................       9,000
                                                        --------
TOTAL SHORT-TERM INVESTMENTS--7.6%
  (cost $42,069)....................................      42,069
                                                        --------
TOTAL INVESTMENTS--100.5%
  (cost $411,578)...................................     553,477
LIABILITIES, PLUS CASH AND OTHER ASSETS--(.5)%......      (2,490)
                                                        --------
NET ASSETS--100.0%..................................    $550,987
                                                        ========

---------------

* Non-income producing securities

                See accompanying Notes to Financial Statements.
December 31, 2000                                        William Blair Funds   7

 ...............................................................................
TAX-MANAGED GROWTH FUND
 ...............................................................................

--------------------------------------------------------------------------------
AN OVERVIEW FROM THE PORTFOLIO MANAGERS
--------------------------------------------------------------------------------

[PHOTO]

John F. Jostrand

[PHOTO]
Gregory J. Pusinelli

[PHOTO]
Michelle R. Seitz

HOW DID THE FUND PERFORM OVER THE LAST YEAR?
In a difficult market environment, we managed to outperform both the S&P 500 and the Russell 3000(R) Growth Index by significant margins. The Fund declined 0.98% on a total return basis (Class N Shares), compared to a 22.42% drop for the Russell 3000(R) Growth Index and a decline of 9.11% for the S&P 500 Index.

WHAT WERE THE MOST SIGNIFICANT FACTORS IMPACTING FUND PERFORMANCE?
The most significant factors impacting Fund performance were changes in macro-economic conditions. Higher rates and higher energy prices both combined to put the brakes on the economy in the U.S. and abroad. Perhaps sensing the end of the interest rate tightening cycle, interest sensitive names had a strong year. This benefited the Fund because of an overweighting in Specialty Finance names. Speculative excesses in the Technology sector also waned, putting pressure on Technology stocks worldwide. The Fund benefited from the cautious stance on Technology taken throughout 2000. Telecom capital spending concerns succeeded in souring investor sentiment for most equipment supplier names. This sector includes familiar names Cisco Systems and Nortel Networks, which the Fund still held in its portfolio as of year-end.

WHICH INVESTMENT STRATEGIES ENHANCED THE FUND'S RETURN? WERE THERE ANY INVESTMENT THEMES THAT PRODUCED THE BEST RESULTS?
Our healthy Financial weight, particularly in Specialty Finance, along with our Healthcare weighting enhanced our return. The very narrow market put stock picking prowess at a premium. The Technology sector did provide opportunities that our bottom up fundamental research uncovered.

WERE THERE ANY INVESTMENT STRATEGIES OR THEMES THAT DID NOT MEASURE UP TO YOUR EXPECTATIONS?
Communication Services and Communication Infrastructure did not work as themes in 2000.

WHAT WERE AMONG THE BEST PERFORMING SECTORS FOR THE FUND?
Financials and Healthcare were the best performing sectors for the Fund.

WHAT WERE AMONG THE WEAKEST PERFORMING SECTORS FOR THE FUND?
Communication Services and Technology were the weakest performing sectors for the Fund.
 8  Annual Report                                              December 31, 2000

ARE THERE ANY SPECIFIC SECTORS OR INDUSTRIES THE FUND WILL EMPHASIZE GOING INTO 2001? HOW MIGHT THIS DIFFER FROM THIS PAST YEAR?
With interest rates headed lower, we will continue to comb through financial names that will benefit the Fund. In 2000, the Federal Reserve Board was fighting perceived inflationary pressures by embarking on a series of interest rate increases. This was a significant headwind for most stocks. 2001 should see the Fed ease interest rates thereby creating a more equity friendly environment.

WHAT IS YOUR OUTLOOK FOR THE FUND AND THE YEAR AHEAD? WHAT CRITERIA WILL DETERMINE HOW THE FUND IS POSITIONED FOR 2001?
We are cautiously optimistic for 2001. Investors' concerns at the close of 2000 are for the health of the economy and the Technology sector in particular. In 2001, we anticipate the Fed will be in an easing mode which should help equity returns.

The wreckage in the Technology sector should provide us with opportunities to add to positions in fundamentally solid companies at attractive valuations. If Technology fundamentals improve more quickly than anticipated or do not deteriorate as much as feared, we would position ourselves more aggressively.

December 31, 2000                                        William Blair Funds   9

 ...............................................................................
TAX-MANAGED GROWTH FUND
 ...............................................................................

--------------------------------------------------------------------------------
PERFORMANCE HIGHLIGHTS
--------------------------------------------------------------------------------

                                ------------------------------
                                        2000       1999 (A)(B)
                                ------------      ------------
Tax-Managed Growth Fund (Class
  N)...........................         (.98)%            1.80%
Russell 3000(R) Growth Index...       (22.42)              .79
S&P 500 Index..................        (9.11)              .85

--------------------------------------------------------------------------------
(a) For the period December 27, 1999 (Commencement of Operations) to December 31, 1999.
(b) Total return is not annualized for periods that are less than one year.

ILLUSTRATION OF AN ASSUMED INVESTMENT OF $10,000

[GRAPHIC IMAGE]

                                                                                                           RUSSELL 2000 GROWTH
                                                  SMALL CAP GROWTH FUND        RUSSELL 2000 INDEX                 INDEX
                                                  ---------------------        ------------------          -------------------
12/27/99                                                  10000                       10000                       10000
1/00                                                      10400                        9800                        9900
2/00                                                      15100                       11500                       12200
3/00                                                      15000                       10700                       10900
4/00                                                      13100                       10100                        9800
5/00                                                      12000                        9500                        9000
6/00                                                      14600                       10300                       10100
7/00                                                      15100                       10000                        9300
8/00                                                      17400                       10700                       10200
9/00                                                      16300                       10400                        9700
10/00                                                     15000                       10000                        8900
11/00                                                     12700                        9000                        7300
12/00                                                     13400                        9700                        7800

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. Returns shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. From time to time, the investment adviser may waive fees or reimburse expenses for the Fund. Without these waivers, performance would be lower. Class N shares are available to the general public without a sales load.

The S&P 500 Index indicates broad larger capitalization equity market performance.

The Russell 3000(R) Growth Index consists large, medium, and small-capitalization companies with above average price-to-book ratios and forecasted growth rates. The index is weighted by market capitalization and large/medium/small companies make up approximately 80%/15%/5% of the index.

This report identifies the Fund's investments on December 31, 2000. These holdings are subject to change. Not all stocks in the Fund performed as well, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

 10  Annual Report                                             December 31, 2000

 ...............................................................................
TAX-MANAGED GROWTH FUND
 ...............................................................................

PORTFOLIO OF INVESTMENTS, DECEMBER 31, 2000 (all dollar amounts in thousands)

-----------------------------------------------------    ------
SHARES                                                    VALUE
-----------------------------------------------------    ------
COMMON STOCKS
TECHNOLOGY--27.8%
1,575    *America Online, Inc. ......................    $   55
1,215    *Ariba, Inc. ...............................        65
2,180    Automatic Data Processing, Inc. ............       138
2,575    *BISYS Group................................       134
2,805    *Cisco Systems, Inc. .......................       107
  780    *Computer Sciences Corporation..............        47
3,165    *Concord EFS, Inc. .........................       139
3,900    Intel Corporation...........................       118
3,000    *Intuit, Inc. ..............................       118
2,600    *Microchip Technology.......................        57
2,125    *Microsoft Corporation......................        93
1,550    Nokia Corporation ADR.......................        68
2,185    Nortel Networks.............................        70
2,275    *Oracle Corporation.........................        66
  875    *Sawtek, Inc. ..............................        41
1,605    Texas Instruments...........................        76
                                                         ------
                                                          1,392
                                                         ------
HEALTHCARE--15.7%
1,625    *Amgen, Inc. ...............................       104
  770    Baxter International, Inc. .................        68
1,100    *Biogen, Inc. ..............................        66
1,275    Eli Lilly & Company.........................       119
1,200    *Genentech, Inc. ...........................        98
2,650    Medtronic, Inc. ............................       160
  400    Merck & Co., Inc. ..........................        37
2,125    Pharmacia Corporation.......................       129
                                                         ------
                                                            781
                                                         ------
FINANCIAL SERVICES--15.5%
1,890    American International Group................       186
1,625    Federal Home Loan Mortgage Corporation......       112
2,450    Household International.....................       135
3,350    MBNA Corporation............................       124
1,995    Nationwide Financial Services, Class "A"....        95
  995    State Street Corporation....................       123
                                                         ------
                                                            775
                                                         ------
CONSUMER CYCLICALS--9.8%
2,820    *Bed, Bath & Beyond, Inc. ..................        63
2,146    Carnival Corporation........................        66
3,115    *Catalina Marketing Corporation.............       121
1,350    *CDW Computer Center........................        38
1,500    Cintas Corporation..........................        80
1,730    Home Depot, Inc. ...........................        79
  525    Omnicom Group...............................        43
                                                         ------
                                                            490
                                                         ------

-----------------------------------------------------    ------
SHARES OR PRINCIPAL AMOUNT                                VALUE
-----------------------------------------------------    ------
COMMON STOCKS--(CONTINUED)
CONSUMER STAPLES--9.1%
5,300    *AT&T Liberty Media Group, Class "A"........    $   72
1,375    *Comcast Corporation........................        58
2,025    *Cox Communications, Class "A"..............        94
2,225    Walgreen Company............................        93
2,260    *Whole Foods Market, Inc. ..................       138
                                                         ------
                                                            455
                                                         ------
CAPITAL GOODS--7.8%
1,495    Corning, Inc. ..............................        79
1,785    Danaher Corporation.........................       122
2,225    *Jabil Circuit, Inc. .......................        57
2,400    Molex, Inc., Class "A"......................        61
2,075    *Solectron Corporation......................        70
                                                         ------
                                                            389
                                                         ------
COMMUNICATION SERVICES--3.1%
4,075    *Sprint PCS Group...........................        83
2,050    Vodafone Airtouch, PLC--ADR.................        74
                                                         ------
                                                            157
                                                         ------
TOTAL COMMON STOCK--88.8%
  (cost $4,405)......................................     4,439
                                                         ------
SHORT-TERM INVESTMENTS
 $185    Investors Bank & Trust Company Repurchase
           Agreement, 5.18%, dated 12/29/00
           collateralized by U.S. Government agency
           security with a market value of $202, due
           1/2/01 repurchase date....................       185
  200    Associates Corp. of North America Demand
           Note, 6.48%, due 1/2/01...................       200
  250    American Express Credit, 6.31%, due
           1/2/01....................................       250
  250    GE Capital Corporation, 6.00%, due 1/2/01...       250
  200    Household Finance, 6.01%, due 1/5/01........       200
  250    John Deere Credit Corporation, 6.32%, due
           1/12/01...................................       250
                                                         ------
TOTAL SHORT-TERM INVESTMENTS--26.7%
  (cost $1,335)......................................     1,335
                                                         ------
TOTAL INVESTMENTS--115.5%
  (cost $5,740)......................................     5,774
LIABILITIES, PLUS CASH AND OTHER ASSETS--(15.5)%.....      (773)
                                                         ------
NET ASSETS--100.0%...................................    $5,001
                                                         ======

---------------

* Non-income producing securities
ADR = American Depository Receipt

                See accompanying Notes to Financial Statements.
December 31, 2000                                       William Blair Funds   11

 ...............................................................................
LARGE CAP GROWTH FUND
 ...............................................................................

--------------------------------------------------------------------------------
AN OVERVIEW FROM THE PORTFOLIO MANAGERS
--------------------------------------------------------------------------------

[PHOTO]

John F. Jostrand

[PHOTO]
Gretchen S. Lash

HOW DID THE FUND PERFORM OVER THE LAST YEAR?
The final quarter of 2000 brought further misery to equity markets which had suffered all year. Our cautious stance on Technology and our focus on high-quality companies with strong business models, however, did help our performance significantly in both the fourth quarter and for the year as a whole. The Large Cap Growth Fund (Class N Shares) declined 16.67% for the year ended December 31, 2000. By comparison, the Russell 1000(R) Growth Index declined by 22.42%. Although the relative performance of the Fund was good, it was indeed a terrible year and one we all want to put behind us.

WHICH INVESTMENT STRATEGIES ENHANCED THE FUND'S RETURN? WERE THERE ANY INVESTMENT THEMES THAT PRODUCED THE BEST RESULTS?
The biggest contributors to portfolio performance were our weighting and stock selection in Financial Services issues. Our Financial Services stocks were up over 31% for the year, while the Index's were up about 11%, so our stock selection was very good, and our significant over-weighting also helped. Healthcare stocks were also a positive for both the Fund as well as the Index. We were equally weighted with the Index, and the Fund's stocks were up over 31%.

In addition, the Fund benefited from very large under-weighting in the Technology sector that was in place for the entire year. Not only were we worried about what we perceived to be excessive valuations, but also we felt the group was quite vulnerable to any economic slowdown caused by the rate increases that were being implemented by the Federal Reserve Board. To the extent that we maintained our holdings in the Technology group, our emphasis was on the more established players with leading market shares and positive cash flows.

WERE THERE ANY INVESTMENT STRATEGIES OR THEMES THAT DID NOT MEASURE UP TO YOUR EXPECTATIONS?
We were somewhat disappointed in the performance of Pharmaceutical companies in the second half of the year, which were hurt by more political "jawboning" than expected. During the past election year, Pharmaceutical companies seemed to be a favorite target of certain politicians. The group was still up over 30% for the year due to its low economic sensitivity, but we had hoped for more.

Also, at the end of the third quarter we began positions in some of the "New Economy" names. We believed these were all leaders in their industries and had very strong business models. Also, stock prices in the entire Internet-related sector had come down substantially. As it turned out we were still far too early and the stocks were hit hard in the fourth quarter. We still believe they are winners, and have kept our positions. However, we have not yet added to them despite their pummeling.

WHAT IS YOUR OUTLOOK FOR THE FUND AND THE YEAR AHEAD? WHAT CRITERIA WILL DETERMINE HOW THE FUND IS POSITIONED FOR 2001?
As we all breathe a sigh of relief for the close of 2000, we must now face a New Year with another daunting set of challenges. Our economy is certainly in the midst of a slowdown, and we believe the odds of a true recession are now at least 50%. The Federal Reserve Board seems set on a course of lower rates. We believe aggressive rate cuts will follow.

 12  Annual Report                                             December 31, 2000

However, even in a declining interest rate environment, the economy will slow further as the full impact of rate changes takes approximately a year to filter through the economy. Because the Fed was still raising rates last spring, that means we still have almost a full 1% of rate tightening left to digest over the next 6 months! We believe corporate profits will be very weak in the first half of 2001 and hope they will begin to improve in the second half.

The market, however, reflects expectations for economic events 12 months in the future. Consequently, we are more bullish in our market outlook, particularly for interest rate sensitive stocks and for groups that move early in an economic cycle. These would include retailers, cable companies and some advertising dependent companies.

We believe investors will benefit from holding proven, high quality growth companies with strong business models and leadership positions. We look forward to future rate decreases by the Fed and to an improving outlook as we move through the year.

ARE THERE ANY SPECIFIC SECTORS OR INDUSTRIES THE FUND WILL EMPHASIZE GOING INTO 2001? HOW MIGHT THIS DIFFER FROM THIS PAST YEAR?
We will emphasize many Consumer names and the Financial Services sector. We do plan to remain cautious on Technology and this is perhaps our most controversial position. With the Nasdaq Index down nearly 50% from its high at the close of the year, most strategists and economists are now predicting a major rebound simply because of the magnitude of the decline. We disagree. We believe it will take some time for the Technology sector to recover from the excesses of 1996 through 1999.

Although technology stocks are down, we have not yet seen a significant slowing in tech capital spending. We believe we will this year. Technology companies' margins are very sensitive to volume changes and are at historic highs. Before it is over, irrational competitive behavior among companies is almost guaranteed. Simply put, given the magnitude of the speculative bubble, it will take a long time to digest the consequences. We will remain cautious.

December 31, 2000                                       William Blair Funds   13

 ...............................................................................
LARGE CAP GROWTH FUND
 ...............................................................................

--------------------------------------------------------------------------------
PERFORMANCE HIGHLIGHTS
--------------------------------------------------------------------------------

                                ------------------------------
                                        2000       1999 (A)(B)
                                ------------      ------------
Large Cap Growth Fund (Class
  N)...........................       (16.67)%            1.40%
S&P 500 Index..................        (9.11)              .85
Russell 1000(R) Growth Index...       (22.42)              .46

--------------------------------------------------------------------------------
(a) For the period December 27, 1999 (Commencement of Operations) to December 31, 1999.
(b) Total return is not annualized for periods that are less than a full year.

ILLUSTRATION OF AN ASSUMED INVESTMENT OF $10,000

AVERAGE ANNUAL TOTAL RETURN
CLASS N SHARES
(PERIOD ENDED 6/30/00)
Since Inception (12/27/99) -15.31%
[GRAPHIC IMAGE]

                                                                                                           RUSSELL 1000 GROWTH
                                                  LARGE CAP GROWTH FUND           S&P 500 INDEX                   INDEX
                                                  ---------------------           -------------            -------------------
12/27/99                                                  10000                       10000                       10000
1/00                                                       9700                        9500                        9500
2/00                                                       9800                        9300                       10000
3/00                                                      10400                       10200                       10700
4/00                                                      10000                        9900                       10200
5/00                                                       9900                        9700                        9700
6/00                                                      10100                       10000                       10400
7/00                                                       9700                        9800                       10000
8/00                                                      10500                       10400                       10900
9/00                                                      10200                        9900                        9900
10/00                                                      9900                        9800                        9400
11/00                                                      8500                        9100                        8000
12/00                                                      8500                        9100                        7800

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. Returns shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. From time to time, the investment adviser may waive fees or reimburse expenses for the Fund. Without these waivers, performance would be lower. Class N shares are available to the general public without a sales load.

The S&P 500 Index indicates broad larger capitalization equity market performance.

The Russell 1000(R) Growth Index consists of large-capitalization companies with above average price-to-book ratios and forecasted growth rates.

This report identifies the Fund's investments on December 31, 2000. These holdings are subject to change. Not all stocks in the Fund performed as well, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

 14  Annual Report                                             December 31, 2000

 ...............................................................................
LARGE CAP GROWTH FUND
 ...............................................................................

PORTFOLIO OF INVESTMENTS, DECEMBER 31, 2000 (all dollar amounts in thousands)

----------------------------------------------------    -------
SHARES                                                    VALUE
----------------------------------------------------    -------
COMMON STOCKS
TECHNOLOGY--33.9%
 2,300    *Ariba, Inc...............................    $   124
 8,200    Automatic Data Processing, Inc............        519
 5,200    *BEA Systems, Inc.........................        350
 6,200    *Cisco Systems, Inc.......................        237
 1,900    *EMC Corporation..........................        126
 3,800    *i2 Technologies..........................        207
 7,080    Intel Corporation.........................        214
10,400    Linear Technology Corporation.............        481
 6,200    *Microsoft Corporation....................        270
 6,540    Nortel Networks...........................        210
 7,000    *Oracle Corporation.......................        203
 3,400    *Tellabs, Inc.............................        192
 6,400    Texas Instruments.........................        303
 1,100    *Verisign, Inc............................         82
 2,400    *Veritas Software.........................        210
                                                        -------
                                                          3,728
                                                        -------
HEALTHCARE--23.3%
 4,300    Baxter International, Inc.................        380
 5,500    Eli Lilly & Company.......................        512
 4,000    *Genentech, Inc...........................        326
 7,300    Medtronic, Inc............................        441
 7,400    Pfizer, Inc...............................        340
 4,840    Pharmacia Corporation.....................        295
 4,700    Schering-Plough Corporation...............        267
                                                        -------
                                                          2,561
                                                        -------
CONSUMER CYCLICALS--10.2%
15,200    *Bed, Bath & Beyond, Inc..................        340
 7,200    Home Depot, Inc...........................        329
 3,900    *Kohl's Corporation.......................        238
 2,600    Omnicom Group.............................        215
                                                        -------
                                                          1,122
                                                        -------
CONSUMER STAPLES--9.4%
15,400    *AT&T Liberty Media Group, Class "A"......        209
 4,700    Clorox Company............................        167
 3,600    Colgate-Palmolive Company.................        232
 3,400    CVS Corporation...........................        204
 5,300    Walgreen Company..........................        222
                                                        -------
                                                          1,034
                                                        -------

----------------------------------------------------    -------
SHARES OR PRINCIPAL AMOUNT                                VALUE
----------------------------------------------------    -------
COMMON STOCKS--(CONTINUED)
FINANCIAL SERVICES--7.0%
 1,300    American International Group..............    $   128
 6,300    Household International...................        346
 7,900    MBNA Corporation..........................        292
                                                        -------
                                                            766
                                                        -------
CAPITAL GOODS--6.8%
 3,600    Corning, Inc..............................        190
 3,700    *Jabil Circuit, Inc.......................         94
10,150    Molex, Inc., Class "A"....................        258
 6,100    *Solectron Corporation....................        207
                                                        -------
                                                            749
                                                        -------
TOTAL COMMON STOCK--90.6%
  (cost $11,344)....................................      9,960
                                                        -------
SHORT-TERM INVESTMENTS
$  183    Investors Bank & Trust Company
            Repurchase Agreement, 5.18%, dated
            12/29/00
            collateralized by U.S. Government agency
            security with a market value of $192
            due 1/2/01 repurchase date..............        183
   362    Associates Corp. of North America
            Demand Note, 6.48%, due 1/2/01..........        362
   500    GE Capital Corporation,
            6.42%, due 1/12/01......................        500
                                                        -------
TOTAL SHORT-TERM INVESTMENTS--9.5%
  (cost $1,045).....................................      1,045
                                                        -------
TOTAL INVESTMENTS--100.1%
  (cost $12,389)....................................     11,005
LIABILITIES, PLUS CASH AND OTHER ASSETS--(.1)%......        (10)
                                                        -------
NET ASSETS--100.0%..................................    $10,995
                                                        =======

---------------

* Non-income producing securities

                See accompanying Notes to Financial Statements.
December 31, 2000                                       William Blair Funds   15

 ...............................................................................
SMALL CAP GROWTH FUND
 ...............................................................................

--------------------------------------------------------------------------------
AN OVERVIEW FROM THE PORTFOLIO MANAGERS
--------------------------------------------------------------------------------

[PHOTO]
Michael P. Balkin

[PHOTO]

Karl W. Brewer

[PHOTO]
Mark A. Fuller III

HOW DID THE FUND PERFORM OVER THE LAST YEAR?
The Fund performed extremely well in 2000, generating a return of 33.68% (Class N Shares) while the Russell 2000(R) Growth Index was down 22.43%

WHAT WERE THE MOST SIGNIFICANT FACTORS IMPACTING FUND PERFORMANCE?
The Fund was positioned very aggressively early in the year, generating strong returns in the first few months. The Fund's performance during 2000 is primarily attributable to investments in initial public offerings (IPOs) during a rising market. Since the Fund is still relatively small in size, the IPO allocations the Fund was able to obtain were meaningful relative to the size of the Fund, and thus had a substantial impact on the Fund's returns. Investors should be aware that, as the Fund grows, the impact of IPOs is likely to diminish, and there can be no assurance that they will continue to make positive contributions to the Fund's returns.

As the year progressed, we became increasingly concerned about valuation levels and economic conditions and adjusted the portfolio accordingly. We were rewarded for this conservatism over the remainder of the year as conservative growth stocks dramatically outperformed more aggressive growth stocks.

In addition, the volatile market environment in 2000 was ideal for our small, research-driven Fund. Significant swings in individual stock prices created opportunities to buy and sell stocks at unusually attractive prices. Our in-depth knowledge of companies and our small size allowed us to capitalize on many of these opportunities.

WHICH INVESTMENT STRATEGIES ENHANCED THE FUND'S RETURN? WERE THERE ANY INVESTMENT THEMES THAT PRODUCED THE BEST RESULTS?
A review of our performance attribution analysis for the past year shows that the Fund's performance was driven by strong stock selection rather than sector emphasis.

In general, 2000 was a mixed year for "thematic investing," with many Technology-related themes struggling. Still, we were able to identify a number of interesting growth themes that enhanced performance. Our Education stocks, which consisted of both internet-based "E-Learning" companies and more traditional education providers performed well as the growing demand for skilled workers stimulated spending on education and training. Our Genomics and Energy themes also contributed to strong performance. In addition, five of the top ten performing stocks entered the portfolio through initial public offering transactions.

WERE THERE ANY INVESTMENT STRATEGIES OR THEMES THAT DID NOT MEASURE UP TO YOUR EXPECTATIONS?
Many of the themes that helped us early in the year began to work against us as the year progressed. We had anticipated a pullback in some of these areas after strong performance in 1999 and early 2000, and had reduced our exposure to aggressive stocks and sectors. While we were correct in becoming more conservative, we did not go far enough. We clearly underestimated the breadth and depth of the correction in aggressive growth stocks. Although our overall Technology exposure was modest, we were adversely impacted by weakness in areas such as Wireless Telecommunications, Semiconductors, Broadband, Internet Services and Interactive Television in mid- and late-2000.

 16  Annual Report                                             December 31, 2000

WHAT WERE AMONG THE BEST PERFORMING SECTORS FOR THE FUND?
Despite the general correction in Technology stocks, Technology was a strong sector for the Fund in 2000. Strength in Technology stocks early in the year, participation in attractive Technology IPOs and an early reduction in our exposure to aggressive Technology stocks more than offset the general decline in the sector. The Energy, Health Care and Consumer sectors also performed well for the Fund.

WHAT WERE AMONG THE WEAKEST PERFORMING SECTORS FOR THE FUND?
Financial Services was our weakest sector followed by Autos and Transportation and Producer Durables. Fortunately, our weightings in each of these sectors were relatively small, reducing the impact on the Fund's performance.

ARE THERE ANY SPECIFIC SECTORS OR INDUSTRIES THE FUND WILL EMPHASIZE GOING INTO 2001? HOW MIGHT THIS DIFFER FROM THIS PAST YEAR?
As growth investors, we typically have large weightings in the Technology, Health Care and Consumer sectors. While these will probably be our largest sectors in 2001, we will be selective in choosing industries within these sectors, focusing on industries that are most likely to sustain strong relative earnings growth in a difficult macroeconomic environment.

WHAT IS YOUR OUTLOOK FOR THE FUND AND THE YEAR AHEAD? WHAT CRITERIA WILL DETERMINE HOW THE FUND IS POSITIONED FOR 2001?
We are optimistic about the Fund's prospects for 2001. Like 2000, we expect 2001 to be a "stock-pickers market" characterized by more difficult macroeconomic conditions, a challenging earnings environment and a high level of volatility. We believe our bottom-up, research-intensive stock selection process tends to fare well in this type of market.

December 31, 2000                                       William Blair Funds   17

 ...............................................................................
SMALL CAP GROWTH FUND
 ...............................................................................

--------------------------------------------------------------------------------
PERFORMANCE HIGHLIGHTS
--------------------------------------------------------------------------------

                                ------------------------------
                                        2000        1999(A)(B)
                                ------------      ------------
Small Cap Growth Fund (Class
  N)...........................        33.68%             1.90%
Russell 2000(R) Index..........        (3.02)             4.26
Russell 2000(R) Growth Index...       (22.43)             5.22

--------------------------------------------------------------------------------
(a) For the period December 27, 1999 (Commencement of Operations) to December 31, 1999.
(b) Total return is not annualized for periods that are less than a full year.

ILLUSTRATION OF AN ASSUMED INVESTMENT OF $10,000

[GRAPHIC IMAGE]

                                                                                                           RUSSELL 2000 GROWTH
                                                  SMALL CAP GROWTH FUND        RUSSELL 2000 INDEX                 INDEX
                                                  ---------------------        ------------------          -------------------
12/27/99                                                10000.00                    10000.00                    10000.00
1/00                                                    10600.00                     9800.00                     9900.00
2/00                                                    15400.00                    11500.00                    12200.00
3/00                                                    15300.00                    10700.00                    10900.00
4/00                                                    13400.00                    10100.00                     9800.00
5/00                                                    12200.00                     9500.00                     9000.00
6/00                                                    14900.00                    10300.00                    10100.00
7/00                                                    15400.00                    10000.00                     9300.00
8/00                                                    17700.00                    10700.00                    10200.00
9/00                                                    16700.00                    10400.00                     9700.00
10/00                                                   15200.00                    10000.00                     8900.00
11/00                                                   13000.00                     9000.00                     7300.00
12/00                                                   13600.00                     9700.00                     7800.00

THE FUND'S PERFORMANCE DURING 2000 WAS PRIMARILY ATTRIBUTABLE TO INVESTMENTS IN INITIAL PUBLIC OFFERINGS (IPOS) DURING A RISING MARKET. AS THE FUND GROWS, THE IMPACT OF IPOS IS LIKELY TO DIMINISH, AND THERE CAN BE NO ASSURANCE THAT THEY WILL CONTINUE TO MAKE POSITIVE CONTRIBUTIONS TO THE FUND'S RETURNS. RECENT MARKET VOLATILITY HAS SIGNIFICANTLY IMPACTED PERFORMANCE AND THE FUND'S CURRENT PERFORMANCE MAY BE MORE OR LESS THAN THAT SHOW.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. Returns shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. Investing in smaller companies involves special risks, including higher volatility and lower liquidity. From time to time, the investment adviser may waive fees or reimburse expenses for the Fund. Without these waivers, performance would be lower. Class N shares are available to the general public without a sales load.

The Russell 2000(R) Growth Index consists of small capitalization companies with above average price-to-book ratios and forecasted growth rates.

This report identifies the Fund's investments on December 31, 2000. These holdings are subject to change. Not all stocks in the Fund performed as well, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

 18  Annual Report                                             December 31, 2000

 ...............................................................................
SMALL CAP GROWTH FUND
 ...............................................................................

PORTFOLIO OF INVESTMENTS, DECEMBER 31, 2000 (all dollar amounts in thousands)

----------------------------------------------------    -------
SHARES                                                    VALUE
----------------------------------------------------    -------
COMMON STOCKS
TECHNOLOGY--25.4%
 14,600    *Avocent Corporation.....................    $   394
 75,000    *Convergent Communications, Inc..........         45
 14,200    *Costar Group, Inc.......................        335
 38,000    *Dendrite International, Inc.............        850
192,700    *Digital Lighthouse Corporation..........        126
 97,500    *First Consulting Group, Inc.............        463
 13,800    Harris Corporation.......................        423
 58,200    *Headhunter.net, Inc.....................        415
104,000    *Internet Commerce Corporation, Class
             "A"....................................        299
 13,300    *Microtune, Inc..........................        220
 28,000    *Niku Corporation........................        205
 60,700    *o2wireless Solutions, Inc...............        565
 21,500    *Opnet Technologies......................        324
 33,100    *Pediatrix Medical Group.................        796
 65,300    *Pemstar, Inc............................        575
 30,700    *Photronics, Inc.........................        720
 12,600    *Silicon Laboratories, Inc...............        181
  1,400    *Transmeta Corporation...................         33
 68,000    *Xcare.net, Inc..........................        349
                                                        -------
                                                          7,318
                                                        -------
CONSUMER CYCLICALS--22.3%
 21,100    *AmeriPath, Inc..........................        528
 15,400    *Bally Total Fitness Centers
             Corporation............................        522
 15,500    *Career Education Corporation............        606
  8,400    *Corinthian Colleges, Inc................        319
 21,900    *DigitalThink, Inc.......................        374
 75,200    *FirstService Corporation................      1,095
111,000    *GP Strategies Corporation...............        479
 13,600    *Michaels Stores.........................        360
 35,200    *School Specialty, Inc...................        706
 25,700    *SkillSoft Corporation...................        482
 43,000    *StarTek, Inc............................        661
 55,600    *ValueClick, Inc.........................        274
                                                        -------
                                                          6,406
                                                        -------
HEALTHCARE--8.9%
 10,600    *Applera Corporation--Celera Genomics
             Group..................................        381
 19,300    *Biopure Corporation.....................        386
  8,900    *Biosite Diagnostics, Inc................        360
 42,100    *Dynacare, Inc...........................        458
 15,500    *GenVec, Inc.............................        147
  3,300    *Harvard Bioscience, Inc.................         33
 13,000    *Respironics, Inc........................        370
  2,000    *Specialty Laboratories, Inc.............         66
 54,365    *US Oncology, Inc........................        343
                                                        -------
                                                          2,544
                                                        -------
COMMUNICATION SERVICES--7.8%
  3,800    *Airgate PCS, Inc........................        135
 41,300    *Alamosa PCS Holdings, Inc...............        330
 32,300    *Lexent, Inc.............................        553
 69,600    *Pinnacle Holdings, Inc..................        631
 40,000    *UbiquiTel, Inc..........................        220
 81,500    *US Unwired, Inc.........................        377
                                                        -------
                                                          2,246
                                                        -------

----------------------------------------------------    -------
SHARES OR PRINCIPAL AMOUNT                                VALUE
----------------------------------------------------    -------
COMMON STOCKS--(CONTINUED)
CONSUMER STAPLES--5.8%
126,600    *ARTISTdirect, Inc.......................    $    63
 13,600    *Buca, Inc...............................        200
 15,600    *O Charleys, Inc.........................        278
  7,500    *Outback Steakhouse......................        194
 12,200    *RARE Hospitality International, Inc.....        272
  5,900    *Whole Foods Market, Inc.................        361
 19,500    *XM Satellite Radio Holdings, Class
             "A"....................................        313
                                                        -------
                                                          1,681
                                                        -------
ENERGY--5.7%
  8,200    *National-Oilwell, Inc...................        317
 37,500    *Petroleum Geo-Services ADR..............        499
 14,700    Valero Energy Corporation................        547
 12,200    *Varco International, Inc................        265
                                                        -------
                                                          1,628
                                                        -------
FINANCIAL SERVICES--5.5%
 41,600    Boston Private Financial Holdings........        827
 13,950    Metris Companies, Inc....................        367
 16,100    National Commerce Bancorp................        398
                                                        -------
                                                          1,592
                                                        -------
TRANSPORTATION--2.3%
 18,000    *Iron Mountain, Inc......................        669
                                                        -------
CAPITAL GOODS--2.2%
 64,300    *Newpark Resources.......................        615
  1,200    *Three-Five Systems, Inc.................         22
                                                        -------
                                                            637
                                                        -------
BASIC MATERIALS--1.1%
 46,300    *Daisytek International Corporation......        319
                                                        -------
TOTAL COMMON STOCK--87.0%
  (cost $25,992)....................................     25,040
                                                        -------
SHORT-TERM INVESTMENTS
$   631    Investors Bank & Trust Company Repurchase
             Agreement, 5.18%, dated 12/29/00
             collateralized by U.S. Government
             agency security with a market value of
             $663, due 1/2/01 repurchase date.......        631
  1,286    Associates Corp. of North America Demand
             Note, 6.48%, due 1/2/01................      1,286
  1,250    American Express Credit, 6.06%, due
             01/03/01...............................      1,250
    700    GE Capital Corporation, 6.31%, due
             01/04/01...............................        700
    247    United States Treasury Bills,
             6.16%-6.17%, due 01/25/01..............        247
TOTAL SHORT-TERM INVESTMENTS--14.3%
  (cost $4,114).....................................      4,114
                                                        -------
TOTAL INVESTMENTS--101.3%
  (cost $30,106)....................................     29,154
LIABILITIES, PLUS CASH AND OTHER ASSETS--(1.3)%.....       (376)
                                                        -------
NET ASSETS--100.0%..................................    $28,778
                                                        =======

---------------

* Non-income producing securities
ADR = American Depository Receipt

                See accompanying Notes to Financial Statements.
December 31, 2000                                       William Blair Funds   19

 ...............................................................................
MILLENNIUM FUND
 ...............................................................................

--------------------------------------------------------------------------------
AN OVERVIEW FROM THE PORTFOLIO MANAGERS
--------------------------------------------------------------------------------

[PHOTO]
David C. Merjan

[PHOTO]

Stacey Riddell

[PHOTO]
Phil Stekl

HOW DID THE FUND PERFORM OVER THE COURSE OF THE YEAR?
The Millennium Fund commenced operations on July 17, 2000, and finished the year 2000 with just over 5 months of performance. For the period ended December 31, 2000, the Millennium Fund posted a 17.30% decline on a total return basis. By comparison, the Fund's benchmark, the Lipper Science and Technology Index, dropped 41.27% while the Nasdaq declined 42.21%. Although the Fund outperformed its benchmark, it is hard to take solace in this metric since we lost money for shareholders on an absolute basis.

WHAT WERE THE MOST SIGNIFICANT FACTORS IMPACTING FUND PERFORMANCE?
The performance was impacted by the overall revaluation of the Technology and Biotechnology sectors worldwide. Technology is a cyclical industry even when there are secular trends driving the growth of companies such as Intel, Microsoft, Cisco and Nortel. An economic downturn or even a perceived downturn is enough to slow capital flows and eventually end demand for technology, disrupting growth rates of the Fund's holdings and their valuations. The stocks with the highest valuations were most vulnerable, including Ariba and PMC Sierra, two of the Fund's holdings.

Each member of the Fund management team has specific expertise in a different area that the Fund invests in--U.S. Technology, Foreign Technology and Biotechnology. Short-term price volatility in each of these sectors was at levels not seen at any time during the past 10 years. For example, during the course of some trading days, prices on many stocks fluctuated wildly, some with moves of anywhere from 10-50%. One positive aspect of this price volatility was that some excellent buying and selling opportunities were created, and the Fund management team capitalized on these whenever we could.

WHICH INVESTMENT STRATEGIES ENHANCED THE FUND'S RETURN? WERE THERE ANY INVESTMENT THEMES THAT PRODUCED THE BEST RESULTS?
Where we did best was sticking to longer-term themes/trends in areas that had already come under selling pressure earlier in the year, such as wireless equipment and semiconductor capital equipment companies. By the end of the year, stocks such as Nokia, Sawtek, Photronics and Applied Materials that the Fund invested in came back from very depressed levels.

Shortly after the Fund was launched we allocated additional funds to Biotechnology stocks, feeling uneasy with the valuations in our Technology names at a time when spending seemed to spike. As more and more other investors also moved into the Biotechnology area, valuations became inflated. We subsequently trimmed our Biotechnology holdings in the fourth quarter. Eventually Biotechnology came under selling pressure as well. Still feeling uncomfortable with domestic and international Technology valuations not reflecting a potential slowdown in the economy, we held the level of cash in the Fund between 20-25%. We felt this higher cash balance was prudent, because of what we perceived to be higher risks associated with the many Technology earnings disappointments and signs the economy was starting to slow. We used extreme sell-offs in the Nasdaq to buy companies we viewed as long-term winners in their respective areas such as Jabil and Diamond Technology Partners.

 20  Annual Report                                             December 31, 2000

WHAT WERE AMONG THE WEAKEST PERFORMING SECTORS FOR THE FUND?
The Telecommunications sector essentially fell to pieces taking down many companies associated with the industry. The same companies that could do no wrong earlier in the year were now in the penalty box and would have to work their way back into investors' hearts. We still believe new networks in both the fixed line and cellular area will be built and enhanced over the next 3 to 5 years. Therefore, we will continue to look for companies that will emerge from this correction as leaders.

WHAT IS YOUR OUTLOOK FOR THE FUND? HOW IS THE FUND POSITIONED BASED ON THIS OUTLOOK?
We still believe that the growth potential for the Technology and Biotechnology sectors are greater than that of the broader markets over the next 3 to 5 years. However, what investors will pay for that growth, especially if it is not as high as originally envisioned by investors, will vary dramatically.

Our current view is that some great values have been created in the areas that we follow. We believe that these companies will present the Fund--and in turn the Fund's shareholders--with excellent investment opportunities. With the knowledge we have about the various companies in the Technology and Biotechnology areas we will continue to navigate through these tumultuous times to find the best investments to participate in the growth we see in these sectors over the next 3 to 5 years. Sea sickness aside, we believe the journey will be worth it if investors can hang on during periods like this.

December 31, 2000                                       William Blair Funds   21

 ...............................................................................
MILLENNIUM FUND
 ...............................................................................

--------------------------------------------------------------------------------
PERFORMANCE HIGHLIGHTS
--------------------------------------------------------------------------------

                                ---------------------------
                                  2000(A)(B)
                                ------------
Millennium Fund (Class N)......       (17.30)%
Lipper Science and Technology
  Index........................       (41.27)
Nasdaq Composite Index.........       (42.21)

--------------------------------------------------------------------------------
(a) For the period July 17, 2000 (Commencement of Operations) to December 31, 2000.
(b) Total return is not annualized for periods that are less than a full year.

ILLUSTRATION OF AN ASSUMED INVESTMENT OF $10,000

[GRAPHIC IMAGE]

                                                                                LIPPER SCIENCE &            NASDAQ COMPOSITE
                                                     MILLENIUM FUND             TECHNOLOGY INDEX                  INDEX
                                                     --------------             ----------------            ----------------
7/17/00                                                   10000                       10000                       10000
8/00                                                      11400                       11500                        9800
9/00                                                      10700                       10300                        8600
10/00                                                     10000                        9200                        7900
11/00                                                      8200                        6800                        6100
12/00                                                      8300                        6800                        5800

PLEASE NOTE THE FUND'S DATE OF INCEPTION WAS JULY 17, 2000, AND TOTAL RETURN FIGURES DO NOT REFLECT A FULL YEAR OF PERFORMANCE.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. Returns shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. From time to time, the Adviser may waive fees or reimburse expenses for the Fund. Without these waivers, performance would be lower. Class N shares are available to the general public without a sales load.

The Lipper Science and Technology Index tracks the performance of mutual funds investing at least 65% of their equity portfolio in science and technology stocks.

The Nasdaq Over-the-Counter Composite Index-Price Return in a value-weighted Index calculated on price change (does not include income) and covers 4,500 stocks traded over the counter. It is heavily influenced by about 100 of the largest stocks in the Index.

This report identifies the Fund's investments on December 31, 2000. These holdings are subject to change. Not all stocks in the Fund performed as well, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

 22  Annual Report                                             December 31, 2000

 ...............................................................................
MILLENNIUM FUND
 ...............................................................................

PORTFOLIO OF INVESTMENTS, DECEMBER 31, 2000 (all dollar amounts in thousands)

----------------------------------------------------    -------
SHARES                                                    VALUE
----------------------------------------------------    -------
COMMON STOCKS--UNITED STATES--62.3%
TECHNOLOGY--29.6%
  7,600    *Altera Corporation......................    $   200
 10,100    *Applied Materials, Inc..................        386
  1,900    *Ariba, Inc..............................        102
  7,000    *C-MAC Industries, Inc...................        311
  8,200    *Cisco Systems, Inc......................        314
  2,000    *Corvis Corporation......................         48
  2,300    *i2 Technologies.........................        125
  2,100    *Maxim Integrated Products...............        100
  3,000    *Microsoft Corporation...................        131
 10,500    Nokia Corporation ADR....................        457
 12,700    Nortel Networks..........................        407
 10,000    *Opnet Technologies......................        151
 18,800    *Pemstar, Inc............................        166
 12,700    *Photronics, Inc.........................        298
  2,500    *PMC-Sierra, Inc.........................        197
  1,800    *Qiagen N.V..............................         62
  4,500    *Sun Microsystems, Inc...................        125
  3,400    *Tellabs, Inc............................        192
  6,000    *Transmeta Corporation...................        141
                                                        -------
                                                          3,913
                                                        -------
HEALTHCARE--24.9%
  2,700    *Amgen, Inc..............................        173
  2,200    *Applera Corporation--Celera Genomics
             Group..................................         79
  5,200    *Biogen, Inc.............................        312
  2,000    *Celltech Group PLC ADR..................         65
  4,000    *COR Therapeutics, Inc...................        141
  2,500    *Enzon, Inc..............................        155
  3,800    *Genentech, Inc..........................        310
  7,000    *GenVec, Inc.............................         66
  1,600    *Gilead Sciences.........................        133
  3,500    *Guilford Pharmaceuticals, Inc...........         63
  1,000    *Human Genome Sciences...................         69
  2,700    *ICOS Corporation........................        140
    850    *IDEC Pharmaceuticals Corporation........        161
  3,000    *ImClone Systems.........................        132
  5,000    *Immunex Corporation.....................        203
 27,900    *La Jolla Pharmaceutical Company.........        132
  4,600    *MedImmune, Inc..........................        219
  5,300    *Millennium Pharmaceuticals, Inc.........        328
  4,200    *Praecis Pharmaceuticals, Inc............        123
  3,000    *Sangamo Biosciences, Inc................         59
  3,200    *Vertex Pharmaceuticals..................        229
                                                        -------
                                                          3,292
                                                        -------
CAPITAL GOODS--4.0%
  4,200    Corning, Inc.............................        222
 12,000    *Jabil Circuit, Inc......................        304
                                                        -------
                                                            526
                                                        -------
COMMUNICATION SERVICES--2.7%
  8,600    *Sprint PCS Group........................        176
  8,000    *TyCom Ltd...............................        179
                                                        -------
                                                            355
                                                        -------

----------------------------------------------------    -------
SHARES OR PRINCIPAL AMOUNT                                VALUE
----------------------------------------------------    -------
COMMON STOCKS--UNITED STATES--(CONTINUED)
CONSUMER CYCLICALS--1.1%
  4,800    *DiamondCluster International, Inc.......    $   146
                                                        -------
COMMON STOCKS--EUROPE--8.7%
FINLAND--2.7%
 15,000    *Comptel Oyj (Telecommunications
             software)..............................        216
 60,000    JOT Automation Group (Specialty
             engineering)...........................        145
                                                        -------
                                                            361
                                                        -------
FRANCE--4.6%
  5,700    Alcatel Alsthome (Communications)........        323
  6,500    STMicroelectronics (Semiconductors)......        284
                                                        -------
                                                            607
                                                        -------
SWEDEN--1.4%
 25,000    HIQ International AB (IT consultants)....        185
                                                        -------
COMMON STOCKS--UNITED KINGDOM--3.7%
135,000    Vodafone Group PLC (Wireless
             Communications)........................        495
                                                        -------
COMMON STOCKS--JAPAN--2.3%
     40    DDI Corporation (Communications).........        193
  1,000    Kyocera Corp. (Electronic products)......        109
                                                        -------
                                                            302
                                                        -------
TOTAL COMMON STOCK--77.0%
  (cost $11,847)....................................     10,182
                                                        -------
SHORT-TERM INVESTMENTS
$   121    Investors Bank & Trust Company Repurchase
             Agreement, 5.18%, dated 12/29/00
             collateralized by U.S. Government
             agency security with a market value of
             $128, due 1/02/01 repurchase date......        121
    666    Associates Corp. of North America Demand
             Note, 6.48%, due 1/2/01................        666
    700    Household Finance Corporation, 6.40%, due
             01/02/01...............................        700
    600    GE Capital Corporation, 6.42%, due
             01/12/01...............................        600
    600    John Deere Credit Corporation, 6.32%, due
             01/12/01...............................        600
    680    American Express Credit, 6.32%, due
             01/19/01...............................        680
    300    United States Treasury Bills,
             6.00%-6.17%, due 01/25/01(1)...........        296
                                                        -------
TOTAL SHORT-TERM INVESTMENTS--27.7%
  (cost $3,663).....................................      3,663
                                                        -------
TOTAL INVESTMENTS--104.7%
  (cost $15,510)....................................     13,845
LIABILITIES, PLUS CASH AND OTHER ASSETS--(4.7)%.....       (624)
                                                        -------
NET ASSETS--100.0%..................................    $13,221
                                                        =======

---------------

* Non-income producing securities
ADR = American Depository Receipt
(1) Pledged as margin on open futures contracts.

                See accompanying Notes to Financial Statements.
December 31, 2000                                       William Blair Funds   23

 ...............................................................................
INTERNATIONAL GROWTH FUND
 ...............................................................................

--------------------------------------------------------------------------------
AN OVERVIEW FROM THE PORTFOLIO MANAGER
--------------------------------------------------------------------------------

[PHOTO]

W. George Greig

HOW DID THE FUND PERFORM OVER THE LAST YEAR?
Relative performance for the International Growth Fund remained strong, with a return of (8.10)% (Class N shares) for the year ended December 31, 2000, compared to a decline of 15.09% for the Fund's benchmark, the Morgan Stanley Capital International All Country World (Free) except-U.S. Index.

WHAT WERE THE MOST SIGNIFICANT FACTORS IMPACTING FUND PERFORMANCE?
As a group, the performance of stock markets outside of the U.S. in 2000 was the worst in a decade.

The fall of Technology and Telecom stocks has hurt growth stocks. Financial and Energy-related stocks, however, performed well in 2000. Also, smaller foreign companies, which generally have median market caps of less than $2 billion, are less correlated than large-cap foreign stocks to large-company U.S. stocks (meaning their prices do not move as closely in tandem). Their returns have contributed to the Fund's outperformance versus its benchmark.

WHICH INVESTMENT STRATEGIES ENHANCED THE FUND'S RETURN? WERE THERE ANY INVESTMENT THEMES THAT PRODUCED THE BEST RESULTS?
Our underweighting of Japan and reduction of portfolio weight in emerging markets, in comparison to the benchmark, added to the Fund's outperformance.

WERE THERE ANY INVESTMENT STRATEGIES OR THEMES THAT DID NOT MEASURE UP TO YOUR EXPECTATIONS?
Several factors contributed to the negative return. For one, the Euro's continuing slide negatively impacted the Fund's European securities. Japan's slide hurt, too. Most damaging, though, was the slide in Technology and Telecom shares.

WHAT WERE AMONG THE BEST PERFORMING SECTORS FOR THE FUND?
During 2000, the Fund began turning to more defensive stocks in the Consumer Non-Durables sector by reducing its weight further in the Technology and related sectors, thus lowering the Fund's volatility.

WHAT WERE AMONG THE WEAKEST PERFORMING SECTORS FOR THE FUND?
Although the overall exposure to Technology, Telecom and related sectors was reduced throughout the year, they were among the weakest sectors for the Fund.

 24  Annual Report                                             December 31, 2000

ARE THERE ANY SPECIFIC SECTORS OR INDUSTRIES THE FUND WILL EMPHASIZE GOING INTO 2001? HOW MIGHT THIS DIFFER FROM THIS PAST YEAR?
While sector performance was a key differentiating factor in 2000, we would expect market leadership to be volatile in 2001 as investors shift emphasis back and forth between current weakness and future recovery potential.

WHAT IS YOUR OUTLOOK FOR THE FUND AND THE YEAR AHEAD? WHAT CRITERIA WILL DETERMINE HOW THE FUND IS POSITIONED FOR 2001?
Our overall outlook remains unsettled. Strategic positioning will tend to be more short-term than usual, with a core bias toward caution.

Over the next 12 to 18 months, we believe the decelerating global economy, led by a slowing U.S. economy and reduced capital spending, is the most significant overall investment theme. This impacts not only the volume of international trade, but the psychological environment of the world's stock markets as well.

We're considering some sub-specific themes, too. We see an improvement in conditions for insurance and reinsurance markets on a global basis. And the valuation framework for European stocks in general should improve as European pension funds are privatized, and private investors play a more important role in the market.

December 31, 2000                                       William Blair Funds   25

 ...............................................................................
INTERNATIONAL GROWTH FUND
 ...............................................................................

--------------------------------------------------------------------------------
PERFORMANCE HIGHLIGHTS
--------------------------------------------------------------------------------

                                -----------------------------------------------------------------------------------------------
                                          2000             1999             1998             1997             1996
                                --------------   --------------   --------------   --------------   --------------
International Growth Fund
  (Class N)....................          (8.10)%          96.25%           11.46%            8.39%           10.20%
Morgan Stanley Capital
  International (MSCI) All
  Country World Free Ex-U.S.
  Index........................         (15.09)           30.91            14.46             2.04             6.68
Lipper International Index.....         (14.72)           37.83            12.66             7.25            14.43

ILLUSTRATION OF AN ASSUMED INVESTMENT OF $10,000 WITH REINVESTMENT OF CAPITAL GAIN DISTRIBUTIONS AND INCOME DIVIDENDS

[GRAPHIC DATA]

                                                                               MSCI AC WLD FEX US
                                                    INT'L GROWTH FUND                 INDEX                LIPPER INT'L INDEX
                                                    -----------------          ------------------          ------------------
10/92                                                     10000                       10000                       10000
12/92                                                     10100                        9700                        9900
6/93                                                      11400                       11900                       11300
12/93                                                     13500                       13100                       13700
6/94                                                      14000                       14000                       13700
12/94                                                     13500                       13900                       13600
6/95                                                      13300                       14300                       14000
12/95                                                     14500                       15300                       15000
6/96                                                      15700                       16100                       16300
12/96                                                     16000                       16400                       17200
6/97                                                      18500                       18400                       19600
12/97                                                     17300                       16700                       18400
6/98                                                      19900                       18700                       21300
12/98                                                     19300                       19100                       20800
6/99                                                      24400                       20500                       22200
12/99                                                     37900                       25000                       28600
6/00                                                      37700                       24200                       27400
12/00                                                     35000                       21200                       24400

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. Returns shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. International investing involves special risk considerations, including currency fluctuations, lower liquidity, economic and political risk. Class N shares are available to the general public without a sales load.

The Morgan Stanley Capital International (MSCI) All Country World Free ex-U.S. Index is an unmanaged index that includes developed and emerging markets and reduces Japanese portion, making it more comparable to the International Growth Fund in terms of investment approach.

The Lipper International Index is a composite of international growth mutual funds.

This report identifies the Fund's investments on December 31, 2000. These holdings are subject to change. Not all stocks in the Fund performed as well, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

 26  Annual Report                                             December 31, 2000

 ...............................................................................
INTERNATIONAL GROWTH FUND
 ...............................................................................

PORTFOLIO OF INVESTMENTS, DECEMBER 31, 2000 (all dollar amounts in thousands)

----------------------------------------------------    --------
SHARES                                                     VALUE
----------------------------------------------------    --------
COMMON STOCKS--EUROPE--39.7%
BELGIUM--0.6%
     55,000    Interbrew (Beverages)................    $  1,917
                                                        --------
DENMARK--3.7%
     25,125    eHuset A/S (Computer processing
                 hardware)..........................         745
     26,800    Group 4 Falck A/S (Safety and
                 security services).................       3,573
     20,000    Lundbeck A/S (Pharmaceuticals).......       1,962
     30,000    Novo Nordisk A/S (Pharmaceuticals)...       5,377
     30,000    Novozymes A/S (Biotechnology)........         600
                                                        --------
                                                          12,257
                                                        --------
FINLAND--2.7%
    135,000    *Comptel Oyj (Software)..............       1,946
    160,000    Nokia Oyj (Telecommunications
                 equipment).........................       7,136
                                                        --------
                                                           9,082
                                                        --------
FRANCE--9.3%
     67,500    Alcatel Alsthome (Telecommunications
                 equipment).........................       3,835
      8,500    Altran Technologies SA (Information
                 technology services)...............       1,923
     15,747    April SA (Non-life insurance)........       2,994
     40,000    Groupe Danone (Packaged foods and
                 beverages).........................       6,032
     20,000    Hermes International
                 (Apparel/Footware).................       2,834
     75,000    Louis Vitton Moet Hennessy (Luxury
                 goods).............................       4,965
     90,000    STMicroelectronics
                 (Semiconductors)...................       3,930
     40,000    STMicroelectronics ADR
                 (Semiconductors)...................       1,712
     10,000    Zodiac SA (Aerospace and defense)....       2,761
                                                        --------
                                                          30,986
                                                        --------
GERMANY--4.0%
     31,000    Altana AG (Pharmaceuticals)..........       4,893
     18,000    *Muehlbauer Holding AG (Specialty
                 engineering).......................       1,454
      8,000    Muenchener Re (Multi-Line
                 insurance).........................       2,854
     50,000    Rhoen-Klinikum AG (Health care
                 operator)..........................       2,808
     60,000    United Medical Systems International
                 (Medical specialties)..............       1,352
                                                        --------
                                                          13,361
                                                        --------
IRELAND--2.8%
    222,833    CRH PLC (Building products)..........       4,147
     95,000    *Ryanair Holdings PLC--ADR (Air
                 transport).........................       5,290
                                                        --------
                                                           9,437
                                                        --------
ITALY--4.0%
    250,000    Autogrill SpA (Restaurants)..........       3,052
  1,300,000    Banca Intesa SpA (Banking)...........       6,298
  2,400,000    Parmalat Finanziaria SpA (Food and
                 beverage)..........................       3,993
                                                        --------
                                                          13,343
                                                        --------

----------------------------------------------------    --------
SHARES                                                     VALUE
----------------------------------------------------    --------
COMMON STOCKS--EUROPE--(CONTINUED)
NETHERLANDS--1.9%
     45,000    Draka Holding NV (Wire and cable
                 manufacturer)......................    $  2,425
    173,611    United Services Group NV (Personnel
                 services)..........................       3,912
                                                        --------
                                                           6,337
                                                        --------
SPAIN--4.1%
    150,000    Banco Popular Espanol (Banking)......       5,226
    120,000    Cortefiel SA (Apparel retailer)......       1,994
    425,000    *Mecalux SA (Specialty
                 engineering).......................       2,917
    180,000    *Superdiplo SA (Food retailer).......       3,551
                                                        --------
                                                          13,688
                                                        --------
SWEDEN--0.4%
    175,000    HIQ International AB (IT
                 consultants).......................       1,297
                                                        --------
SWITZERLAND--6.2%
      4,000    Adecco SA (Temporary staffing).......       2,516
      5,000    Belimo Automation AG (Ventilation
                 controls)..........................       2,390
     10,000    Gretag Imaging Group (Image
                 processing equipment)..............         863
      2,500    Tecan AG (Specialty engineering).....       2,592
      2,500    The Swatch Group AG
                 (Microelectronics).................       3,122
     15,000    Zurich Financial Services
                 (Diversified banking)..............       9,037
                                                        --------
                                                          20,520
                                                        --------
COMMON STOCKS--UNITED KINGDOM--17.3%
    190,584    3i Group PLC (Venture capital).......       3,528
    150,000    Barclays PLC (Diversified banking)...       4,648
    400,000    Billiton PLC (Aluminum mining).......       1,543
    500,000    Capita Group PLC (Commercial
                 services)..........................       3,739
    225,000    *Celltech Group PLC
                 (Pharmaceuticals)..................       3,981
    545,000    Energis PLC (Telecommunications
                 services)..........................       3,668
    600,000    Hays PLC (Commercial services).......       3,463
  1,700,000    Invensys PLC (Electronic equipment/
                 Instruments).......................       3,979
     74,000    Logica PLC (Software/services).......       1,937
    165,000    Luminar PLC (Restaurants)............       1,647
    320,000    Misys PLC (Information technology
                 services)..........................       3,158
    100,000    Next PLC (Apparel/Footware retail)...       1,204
    350,000    Reckitt Benckiser PLC (Household
                 products)..........................       4,826
  1,000,000    Rolls-Royce PLC (Aerospace)..........       2,965
    230,000    *Shire Pharmaceuticals Group PLC
                 (Pharmaceuticals)..................       3,629
  1,006,059    Tesco PLC (Food retailer)............       4,104
  1,600,000    Vodafone Airtouch PLC (Wireless
                 telecommunications)................       5,874
                                                        --------
                                                          57,893
                                                        --------

                See accompanying Notes to Financial Statements.
December 31, 2000                                       William Blair Funds   27

 ...............................................................................
INTERNATIONAL GROWTH FUND
 ...............................................................................

PORTFOLIO OF INVESTMENTS, DECEMBER 31, 2000 (all dollar amounts in thousands)

----------------------------------------------------    --------
SHARES                                                     VALUE
----------------------------------------------------    --------
COMMON STOCKS--CANADA--5.4%
    190,000    *Anderson Exploration (Oil and
                 gas)...............................    $  4,310
    150,000    *Canadian Hunter Exploration (Oil and
                 gas)...............................       4,107
     70,000    C-MAC Industries (Electronic
                 components)........................       3,124
     50,000    Four Seasons Hotels, Inc. (Hotels and
                 resorts)...........................       3,174
    175,000    Intrawest Corp. (Hotels and
                 resorts)...........................       3,468
                                                        --------
                                                          18,183
                                                        --------
COMMON STOCKS--BAHAMAS--1.6%
    125,000    Ace Limited (Property and casualty
                 insurer)...........................       5,305
                                                        --------
COMMON STOCKS--JAPAN--11.6%
     40,000    Belluna Company, Ltd.
                 (Catalog/Specialty distribution)...       1,040
     15,000    Fast Retailing Company, Ltd.(Apparel/
                 Footware retail)...................       2,933
     90,000    Kao Corporation (Household/Personal
                 care)..............................       2,611
    150,000    Kirin Beverage Corp (Packaged food
                 and beverages).....................       2,955
     36,000    Konami Corporation (Packaged
                 software)..........................       2,696
     50,000    Medical Support Company, Ltd. (Health
                 industry services).................         585
     40,000    Murata Manufacturing Co., Ltd.
                 (Electronics)......................       4,683
    600,000    Nissan Motor Company, Ltd. (Motor
                 vehicles)..........................       3,450
     29,040    People Company, Ltd (Recreation).....       1,802
     25,000    Sanix Corporation (Pest control).....         968
     30,000    Sazaby Inc. (Apparel retailer).......       1,180
     30,000    SMC Corporation (Trucks/Construction/
                 Farm machinery)....................       3,853
    250,000    Suruga Bank Ltd. (Banking)...........       2,296
     30,000    Takeda Chemical Industries
                 (Pharmaceuticals)..................       2,953
      9,000    Toys "R" Us Japan, Ltd. (Specialty
                 stores)............................       1,030
     47,000    Watami Food Service (Restaurants)....       1,827
     24,000    Yamada Denki (Consumer electronic
                 retailer)..........................       1,952
                                                        --------
                                                          38,814
                                                        --------
COMMON STOCKS--ASIA--5.9%
AUSTRALIA--2.7%
    200,000    Macquarie Bank Ltd. (Financial
                 services)..........................       3,203
    508,000    Publishing and Broadcasting
                 (Media)............................       3,686
    500,000    Woolworths Limited (Food retailer)...       2,341
                                                        --------
                                                           9,230
                                                        --------
HONG KONG--2.3%
    300,000    Hang Seng Bank Ltd. (Banking)........       4,038
  1,000,000    Li & Fung Limited (Commercial
                 services)..........................       1,821
  1,000,000    Yue Yuen Industrial Hldgs.
                 (Footwear).........................       1,731
                                                        --------
                                                           7,590
                                                        --------
NEW ZEALAND--0.9%
  1,155,000    Warehouse Group Limited (Discount
                 stores)............................       3,064
                                                        --------

----------------------------------------------------    --------
SHARES                                                     VALUE
----------------------------------------------------    --------
COMMON STOCKS--EMERGING ASIA--5.2%
CHINA--1.7%
 10,000,000    China National Aviation Company, Ltd.
                 (Airline operator and services)....    $  1,667
 10,000,000    China Resources Beijing (Property)...       2,090
  3,999,910    Shenzhen Chiwan Wharf Holdings Ltd.
                 (Commercial transportation)........       1,743
                                                        --------
                                                           5,500
                                                        --------
INDIA--1.8%
     90,000    Britannia Industries (Packaged food
                 and beverages).....................       1,553
    180,000    Housing Development Finance Corp.
                 (Financial services)...............       2,093
     16,000    Infosys Technologies (Consulting and
                 software services).................       1,959
    200,000    *Rediff.com India Ltd.--ADR (Internet
                 service)...........................         500
                                                        --------
                                                           6,105
                                                        --------
INDONESIA--0.3%
    650,000    Unilever Indonesia Tbk (Household/
                 Personal care).....................         835
                                                        --------
PHILIPPINES--0.1%
     27,000    Philippine Long Distance ADR (Long
                 distance and cellular services)....         481
                                                        --------
SOUTH KOREA--0.6%
     17,000    Cheil Communications (Media).........         832
     50,000    Kookmin Bank (Banking)...............         588
     33,000    Kookmin Credit Card Company, Ltd.
                 (Credit card services).............         727
                                                        --------
                                                           2,147
                                                        --------
TAIWAN--0.7%
    400,000    *Via Technologies Inc.
                 (Semiconductors)...................       2,159
                                                        --------
COMMON STOCKS--EMERGING EUROPE, MID-EAST,
AFRICA--0.6%
TURKEY--0.6%
 25,000,000    Anadolu Efes Biracilik (Packaged food
                 and beverages).....................       1,211
101,870,000    *Dogan Yayin Holdings (Media)........         706
                                                        --------
                                                           1,917
                                                        --------
COMMON STOCKS--LATIN AMERICA--3.1%
BRAZIL--0.3%
    340,000    Confeccoes Guararapes S.A.--ON
                 (Apparel retailer).................         880
     56,080    Confeccoes Guararapes S.A.--PN
                 (Apparel retailer).................         116
                                                        --------
                                                             996
                                                        --------

                See accompanying Notes to Financial Statements.
 28  Annual Report                                             December 31, 2000

 ...............................................................................
INTERNATIONAL GROWTH FUND
 ...............................................................................

PORTFOLIO OF INVESTMENTS, DECEMBER 31, 2000 (all dollar amounts in thousands)

----------------------------------------------------    --------
SHARES                                                     VALUE
----------------------------------------------------    --------
COMMON STOCKS--LATIN AMERICA--(CONTINUED)
MEXICO--2.8%
  1,300,000    *Consorcio ARA S.A. (Housing)........    $  1,541
     30,000    Fomento Econ Mexico--ADR (Packaged
                 food and beverages)................         896
  1,575,000    *Grupo Financiero Banamex (Financial
                 services)..........................       2,588
     60,000    Telefonos de Mexico--ADR (Telecom
                 service)...........................       2,708
    900,000    *Walmart de Mexico (Retailer)........       1,656
                                                        --------
                                                           9,389
                                                        --------
TOTAL COMMON STOCK--90.4%
  (cost $270,056)...................................     301,833
                                                        --------
PREFERRED STOCK--2.8%
BRAZIL--2.8%
 37,000,000    Banco Itau S.A. (Banking)............       3,509
    150,000    EMBRAER--PN (Aerospace)..............       1,399
    140,000    Petroleo Brasileiro S.A. (Oil and
                 gas)...............................       3,285
 42,174,000    Votorantim Celulose y Papel (Pulp and
                 paper).............................       1,189
                                                        --------
                                                           9,382
                                                        --------
TOTAL PREFERRED STOCK--2.8%
  (cost $7,499).....................................       9,382
                                                        --------
----------------------------------------------------    --------
PRINCIPAL AMOUNT                                           VALUE
----------------------------------------------------    --------
SHORT-TERM INVESTMENTS
$       946    Investors Bank & Trust Company
                 Repurchase Agreement, 5.18%, dated
                 12/29/00 collateralized by U.S.
                 Government agency security with a
                 market value of $993, due 1/2/01
                 repurchase date....................    $    946
     11,531    Associates Corp. of North America
                 Demand Note, 6.48%, due 1/2/01.....      11,531
                                                        --------
TOTAL SHORT-TERM INVESTMENTS--3.7%
  (cost $12,477)....................................      12,477
                                                        --------
TOTAL INVESTMENTS--96.9%
  (cost $290,032)...................................     323,692
CASH AND OTHER ASSETS, LESS LIABILITIES--3.1%.......      10,196
                                                        --------
NET ASSETS--100.0%..................................    $333,888
                                                        ========

---------------
* Non-income producing securities
ADR = American Depository Receipt

At December 31, 2000, the Fund's Portfolio of Investments includes the following industry categories: Financial Services--20.1%; Consumer Cyclicals--17.9%; Consumer Staples--15.4%; Technology--15.2%; Healthcare--9.0%; Capital Goods--7.4%; Communications--4.6%; Energy--3.8%; Transportation--2.8%; Basic Materials--2.2%; Utilities--1.6%.

At December 31, 2000, the Fund's Portfolio of Investments includes the following currency categories: Euro 29.3%; British Pound 18.6%; Japanese Yen 12.5%; Swiss Franc 6.6%; Canadian dollar 5.8%; Hong Kong dollar 4.2%; United States dollar 4.0%; Danish Krone 3.9%; Brazilian Real 3.3%; Australian dollar 3.0%; all other currencies 8.8%.

                See accompanying Notes to Financial Statements.
December 31, 2000                                       William Blair Funds   29

 ...............................................................................
EMERGING MARKETS GROWTH FUND
 ...............................................................................

--------------------------------------------------------------------------------
AN OVERVIEW FROM THE PORTFOLIO MANAGERS
--------------------------------------------------------------------------------

[PHOTO]
W. George Greig

[PHOTO]
Jeffrey A. Urbina

HOW DID THE FUND PERFORM OVER THE LAST YEAR?
For the 12 months ended December 31, 2000, the Fund declined by 30.58% (Class N Shares) on a total return basis. By comparison, the Fund's benchmark, the Morgan Stanley Capital International Emerging Markets (Free) Index, declined 30.61%.

WHAT WERE THE MOST SIGNIFICANT FACTORS IMPACTING FUND PERFORMANCE?
As a group, the performance of stock markets outside of the U.S. in 2000 was the worst in a decade.

In particular for the Fund, the fourth quarter's poor performance essentially eliminated the relative outperformance which the Fund had produced during the first half of the year. Performance during the last quarter of 2000 was disappointing from both an absolute and relative perspective with the Fund declining 15.15% for the quarter versus the benchmark Index return of -13.32%.

The Fund was negatively impacted by an overweight position in Korea, which we saw as offering increasing value during the second half of 2000. Unfortunately, Korea turned into a "value trap" and was one of the worst performing emerging markets for the year. Additionally, an overweight in technology, particularly in Korea and Taiwan, worked against us.

WHICH INVESTMENT STRATEGIES ENHANCED THE FUND'S RETURN? WERE THERE ANY INVESTMENT THEMES THAT PRODUCED THE BEST RESULTS?
For the majority of 2000, we were positive on the prospects for China and increased our holdings in Chinese shares, both in Hong Kong and Shenzhen. This portion of the portfolio provided the most positive impact for the year, from both a stock specific and portfolio weighting standpoint.

WERE THERE ANY INVESTMENT STRATEGIES OR THEMES THAT DID NOT MEASURE UP TO YOUR EXPECTATIONS?
Clearly, our view early in the year regarding the attractive nature of technology companies in Asian emerging markets was proven wrong. The slowdown in global technology spending and the de-rating of technology stocks worldwide impacted Asian shares as significantly, if not more so, than those listed on Nasdaq. Companies that we initially viewed as providing cheaper valuations compared to their global peers, provided little protection from the overall decline in technology stocks, regardless of how "high-quality" the company was.

 30  Annual Report                                             December 31, 2000

WHAT WERE AMONG THE BEST PERFORMING SECTORS FOR THE FUND?
Domestic Consumption was one of the best performing sectors for the Fund.

WHAT WERE AMONG THE WEAKEST PERFORMING SECTORS FOR THE FUND?
Technology and Media were among the weakest performing sectors for the Fund.

ARE THERE ANY SPECIFIC SECTORS OR INDUSTRIES THE FUND WILL EMPHASIZE GOING INTO 2001? HOW MIGHT THIS DIFFER FROM THIS PAST YEAR?
We began 2000 with a positive outlook for emerging markets since there appeared to be few macroeconomic imbalances, which continues to be the case. What was missing from the picture during last year was an accommodative U.S. Federal Reserve interest rate policy.

Emerging markets have increasingly become a trade on global liquidity and have always reacted positively to declining U.S. interest rates. After the poor performance over the last several years, most institutional investors are underweighted in emerging markets relative to other asset classes, and it will not take a significant flow of funds into these markets to have a dramatic impact. As a result, we have increased the Fund's weighting in interest-rate sensitive stocks and companies that should benefit from reallocations from global portfolios.

December 31, 2000                                       William Blair Funds   31

 ...............................................................................
EMERGING MARKETS GROWTH FUND
 ...............................................................................

--------------------------------------------------------------------------------
PERFORMANCE HIGHLIGHTS
--------------------------------------------------------------------------------

                                --------------------------------------------------------------------------------------------
                                        2000           1999         1998(A)(B)
                                ------------   ------------   ----------------
Emerging Markets Growth Fund
  (Class N)....................       (30.58)%        79.31%            (23.70)%
Morgan Stanley Capital
  International Emerging
  Markets (Free) Index.........       (30.61)         66.41             (28.92)

--------------------------------------------------------------------------------
(a) For the period May 1, 1998 (Commencement of Operations) to December 31,
    1998.
(b) Total return is not annualized for periods that are less than a full year.

ILLUSTRATION OF AN ASSUMED INVESTMENT OF $10,000 WITH REINVESTMENT OF CAPITAL GAIN DISTRIBUTIONS

[GRAPHIC IMAGE]

                                                                EMERGING MARKETS GROWTH FUND              MSCI EMF INDEX
                                                                ----------------------------              --------------
5/98                                                                       10000                              10000
6/98                                                                        8700                               7700
9/98                                                                        6600                               6000
12/98                                                                       7600                               7100
3/99                                                                        7900                               8000
6/99                                                                       10800                               9900
9/99                                                                       10300                               9400
12/99                                                                      13700                              11800
3/00                                                                       14400                              12100
6/00                                                                       12700                              10900
9/00                                                                       11200                               9500
12/00                                                                       9500                               8200

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. Returns shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. Emerging markets investing involves special risk considerations, including currency fluctuations, lower liquidity, economic and political risk. From time to time, the Adviser may waive fees or reimburse expenses for the Fund. Without these waivers, performance would be lower. Class N shares are available to the general public without a sales load.

The Morgan Stanley Capital International (MSCI) Emerging Markets (Free) Index is an index that includes emerging markets around the world.

This report identifies the Fund's investments on December 31, 2000. These holdings are subject to change. Not all stocks in the Fund performed as well, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

 32  Annual Report                                             December 31, 2000

 ...............................................................................
EMERGING MARKETS GROWTH FUND
 ...............................................................................

PORTFOLIO OF INVESTMENTS, DECEMBER 31, 2000 (all dollar amounts in thousands)

------------------------------------------------------    ------
SHARES                                                     VALUE
------------------------------------------------------    ------
COMMON STOCKS--EMERGING ASIA--47.0%
INDIA--17.1%
    10,000    Britannia Industries (Packaged food and
                beverages)............................    $  172
    25,000    Hindustan Lever (Household products)....       111
    15,000    Housing Development Finance Corp.
                (Financial services)..................       174
     1,600    Infosys Technologies (Consulting and
                Software Services)....................       196
    28,600    *Rediff.com India Ltd.--ADR (Internet
                service)..............................        71
                                                          ------
                                                             724
                                                          ------
CHINA--17.0%
 1,000,000    China Resources Beijing (Property)......       209
 1,500,000    China National Aviation Company, Ltd.
                (Airline operator and services).......       250
   600,000    Shenzhen Chiwan Wharf Holdings, Ltd.
                (Commercial transportation)...........       261
                                                          ------
                                                             720
                                                          ------
TAIWAN--4.4%
    35,000    *Via Technologies, Inc.
                (Semiconductors)......................       189
                                                          ------
SOUTH KOREA--4.3%
     1,500    Cheil Communications (Media)............        74
     5,000    *Kookmin Credit Card Company, Ltd.
                (Credit card services)................       110
                                                          ------
                                                             184
                                                          ------
INDONESIA--3.0%
   100,000    Unisem (M) Berhad (Semiconductors)......       129
                                                          ------
PHILIPPINES--1.2%
     3,000    Philippine Long Distance ADR (Long
                distance and cellular services).......        53
                                                          ------
COMMON STOCKS--LATIN AMERICA--23.1%
MEXICO--21.0%
   150,000    *Consorcio ARA S.A. (Housing)...........       178
     3,000    Fomento Econ Mexico ADR (Packaged food
                and beverages)........................        90
   144,000    *Grupo Financiero Banamex (Financial
                services).............................       237
     1,500    *Grupo Televisa S.A. GDR (Media)........        67
     3,000    Telefonos de Mexico ADR (Telecom
                service)..............................       135
   100,000    Walmart de Mexico (Retailer)............       184
                                                          ------
                                                             891
                                                          ------
BRAZIL--2.1%
    30,000    Confeccoes Guararapes S.A.--PN (Apparel
                retailer).............................        78
     4,920    Confeccoes Guararapes S.A.--ON (Apparel
                retailer).............................        10
                                                          ------
                                                              88
                                                          ------
COMMON STOCKS--EMERGING EUROPE, MID-EAST, AFRICA--5.3%
TURKEY--5.3%
 2,500,000    *Anadolu Efes Biracilik (Packaged food
                and beverages)........................       121
14,642,500    *Dogan Yayin Holdings (Media)...........       102
                                                          ------
                                                             223
                                                          ------
TOTAL COMMON STOCK--75.5%
  (cost $3,682).......................................     3,201
                                                          ------

------------------------------------------------------    ------
SHARES OR PRINCIPAL AMOUNT                                 VALUE
------------------------------------------------------    ------
PREFERRED STOCKS--17.3%
BRAZIL--17.3%
 2,250,000    Banco Itau S.A. (Banking)...............    $  213
    25,000    EMBRAER--PN (Aerospace).................       233
     6,500    Petroleo Brasileiro S.A. (Oil and
                gas)..................................       153
 4,826,000    Votorantim Celulose y Papel (Pulp and
                paper)................................       136
                                                          ------
                                                             735
                                                          ------
TOTAL PREFERRED STOCK--17.3%
  (cost $467).........................................       735
                                                          ------
SHORT-TERM INVESTMENTS--6.0
$      105    Investors Bank & Trust Company
                Repurchase Agreement, 5.18%, dated
                12/29/00 collateralized by U.S.
                Government security with a market
                value of $110, due 1/2/01 repurchase
                date..................................       105
       150    Associates Corp. of North America Demand
                Note, 6.48%, due 1/2/01...............       150
                                                          ------
TOTAL SHORT-TERM INVESTMENTS--6.0%
  (cost $255).........................................       255
                                                          ------
TOTAL INVESTMENTS--98.8%
  (cost $4,404).......................................     4,191
CASH AND OTHER ASSETS, LESS LIABILITIES--1.2%.........        52
                                                          ------
NET ASSETS--100.0%....................................    $4,243
                                                          ======

---------------
* Non-income producing securities
GDR = Global Depository Receipt
ADR = American Depository Receipt

At December 31, 2000, the Fund's Portfolio of Investments includes the following industry categories:
Finance--28.4%; Consumer Non-Durables--18.0%; Transportation--13.0%; Electronic Technology--10.7%; Technology Services--6.8%; Communications--4.8%; Retail Trade--4.7%; Consumer Services--4.3%; Energy Minerals--3.9%; Process Industries--3.5%; and Commercial Services--1.9%.

At December 31, 2000, the Fund's Portfolio of Investments includes the following currency categories: Brazilian real 20.9%; Hong Kong dollar 18.3%; Indian rupee 16.6%; Mexican peso 15.2%; United States dollar 10.6%; Turkish lira 5.7%; Taiwan dollar 4.8%; Korean won 4.7%; and Indonesian rupiah 3.2%.

                See accompanying Notes to Financial Statements.
December 31, 2000                                       William Blair Funds   33

 ...............................................................................
DISCIPLINED LARGE CAP FUND
 ...............................................................................

--------------------------------------------------------------------------------
AN OVERVIEW FROM THE PORTFOLIO MANAGER
--------------------------------------------------------------------------------

[PHOTO]

Stan Kirtman

HOW DID THE FUND PERFORM OVER THE LAST YEAR?
Over the past year the Fund underperformed its benchmark by just over one-half of one percent (0.57%). The S&P was down 9.11% while the Fund declined 9.68% (Class N Shares).

WHAT WERE THE MOST SIGNIFICANT FACTORS IMPACTING FUND PERFORMANCE?
Due to the nature of the Fund and its correlation to the benchmark the biggest influence was the market's extreme volatility. On any given day the Fund could deviate from the benchmark between one-half to one percent, which up until now was quite unusual. While we are disappointed by not outperforming the S&P 500, our closeness to the index in what we consider a disappointing year, demonstrates what we believe to be one of the Fund's advantages--its risk-controlled nature.

WHAT WERE AMONG THE BEST PERFORMING SECTORS FOR THE FUND?
Sectors that produced the greatest contribution to performance were: Technology, Utilities and Transportation.

WHAT WERE AMONG THE WEAKEST PERFORMING SECTORS FOR THE FUND?
Sectors that detracted the most from performance were: Consumer Cyclicals, Capital Goods and Basic Materials. Other sectors not mentioned were close to the index.

WHAT IS YOUR OUTLOOK FOR THE FUND AND THE YEAR AHEAD? WHAT CRITERIA WILL DETERMINE HOW THE FUND IS POSITIONED FOR 2001?
The outlook for the market and hence the Fund is for returns to retreat from the high levels of the decade of the '90s, when the S&P returned roundly 18% on a compound annual return basis, to a more normal or the index's long term rate of return of around 10-11%, i.e. mean reversion.

The reason for this assumption is that the economy has begun to slow as a result of the Federal Reserve Board's prior action of increasing interest rates, causing both consumer confidence and spending to diminish, with the latter showing up in somewhat disappointing Christmas sales. While most economists are not looking for a recession, corporate earnings are expect to decline to the 7-10% range. Federal Reserve watchers also had concluded by year-end that the Federal Reserve had grown quite concerned about the strength of the economy. We believe the Federal Reserve will move quickly to ease short-term rates early in 2001.

This expected rate reduction will eventually lead to a growing economy but it will take time and perhaps further rate reductions by the Fed before we begin to see any improvement. In the meantime, we can expect that the market is most likely reflecting the negatives in the economic environment and investors will be cautious in anticipating any positive future outlook.

 34  Annual Report                                             December 31, 2000

 ...............................................................................
DISCIPLINED LARGE CAP FUND
 ...............................................................................

--------------------------------------------------------------------------------
PERFORMANCE HIGHLIGHTS
--------------------------------------------------------------------------------

                                ----------------------------------------------------------------------------------------
                                        2000        1999(A)(B)
                                ------------      ------------
Disciplined Large Cap Fund
  (Class N)....................        (9.68)%            1.20%
S&P 500 Index..................        (9.11)              .85

--------------------------------------------------------------------------------
(a) For the period December 27, 1999 (Commencement of Operations) to December 31, 1999.
(b) Total return is not annualized for periods that are less than a full year.

ILLUSTRATION OF AN ASSUMED INVESTMENT OF $10,000

[GRAPHIC IMAGE]

                                                                DISCIPLINED LARGE CAP GROWTH
                                                                            FUND                          S&P 500 INDEX
                                                                ----------------------------              -------------
12/27/99                                                                   10000                              10000
1/00                                                                        9500                               9500
2/00                                                                        9600                               9300
3/00                                                                       10400                              10200
4/00                                                                       10100                               9900
5/00                                                                        9600                               9700
6/00                                                                       10000                              10000
7/00                                                                       10000                               9800
8/00                                                                       10700                              10400
9/00                                                                       10100                               9900
10/00                                                                      10000                               9800
11/00                                                                       9000                               9100
12/00                                                                       9000                               9100

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. Returns shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. From time to time, the Adviser may waive fees or reimburse expenses for the Fund. Without these waivers, performance would be lower. Class N shares are available to the general public without a sales load.

The S&P 500 Index indicates broad larger capitalization equity market performance.

This report identifies the Fund's investments on December 31, 2000. These holdings are subject to change. Not all stocks in the Fund performed as well, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

December 31, 2000                                       William Blair Funds   35

 ...............................................................................
DISCIPLINED LARGE CAP FUND
 ...............................................................................

PORTFOLIO OF INVESTMENTS, DECEMBER 31, 2000 (all dollar amounts in thousands)

----------------------------------------------------    ------
SHARES                                                   VALUE
----------------------------------------------------    ------
COMMON STOCKS
TECHNOLOGY--24.0%
1,150     *ADC Telecommunications, Inc. ............    $   21
  180     Adobe Systems, Inc. ......................        10
  170     *Altera Corporation.......................         4
  310     *Analog Devices...........................        16
  660     *Apple Computer, Inc. ....................        10
  110     *Broadcom Corporation.....................         9
3,660     *Cisco Systems, Inc. .....................       140
  110     *Comverse Technology, Inc. ...............        12
1,580     *EMC Corporation..........................       105
  350     Electronic Data Systems...................        20
2,990     Intel Corporation.........................        90
  660     International Business Machines...........        56
  490     *JDS Uniphase Corporation.................        20
  340     Linear Technology Corporation.............        16
  120     *Mercury Interactive Corporation..........        11
1,450     *Microsoft Corporation....................        63
  360     *NCR Corporation..........................        18
  390     *Network Appliance, Inc. .................        25
  240     *Novellus Systems.........................         9
4,220     *Oracle Corporation.......................       123
  270     Perkinelmer, Inc. ........................        28
  460     *QUALCOM, Inc. ...........................        38
  370     Scientific Atlanta, Inc. .................        12
  370     *Siebel Systems...........................        25
3,380     *Sun Microsystems, Inc. ..................        94
  600     Tektronix, Inc. ..........................        20
  270     *Veritas Software.........................        24
                                                        ------
                                                         1,019
                                                        ------
FINANCIAL SERVICES--15.6%
  590     American Express Company..................        32
1,710     American International Group..............       169
  480     Bank of New York..........................        27
  240     Bear Stearns Companies, Inc. .............        12
  160     Capital One Financial Corporation.........        11
  260     Chubb Corporation.........................        22
  530     CIGNA Corporation.........................        70
  410     Fifth Third Bancorp.......................        25
  490     Hartford Financial Services Group.........        35
  350     Household International...................        19
  760     Chase Manhattan Corporation...............        35
  700     Lehman Brothers Holdings..................        47
  220     Marsh & McLennan Companies, Inc. .........        26
  190     MBIA Incorporated.........................        14
  160     J.P. Morgan & Company.....................        26
  180     PNC Financial Services Group..............        13
  280     Providian Financial Corporation...........        16
  430     St. Paul Companies, Inc. .................        23
  700     Wells Fargo & Company.....................        39
                                                        ------
                                                           661
                                                        ------

----------------------------------------------------    ------
SHARES                                                   VALUE
----------------------------------------------------    ------
COMMON STOCKS--(CONTINUED)
HEALTHCARE--13.3%
  200     Allergan, Inc. ...........................    $   19
  340     *ALZA Corporation.........................        14
  530     American Home Products....................        34
  390     *Amgen, Inc. .............................        25
  575     Biomet, Inc. .............................        23
   70     *Forest Laboratories......................         9
  390     HCA -- The Healthcare Company.............        17
  510     Johnson & Johnson.........................        54
  390     *King Pharmaceuticals.....................        20
  140     *MedImmune, Inc. .........................         7
1,060     Merck & Co., Inc. ........................        99
2,330     Pfizer, Inc. .............................       107
  560     Pharmacia Corporation.....................        34
  190     *St. Jude Medical.........................        12
  690     *Tenet Healthcare Corporation.............        31
  700     United Healthcare Corporation.............        43
  290     *Watson Pharmaceuticals...................        15
                                                        ------
                                                           563
                                                        ------
CONSUMER STAPLES--10.0%
1,030     Anheuser Busch Companies, Inc. ...........        47
  250     Avon Products.............................        12
  300     Cardinal Health, Inc. ....................        30
  250     *Clear Channel Communications, Inc. ......        12
  370     Colgate Palmolive Company.................        24
  300     CVS Corporation...........................        18
  400     Darden Restaurants, Inc. .................         9
  600     Kimberly-Clark Corporation................        42
  750     *Kroger Company...........................        20
1,640     Phillip Morris Companies..................        72
  670     *Safeway, Inc. ...........................        42
1,140     Sysco Corporation.........................        34
  846     *Viacom, Inc., Class "B"..................        40
  520     Walgreen Company..........................        22
                                                        ------
                                                           424
                                                        ------
CAPITAL GOODS--9.8%
  370     Corning, Inc. ............................        19
  340     Cummins Engine Company....................        13
  390     Dover Corporation.........................        16
  310     Emerson Electric Company..................        24
  280     General Dynamics Corporation..............        22
2,360     General Electric Company..................       113
  520     Honeywell International...................        25
  130     Johnson Controls, Inc. ...................         7
  180     Minnesota Mining and Manufacturing........        22
  200     Rockwell International Corporation........         9
  100     *Sanmina Corporation......................         8
  850     *Solectron Corporation....................        29
1,340     Tyco International, Ltd. .................        74
  430     United Technologies.......................        34
                                                        ------
                                                           415
                                                        ------

                See accompanying Notes to Financial Statements.
 36  Annual Report                                             December 31, 2000

 ...............................................................................
DISCIPLINED LARGE CAP FUND
 ...............................................................................

PORTFOLIO OF INVESTMENTS, DECEMBER 31, 2000 (all dollar amounts in thousands)

----------------------------------------------------    ------
SHARES                                                   VALUE
----------------------------------------------------    ------
COMMON STOCKS--(CONTINUED)
ENERGY--8.0%
  210     Anadarko Petroleum Corporation............    $   15
  180     Apache Corporation........................        13
  240     Chevron Corporation.......................        20
1,890     Exxon Mobil Corporation...................       164
  130     Kerr-McGee Corporation....................         9
  260     Phillips Petroleum Company................        15
1,140     Royal Dutch Petroleum Company.............        69
  280     Schlumberger, Ltd. .......................        22
  235     Transocean Sedco Forex, Inc. .............        11
                                                        ------
                                                           338
                                                        ------
CONSUMER CYCLICALS--7.4%
  990     *Bed, Bath & Beyond, Inc. ................        22
  240     *Convergys Corporation....................        11
  610     *Costco Wholesale Corporation.............        24
  280     General Motors Corporation................        14
1,100     Home Depot, Inc. .........................        50
  680     *Kohl's Corporation.......................        42
  660     Limited, Inc. ............................        11
  250     Liz Claiborne.............................        11
  280     *Reebok International, Ltd. ..............         8
  340     Target Corporation........................        11
  550     Tiffany & Company.........................        17
1,710     Wal-Mart Stores, Inc. ....................        91
                                                        ------
                                                           312
                                                        ------
COMMUNICATION SERVICES--4.2%
  120     Alltel Corporation........................         8
  500     Bellsouth Corporation.....................        21
  390     Centurytel, Inc. .........................        14
  330     *NEXTEL Communications....................         8
  749     *Qwest Communications International.......        31
1,870     SBC Communications, Inc. .................        89
  675     *Worldcom, Inc. ..........................         9
                                                        ------
                                                           180
                                                        ------
UTILITIES--4.0%
  370     *AES Corporation..........................        20
  790     Coastal Corporation.......................        70
  350     El Paso Energy............................        25
  650     Enron Corporation.........................        54
                                                        ------
                                                           169
                                                        ------

----------------------------------------------------    ------
SHARES OR PRINCIPAL AMOUNT                               VALUE
----------------------------------------------------    ------
COMMON STOCKS--(CONTINUED)
BASIC MATERIALS--2.0%
  250     Air Products & Chemicals..................    $   10
  190     Eastman Chemical Company..................         9
  150     *FMC Corporation..........................        11
  200     The Mead Corporation......................         6
  870     *Pactiv Corporation.......................        11
  480     Praxair, Inc. ............................        21
  200     Vulcan Materials Company..................        10
  130     Willamette Industries, Inc. ..............         6
                                                        ------
                                                            84
                                                        ------
TRANSPORTATION--.8%
  200     *AMR Corporation..........................         8
  520     Southwest Airlines........................        17
  170     Union Pacific Corporation.................         9
                                                        ------
                                                            34
                                                        ------
TOTAL COMMON STOCK--99.1%
  (cost $4,285).....................................     4,199
                                                        ------
SHORT-TERM INVESTMENTS
$  50       Investors Bank & Trust Company
              Repurchase Agreement, 5.18%, dated
              12/29/00 collateralized by U.S.
              Government agency security with a
              market value of $53, due 1/2/01
              repurchase date.......................        50
                                                        ------
TOTAL SHORT-TERM INVESTMENTS--1.2%
  (cost $50)........................................        50
                                                        ------
TOTAL INVESTMENTS--100.3%
  (cost $4,335).....................................     4,249
                                                        ------
LIABILITIES, PLUS CASH AND OTHER ASSETS--(.3)%......       (15)
                                                        ------
NET ASSETS--100.0%..................................    $4,234
                                                        ======

---------------

* Non-income producing securities

                See accompanying Notes to Financial Statements.
December 31, 2000                                       William Blair Funds   37

 ...............................................................................
VALUE DISCOVERY FUND
 ...............................................................................

--------------------------------------------------------------------------------
AN OVERVIEW FROM THE PORTFOLIO MANAGERS
--------------------------------------------------------------------------------

[PHOTO]

Glen A. Kleczka

[PHOTO]
David Mitchell

[PHOTO]
Cappy Price

HOW DID THE FUND PERFORM OVER THE LAST YEAR?
The Fund posted excellent results for the year ended December 31, 2000, gaining 18.85% on a total return basis. By comparison, the Fund's primary benchmark, the Russell 2000(R) Index declined 3.02%; and the Russell 2000(R) Value Index increased 22.83%.

WHAT WERE THE MOST SIGNIFICANT FACTORS IMPACTING FUND PERFORMANCE?
Year 2000 marked a re-emergence of the small cap value style of investing. It was also a year marked by the complete collapse of the Technology sector, and the return to a market in which diversification and valuation mattered.

WHICH INVESTMENT STRATEGIES ENHANCED THE FUND'S RETURN? WERE THERE ANY INVESTMENT THEMES THAT PRODUCED THE BEST RESULTS?
In a volatile market environment, the Fund benefited from defensive portfolio positioning, which reflected our conservative management philosophy and investment style. In addition, the Fund reaped the benefits of very strong performance of its individual Retail stock holdings. Although Retail as a sector did not perform very well, our stock selection in the Retail Sector proved to be very successful for the Fund. Lastly, the Fund was overweighted in the Consumer Discretionary sector relative to its benchmark.

We are also pleased to report that the past year was the third consecutive year in which the Fund did not pay out any capital gains to its shareholders, as a result of our ability to offset the Fund's capital gains with losses.

WHAT WERE AMONG THE BEST PERFORMING SECTORS FOR THE FUND?
There were three sectors, that although combined only comprised 10% of the Fund's holdings, rose dramatically. These included Healthcare, which was up 108%, Energy, which was up 95%, and Utilities, up 91%. Other strong sectors included Consumer Staples, which rose 49%, and Financial Services, which gained 29%.

 38  Annual Report                                             December 31, 2000

WHAT WERE AMONG THE WEAKEST PERFORMING SECTORS FOR THE FUND?
Technology was down 12%, while Materials Processing declined 9%. The Materials Processing Sector was hurt by rising energy costs and by weakness in the Euro currency.

ARE THERE ANY SPECIFIC SECTORS OR INDUSTRIES THE FUND WILL EMPHASIZE GOING INTO 2001? HOW MIGHT THIS DIFFER FROM THIS PAST YEAR?
As a general rule, the Fund's goal is to stay relatively in line with the sector weights for its primary benchmark, the Russell 2000(R) Index. The Fund's primary focus will be to search for superior investment ideas--and in this regard the emphasis is no different than prior years.

WHAT IS YOUR OUTLOOK FOR THE FUND AND THE YEAR AHEAD? WHAT CRITERIA WILL DETERMINE HOW THE FUND IS POSITIONED FOR 2001?
We are very optimistic about the prospects for our style of investing and believe that the worst is over for Small Cap Value investors. Most Small Cap Value stocks have been in their own price recession for the past 2 1/2 years. Investment styles (such as Growth and Value) have cycles where they both outperform and underperform other styles. The Small Cap Value investment style has outperformed Small Cap Growth for the past nine months.

December 31, 2000                                       William Blair Funds   39

 ...............................................................................
VALUE DISCOVERY FUND
 ...............................................................................

--------------------------------------------------------------------------------
PERFORMANCE HIGHLIGHTS
--------------------------------------------------------------------------------

                                ---------------------------------------------------------
                                        2000           1999           1998           1997
                                ------------   ------------   ------------   ------------
Value Discovery Fund (Class
  N)...........................        18.85%          6.10%           .66%         33.46%
Russell 2000(R) Index..........        (3.02)         21.26          (2.55)         22.36
Russell 2000(R) Value Index....        22.83          (1.49)         (6.45)         31.78

ILLUSTRATION OF AN ASSUMED INVESTMENT OF $10,000 WITH REINVESTMENT OF CAPITAL GAIN DISTRIBUTIONS AND INCOME DIVIDENDS

[GRAPHIC IMAGE]

                                                  VALUE DISCOVERY FUND         RUSSELL 2000 INDEX       RUSSELL 2000 VALUE INDEX
                                                  --------------------         ------------------       ------------------------
12/96                                                   10000.00                    10000.00                    10000.00
3/97                                                     9800.00                     9500.00                    10000.00
6/97                                                    11100.00                    11000.00                    11500.00
9/97                                                    14100.00                    12700.00                    13000.00
12/97                                                   13400.00                    12200.00                    13200.00
3/98                                                    15000.00                    13500.00                    14300.00
6/98                                                    14600.00                    12800.00                    13800.00
9/98                                                    12100.00                    10300.00                    11300.00
12/98                                                   13400.00                    11900.00                    12300.00
3/99                                                    12000.00                    11300.00                    11100.00
6/99                                                    14100.00                    13000.00                    13000.00
9/99                                                    12900.00                    12200.00                    12000.00
12/99                                                   14300.00                    14500.00                    12100.00
6/00                                                    15900.00                    14900.00                    12900.00
9/00                                                    15900.00                    15100.00                    13800.00
12/00                                                   16900.00                    14100.00                    14900.00

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. Returns shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. Investing in smaller companies involves special risks, including higher volatility and lower liquidity. From time to time, the investment adviser may waive fees or reimburse expenses for the Fund. Without these waivers, performance would be lower. Class N shares are available to the general public without a sales load.

The Russell 2000(R) Index is the Fund's primary benchmark. The Russell 2000(R) Index is unmanaged composite of the smallest 2000 stocks of the Russell 3000 Index.

The Russell 2000(R) Value Index consists of small capitalization companies with below average price-to-book ratios and forecasted growth rates.

This report identifies the Fund's investments on December 31, 2000. These holdings are subject to change. Not all stocks in the Fund performed as well, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

December 31, 2000                                       William Blair Funds   39

 ...............................................................................
VALUE DISCOVERY FUND
 ...............................................................................

PORTFOLIO OF INVESTMENTS, DECEMBER 31, 2000 (all dollar amounts in thousands)

----------------------------------------------------    -------
SHARES                                                    VALUE
----------------------------------------------------    -------
COMMON STOCKS
FINANCIAL SERVICES--26.7%
 40,400    Amerus Life Holdings, Inc., Class "A"....    $ 1,307
117,800    Annuity & Life Re Holdings, PLC ADR......      3,762
 49,100    Astoria Financial Corporation............      2,667
114,900    Brandywine Realty Trust..................      2,377
 58,100    First Financial Holdings, Inc............      1,144
 68,600    First Industrial Realty Trust............      2,332
 65,200    Hudson United Bancorp....................      1,365
 49,800    MONY Group, Inc..........................      2,462
 23,800    SCPIE Holdings, Inc......................        562
153,300    Seacoast Financial Services
             Corporation............................      1,840
                                                        -------
                                                         19,818
                                                        -------
PRODUCER DURABLES--18.1%
 54,100    Belden, Inc..............................      1,373
286,700    *Checkpoint Systems......................      2,132
 96,900    *Denison International PLC ADR...........      1,441
181,700    *Flowserve Corporation...................      3,884
 45,700    *Gardner Denver, Inc.....................        973
104,700    LSI Incorporated.........................      2,140
 29,400    Milacron, Inc............................        472
101,900    *Newpark Resources.......................        975
                                                        -------
                                                         13,390
                                                        -------
CONSUMER DISCRETIONARY--16.5%
 34,025    *Christopher & Banks Corporation.........        959
 55,700    Ethan Allen Interiors....................      1,866
 99,500    Hollinger International, Inc.............      1,580
 14,000    *Michaels Stores, Inc....................        371
 86,300    *NCI Building Systems....................      1,623
229,300    Pier 1 Imports, Inc......................      2,365
147,600    *Prime Hospitality Corporation...........      1,716
 54,900    Snap-On Incorporated.....................      1,530
 43,800    *Sunglass Hut International, Inc.........        224
                                                        -------
                                                         12,234
                                                        -------
CONSUMER STAPLES--7.1%
158,000    Blockbuster, Inc.........................      1,323
 66,300    Cadmus Communications....................        605
 50,600    Earthgrains Company, Inc.................        936
 49,700    *Suiza Foods Corporation.................      2,386
                                                        -------
                                                          5,250
                                                        -------
AUTOS AND TRANSPORTATION--5.0%
 66,300    *Landstar System, Inc....................    $ 3,676
                                                        -------

----------------------------------------------------    -------
SHARES OR PRINCIPAL AMOUNT                                VALUE
----------------------------------------------------    -------
COMMON STOCKS--(CONTINUED)
TECHNOLOGY--4.5%
 91,200    *Kent Electronics Corporation............    $ 1,505
228,300    *Overland Data, Inc......................      1,812
                                                        -------
                                                          3,317
                                                        -------
MATERIALS--4.3%
 77,100    Arch Chemicals, Inc......................      1,368
 34,900    Cleveland-Cliffs, Inc....................        753
 45,700    *United Stationers.......................      1,097
                                                        -------
                                                          3,218
                                                        -------
HEALTHCARE-RELATED SPECIALTIES--3.1%
 32,700    *First Health Group Corporation..........      1,523
 49,600    *Quorum Health Group.....................        781
                                                        -------
                                                          2,304
                                                        -------
ENERGY--3.5%
 79,200    *Veritas DGC, Inc........................      2,558
                                                        -------
UTILITIES--2.8%
 85,000    Atmos Energy Corporation.................      2,072
                                                        -------
TOTAL COMMON STOCK--91.6%
  (cost $50,785)....................................     67,837
                                                        -------
SHORT-TERM INVESTMENTS
$   644    Investors Bank & Trust Company Repurchase
             Agreement, 5.18%, dated 12/29/00
             collateralized by U.S. Government
             agency security with a market value of
             $676, due 1/2/01 repurchase date.......        644
  3,592    Associates Corp. of North America
             Demand Note, 6.48%, due 1/2/01.........      3,592
  3,500    GE Capital Corporation,
             6.42%, due 1/12/01.....................      3,500
TOTAL SHORT-TERM INVESTMENTS--10.4%
  (cost $7,736).....................................      7,736
                                                        -------
TOTAL INVESTMENTS--102.0%
  (cost $58,521)....................................     75,573
LIABILITIES, PLUS CASH AND OTHER ASSETS--(2.0)%.....     (1,480)
                                                        -------
NET ASSETS--100.0%..................................    $74,093
                                                        =======

---------------

* Non-income producing securities
ADR = American Depository Receipt

                See accompanying Notes to Financial Statements.
 40  Annual Report                                             December 31, 2000

 ...............................................................................
INCOME FUND
 ...............................................................................

--------------------------------------------------------------------------------
AN OVERVIEW FROM THE PORTFOLIO MANAGERS
--------------------------------------------------------------------------------

[PHOTO]

James S. Kaplan

[PHOTO]
Bentley M. Myer

HOW DID THE FUND PERFORM OVER THE LAST YEAR?
The Income Fund posted solid performance results for the year ended December 31, 2000, gaining 9.99% on a total return basis (Class N Shares). By comparison, the Fund's benchmark, the Lehman Intermediate Government/Corporate Index, rose 10.12%.

WHAT WERE THE MOST SIGNIFICANT FACTORS IMPACTING FUND PERFORMANCE?
2000 turned out to be a very good year for bond investors, particularly those who held intermediate and longer-term U.S. Treasury issues. Those securities produced double-digit returns that exceeded returns of many other asset classes, including equities as well as other sectors of the fixed-income markets.

WHICH INVESTMENT STRATEGIES ENHANCED THE FUND'S RETURN? WERE THERE ANY INVESTMENT THEMES THAT PRODUCED THE BEST RESULTS?
The Fund's average maturity and duration were both pretty close to those of the Lehman Intermediate Government/Corporate Index for most of the latter part of the year. Mortgage-backed and asset-backed sectors were overweighted for virtually the entire year and the better structure of these securities helped to generate moderate outperformance when compared to the Index as a whole.

WHAT WERE AMONG THE BEST PERFORMING SECTORS FOR THE FUND?
The best performing sectors for the Fund were intermediate and longer-term U.S. Treasury securities.

WHAT WERE AMONG THE WEAKEST PERFORMING SECTORS FOR THE FUND?
As the economy showed signs of slowing, risk premiums began to increase in the Corporate and Mortgage-backed sectors of the bond market. Consequently, returns for those sectors were less positive than for U.S. Treasuries.

WHAT IS YOUR OUTLOOK FOR THE FUND AND THE YEAR AHEAD? WHAT CRITERIA WILL DETERMINE HOW THE FUND IS POSITIONED FOR 2001?
Looking ahead, the recent decision by the Federal Reserve Board to lower short-term interest rates more aggressively should help the non-U.S. Treasury sectors of the market. That improvement may be slow, however, if the economy is heading into a period of very slow growth.

Although Corporate Bonds were underweighted in the Fund earlier in the year, that weighting was increased to more of a market weighting (for example, more in line with the Fund's benchmark.)

December 31, 2000                                       William Blair Funds   41

 ...............................................................................
INCOME FUND
 ...............................................................................

--------------------------------------------------------------------------------
PERFORMANCE HIGHLIGHTS
--------------------------------------------------------------------------------

                                -------------------------------------------------------------------------------------------
                                          2000             1999             1998             1997             1996
                                --------------   --------------   --------------   --------------   --------------
Income Fund (Class N)..........           9.99%             .34%            7.07%            8.03%            3.07%
Lehman Intermediate
  Government/Credit Bond
  Index........................          10.12              .39             8.44             7.87             4.05

ILLUSTRATION OF AN ASSUMED INVESTMENT OF $10,000 WITH REINVESTMENT OF CAPITAL GAIN DISTRIBUTIONS AND INCOME DIVIDENDS

[GRAPHIC IMAGE]

                                                                                                       LEHMAN INTERMEDIATE
                                                                        INCOME FUND                      GOV/CREDIT BOND
                                                                        -----------                    -------------------
12/90                                                                      10000                              10000
12/91                                                                      12000                              11900
12/92                                                                      12800                              12800
12/93                                                                      13800                              13900
12/94                                                                      13700                              13600
12/95                                                                      15700                              15700
12/96                                                                      16200                              16400
12/97                                                                      17500                              17700
12/98                                                                      18700                              19200
12/99                                                                      18800                              19200
12/00                                                                      20700                              21200

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. Returns shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. Class N shares are available to the general public without a sales load.

The Lehman Intermediate Government/Credit Bond Index indicates broad intermediate government/corporate bond market performance.

This report identifies the Fund's investments on December 31, 2000. These holdings are subject to change. Not all fixed income securities in the Fund performed as well, nor is there any guarantee that these fixed income securities will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

 42  Annual Report                                             December 31, 2000

 ...............................................................................
INCOME FUND
 ...............................................................................

PORTFOLIO OF INVESTMENTS, DECEMBER 31, 2000 (all amounts in thousands)

------------------------------------------------------  -------
PRINCIPAL
AMOUNT                                                    VALUE
------------------------------------------------------  -------
U.S. GOVERNMENT AND U.S. GOVERNMENT AGENCY GUARANTEED
OBLIGATIONS--47.1%
U.S. TREASURY--21.8%
 $ 3,500    U.S. Treasury Note, 7.875%, due
              11/15/04................................  $ 3,831
   8,500    U.S. Treasury Note, 6.500%, due 8/15/05...    8,988
   5,000    U.S. Treasury Note, 6.875%, due 5/15/06...    5,410
   7,000    U.S. Treasury Note, 7.000%, due 7/15/06...    7,621
  10,000    U.S. Treasury Note, 6.500%, due
              10/15/06................................   10,673
 -------                                                -------
  34,000    Total U.S. Treasury Obligations...........   36,523
 -------                                                -------
U.S. GOVERNMENT GUARANTEED OBLIGATIONS--3.5%
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA)--3.1%
   2,286    #255840, 10.00%, due 10/15/09.............    2,319
   2,908    #309232, 8.75%, due 9/15/31...............    2,934
 -------                                                -------
   5,194                                                  5,253
 -------                                                -------
SMALL BUSINESS ADMINISTRATION--.4%
      --    Receipt for Multiple Originator Fees, #3
              0.845%, due 11/08/08 (Interest Only)
              WAC.....................................      333
     304    Loan #100023, 9.375%, due 11/25/14........      316
 -------                                                -------
     304
 -------
            Total Small Business Administration
              Obligations.............................
                                                            649
                                                        -------
U.S. GOVERNMENT AGENCY GUARANTEED OBLIGATIONS--21.8%
FEDERAL HOME LOAN MORTGAGE CORP. (FHLMC)--12.1%
   1,191                                                  1,189
            #1544, Tranche TM, 7.309%, due 7/15/08....
   4,712                                                  4,841
            #1612, Tranche SE, 8.100%, due 11/15/08...
     261                                                    268
            #1625, Tranche SB, 9.500%, due 12/15/08...
     197
            #1662, Tranche T, FR, 5.821%, due               196
              1/15/09.................................
   3,425                                                  3,665
            Note, 7.000% , due 3/15/10................
   1,966                                                  1,964
            #1259,Tranche Z, 8.000%, due 9/15/20......
   5,253                                                  5,329
            #1462,Tranche PK, 7.500%, due 7/15/21.....
   2,286                                                  2,368
            #1608, Tranche SE, 8.959%, due 6/15/23....
     136                                                    139
            #1542, Tranche S, 11.749%, due 7/15/23....
     439
 -------
            #1611, Tranche MB, FR, 5.600%, due
              11/15/23................................
                                                            436
                                                        -------
  19,866
 -------
            Total FHLMC Mortgage Obligations..........
                                                         20,395
                                                        -------

------------------------------------------------------  -------
PRINCIPAL
AMOUNT                                                    VALUE
------------------------------------------------------  -------
U.S. GOVERNMENT AGENCY GUARANTEED
OBLIGATIONS--(CONTINUED)
FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA)--9.7%
 $ 5,500    Note, 6.000%, due 5/15/08.................  $ 5,521
     628    1993-212, Tranche SG, 8.000%, due
              11/25/08................................      630
   1,475    #415841, 10.500%, due 1/1/13..............    1,630
     763    #415843, 11.500%, due 1/1/13..............      861
   3,034    1993-2, Tranche PH, 7.350%, due 3/25/21...    3,041
   4,190    1992-28, Tranche SB, 9.012%, due
              5/25/21.................................    4,187
      11    1993-19, Tranche SH, 11.234%, due
              4/25/23.................................       11
     308
 -------
            1994-72, Tranche SA, 9.750%, due
              4/25/24.................................
                                                            322
                                                        -------
  15,909
 -------
            Total FNMA Mortgage Obligations...........
                                                         16,203
                                                        -------
 $75,273
 =======
            Total U.S. Government and U.S. Government
              Agency Guaranteed Obligations...........
                                                        $79,023
                                                        =======

                See accompanying Notes to Financial Statements.
December 31, 2000                                       William Blair Funds   43

 ...............................................................................
INCOME FUND
 ...............................................................................

PORTFOLIO OF INVESTMENTS, DECEMBER 31, 2000 (all dollar amounts in thousands)

----------------------------------------  -----------   --------
                                                  S&P
PRINCIPAL                                      RATING
AMOUNT                                    (unaudited)      VALUE
----------------------------------------  -----------   --------
COLLATERALIZED MORTGAGE OBLIGATIONS--25.7%
$  2,910    SASCO 2000 -J, Tranche C-2         --
              8.274%, due 3/20/03.......                $  2,910
   4,096    MSCDW 2000--XLF                   BBB
              8.100%, due 8/5/03........                   4,095
   1,215    Prudential Home Securities,         A
              1992-13 Tranche B-2,
              7.500%, due 6/25/07.......                   1,216
      24    Polk Co. HFA, 1991-1,             AAA
              Tranche A-2,
              9.550%, due 1/15/11.......                      24
   6,652    Morgan Keegan Funding I,          AA-
              L.P.,
              8.000%, due 4/25/11.......                   6,652
   1,000    LTC Commercial Mortgage,           --
              1993-1, Tranche D-1,
              9.500%, due 11/28/12......                   1,027
     299    Resolution Trust Corp.,            AA
              1992-2, Tranche A-1,
              7.922%, due 8/25/21.......                     298
      59    Resolution Trust Corp.,           AAA
              1991-3, Tranche A-2,
              10.372%, due 8/25/21......                      58
   3,453    Bear, Stearns & Co.,               AA
              1992-3B1
              7.853%, due 5/25/23.......                   3,504
   2,250    Security National Mortgage         --
              Loan Trust,
              9.510%, due 9/25/24.......                   2,294
   2,997    Security National Mortgage         --
              Loan Trust,
              9.250%, due 2/25/25.......                   3,021
   2,055    Countrywide Funding                --
              Corporation,
              8.500%, due 6/25/25.......                   2,046
     261    Resolution Trust Corp.,            AA
              1992-5, Tranche C-5,
              8.621%, due 1/25/26.......                     260
   5,381    LTC Commercial Mortgage,          AA+
              1994-1, Tranche C-1,
              9.500%, due 6/15/26.......                   5,504
   4,425    Green Tree Home Improvement,       --
              7.270%, due 6/15/28.......                   4,364
   5,886                                       --
--------
            Merit Securities
              Corporation,
              7.880%, due 1/28/30.......
                                                           5,845
                                                        --------
  42,963
--------
            Total Collateralized
              Mortgage Obligations......
                                                          43,118
                                                        --------

----------------------------------------  -----------   --------
                                                  S&P
PRINCIPAL                                      RATING
AMOUNT                                    (unaudited)      VALUE
----------------------------------------  -----------   --------
CORPORATE OBLIGATIONS--21.9%
$  3,500    Enron Corporation,               BBB+
              8.000%, due 8/15/05.......                $  3,657
   5,625    Worldcom, Inc.,                    A-
              8.000%, due 5/15/06.......                   5,723
   3,325    Block Financial,                 BBB+
              8.500%, due 4/15/07.......                   3,459
   4,000    Mellon Bank,                       A+
              7.375%, 5/15/07...........                   4,173
   3,350    First Data Corporation, MTN,       A+
              6.375%, 12/15/07..........                   3,336
   4,700    Cardinal Health Note,               A
              6.25%, due 7/15/08........                   4,506
   2,150    Wal-Mart Stores,                   AA
              6.875%, due 8/10/09.......                   2,246
   3,100    Province of Manitoba,             AA-
              7.500%, due 2/22/10.......                   3,386
   4,400    GE Global Insurance,               AA
              7.500%, due 6/15/10.......                   4,683
   1,500    Boeing Capital Corporation,       AA-
              7.375%, due 9/27/10.......                   1,607
                                                        --------
  35,650    Total Corporate
              Obligations...............                  36,776
--------                                                --------
 153,886
--------
            TOTAL LONG TERM
              INVESTMENTS--94.7%
              (cost $157,051)...........
                                                         158,917
                                                        --------

SHORT-TERM INVESTMENTS--3.7%
   3,223                                     A-1+
            Associates Corp. of North
              America
              Demand Note, 6.48%, due                      3,223
              1/2/01....................
   3,000                                       A-
--------
            Sears, Roebuck Corp.
              6.930%, due 2/15/01.......
                                                           3,000
                                                        --------
   6,223
            TOTAL SHORT-TERM
              INVESTMENTS--3.7%                            6,223
              (COST $6,223).............
                                                        --------
--------
$160,109
========
            TOTAL INVESTMENTS--98.4%
              (COST $163,274)...........
                                                         165,140
            CASH AND OTHER ASSETS, LESS
              LIABILITIES--1.6%.........                   2,606
                                                        --------
                                                        $167,746
            NET ASSETS--100.0%..........
                                                        ========

---------------
WAC = Weighted Average Coupon
FR = Floating Rate

                See accompanying Notes to Financial Statements.
 44  Annual Report                                             December 31, 2000

 ...............................................................................
READY RESERVES FUND
 ...............................................................................

--------------------------------------------------------------------------------
AN OVERVIEW FROM THE PORTFOLIO MANAGERS
--------------------------------------------------------------------------------

[PHOTO]
James S. Kaplan

[PHOTO]
Bentley M. Myer

HOW DID THE FUND PERFORM OVER THE LAST YEAR?
The Ready Reserves Fund posted a 5.91% increase on a total return basis for the year ended December 31. By comparison, the Fund's benchmark, the AAA Rated Money Market Fund Index was up 5.78%. Total assets in the Fund grew steadily over the course of the year 2000, increasing to $1.35 billion at year-end.

WHAT WERE THE MOST SIGNIFICANT FACTORS IMPACTING FUND PERFORMANCE?
The first half of the year was marked by The Federal Reserve Board's tight monetary stance. The Federal Reserve raised the target federal funds rate by 1% through the first six months of 2000, a full 1.75% since the middle of 1999. Against this backdrop, the average maturity of the Fund was extended earlier in the year and then held between 50 and 55 days for much of the second half of the year.

Money market interest rates remained fairly stable throughout the second half of 2000 as the Fed held the federal funds rate at 6.50% for the entire period. As economic growth slowed during the fourth quarter, the money markets started to discount a reduction in this fed funds rate, which was anticipated in early 2001.

WHAT IS YOUR OUTLOOK FOR THE FUND AND THE YEAR AHEAD? HOW IS THE FUND POSITIONED FOR 2001?
Federal Reserve watchers also had concluded by year-end that the Federal Reserve had grown quite concerned about the strength of the economy. We believe the Federal Reserve will move quickly to ease short-term rates early in 2001 if there are continued signs of slowing in the economy.

By the end of the year the money markets began to discount aggressive easing on the part of the Federal Reserve. The question is whether or not expected rate decreases are as large as the market is discounting. More recently, the Fund's average maturity was shortened to 41 days as the incentive to extend the average maturity has been reduced.

The high quality, floating rate note position stands at 15% as the new year begins and will probably be maintained at that level into the first part of 2001.

December 31, 2000                                       William Blair Funds   45

--------------------------------------------------------------------------------
PERFORMANCE HIGHLIGHTS
--------------------------------------------------------------------------------
Average Annual Total Returns -- Class N Shares period ending 12/31/00)

                                   --------------------------------------------
                                         1 YEAR         5 YEARS        10 YEARS
                                   ------------    ------------    ------------
Ready Reserves Fund............            5.91%           5.08%           4.59%
AAA Rated Money Market Funds...            5.78            4.89            4.48(a)

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. TOTAL RETURN INCLUDES REINVESTMENT OF INCOME. YIELDS FLUCTUATE AND ARE NOT GUARANTEED. An investment in the Fund is neither insured nor guaranteed by the Federal Deposit Insurance Corp. (FDIC) or any government agency. Although the fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the Fund.

The AAA Rated Money Markets Funds Average represents the average annual composite performance of all AAA rated First Tier Retail Money Market Funds listed by IBC Financial Data.

This report identifies the Fund's investments on December 31, 2000. These holdings are subject to change. Not all fixed-income securities in the Fund performed as well, nor is there any guarantee that these fixed-income securities will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

 46  Annual Report                                             December 31, 2000

 ...............................................................................
READY RESERVES FUND
 ...............................................................................

PORTFOLIO OF INVESTMENTS, DECEMBER 31, 2000 (all dollar amounts in thousands)

-------------------------------------------------    ----------
PRINCIPAL
AMOUNT                                                    VALUE
-------------------------------------------------    ----------
U.S. GOVERNMENT AGENCY GUARANTEED--4.9%
$      700    Agency for International
                Development, VRN--Peru 6.93%,
                2/1/01...........................    $      700
    13,000    Agency for International
                Development, VRN--India 6.31%,
                1/3/01...........................        12,943
    25,000    Federal Home Loan Mortgage Corp.,
                VRN 6.28%, 1/3/01................        25,000
     2,499    Federal Home Loan Mortgage Corp.,
                6.00%, 7/1/01....................         2,487
     2,869    Federal National Mortgage
                Association, 5.50%, 2/1/01.......         2,862
    22,000
----------
              Student Loan Marketing Association,
                VRN 6.31-6.36%, 1/3/01...........
                                                         21,996
                                                     ----------
                                                         65,988
    66,068
                                                     ----------
----------
VARIABLE RATE NOTES--9.0%
     4,000
              American General Finance
                Corporation, VRN 6.83%,                   4,007
                3/14/01..........................
    15,000
              Associates Corporation, 6.68%,             15,008
                3/14/01..........................
    20,000
              AT&T Corporation, VRN 6.82%,               20,000
                1/15/01..........................
     4,000
              CIT Group Holdings, 6.97%,                  4,001
                1/9/01...........................
    20,000
              Ford Motor Credit, 6.81%-6.88%,            20,010
                1/29/01-2/23/01..................
     5,000
              General Motors Acceptance Corp.,            5,009
                VRN 7.15%, 3/1/01................
    38,000
              Household Finance Corp., VRN               38,042
                6.65%-7.20%, 1/16/01-3/21/01.....
    15,000
----------
              SBC Communications, VRN
                6.71%-6.75%, 2/1/01-2/15/01......
                                                         15,000
                                                     ----------
                                                        121,077
   121,000
                                                     ----------
----------

FIXED RATE NOTES--2.9%
     1,150                                                1,154
              Campbell Soup, 8.58%, 3/15/01......
     6,000
              CIT Group Holdings, 5.85%-6.25%,            5,992
                2/5/01-5/15/01...................
    14,950
              Daimler Chrysler AG, 5.25%-6.05%,          14,918
                2/7/01-5/4/01....................
     3,552
              Ford Motor Credit Company, 6.60%,           3,551
                3/15/01..........................
     1,500
              General Motors Acceptance                   1,498
                Corporation, 5.63%, 2/15/01......
     1,000
              Household Finance Corporation,                999
                6.49%, 4/9/01....................
     4,650
              IBM Corporation, 5.13%-5.76%,               4,640
                2/12/01..........................
     5,000
              John Deere Credit Corporation,              4,999
                6.75%, 2/9/01....................
     1,025
----------
              SBC Communications, 6.38%,
                4/1/01...........................
                                                          1,024
                                                     ----------
                                                         38,775
    38,827
                                                     ----------
----------
DEMAND NOTE--.4%
     4,972
----------
              Associates Corp. of North America
                Demand Note, 6.48%, 1/2/01.......
                                                          4,972
                                                     ----------
                                                        230,812
   230,867
                                                     ----------
----------

-------------------------------------------------    ----------
PRINCIPAL
AMOUNT                                                    VALUE
-------------------------------------------------    ----------
COMMERCIAL PAPER--83.4%
INSURANCE--20.8%
$   62,025    American General Corporation,
                6.50%-6.55%, 1/11/01-3/1/01......    $   61,732
    53,667    American General Finance
                Corporation,
                6.30%-6.54%, 1/9/01-3/1/01.......        53,286
    63,500    Aon Corporation,
                6.50%-6.62%, 1/23/01-3/2/01......        62,974
    20,960    Metlife Funding,
                6.48%-6.49%, 2/16/01.............        20,779
    67,351    Prudential Funding Corporation,
                6.20%-6.55%, 1/2/01-4/4/01.......        66,534
    13,000
----------
              USAA Capital Corporation,
                6.49%-6.50%, 1/26/01-1/30/01.....
                                                         12,933
                                                     ----------
                                                        278,238
   280,503
                                                     ----------
----------

MANUFACTURING--19.4%
    42,573
              Daimler Chrysler Finance
                Corporation, NA                          42,255
                6.47%-6.53%, 1/22/01-3/5/01......
     6,830
              Ford Motor Credit Company,                  6,798
                6.51%, 1/25/01...................
     1,000
              General Electric Credit
                Corporation,                                994
                6.51%, 1/31/01...................
    32,692
              General Electric Capital
                International Funding,                   32,383
                6.50%-6.55%, 2/01/01-2/26/01.....
    59,242
              General Electric Capital Services
                Corporation, 6.49%-6.53%,                58,874
                1/9/01-2/27/01...................
    50,796
              General Motors Acceptance
                Corporation,                             50,497
                6.51%-6.54%, 1/19/01-2/12/01.....
     6,000
              John Deere Credit Group,                    5,988
                6.54%, 1/10/01...................
    17,295
              John Deere Credit, Ltd.--Australia         17,203
                6.46%-6.48%, 1/24/01-2/6/01......
    11,000
              John Deere B.V.,                           10,888
                6.48%, 2/9/01-3/9/01.............
    34,000
----------
              Paccar Financial Corporation,
                6.22%-6.50%, 1/24/01-3/23/01.....
                                                         33,751
                                                     ----------
                                                        259,631
   261,428
                                                     ----------
----------

FINANCE--12.5%
    40,587
              Associates Corporation of North
                America,                                 40,362
                6.51%-6.55%, 1/17/01-2/15/01.....
    57,385
              Associates First Capital
                Corporation,                             56,941
                6.44%-6.57%, 1/18/01-3/14/01.....
    48,080
              CIT Group Holdings,                        47,701
                6.32%-6.53%, 1/5/01-3/5/01.......
    22,837
----------
              Household Finance Corporation,
                6.45%-6.52%, 1/26/01-2/13/01.....
                                                         22,686
                                                     ----------
                                                        167,690
   168,889
                                                     ----------
----------

ENERGY--5.4%
    62,500
              Chevron U.K. Investment, plc               62,069
                6.44%-6.55%, 1/12/01-3/2/01......
    10,000
----------
              Halliburton Company,
                6.47%, 2/27/01...................
                                                          9,894
                                                     ----------
                                                         71,963
    72,500
                                                     ----------
----------

                See accompanying Notes to Financial Statements.
December 31, 2000                                       William Blair Funds   47

 ...............................................................................
READY RESERVES FUND
 ...............................................................................

PORTFOLIO OF INVESTMENTS, DECEMBER 31, 2000 (all dollar amounts in thousands)

-------------------------------------------------    ----------
PRINCIPAL
AMOUNT                                                    VALUE
-------------------------------------------------    ----------
COMMERCIAL PAPER--(CONTINUED)
DRUGS/HEALTH--5.0%
$    4,265    American Home Products,
                6.37%, 3/9/01....................    $    4,213
    62,793
----------
              Glaxo-Wellcome,
                6.48%-6.52%, 1/17/01-2/23/01.....
                                                         62,314
                                                     ----------
                                                         66,527
    67,058
                                                     ----------
----------
UTILITIES--TELEPHONE--4.9%
     7,520
              AT&T Corporation,                           7,512
                6.54%, 1/4/01-1/10/01............
    35,000
              BellSouth Capital,                         34,691
                6.40%-6.50%, 1/9/01-2/28/01......
    22,075
              SBC Communications,                        21,899
                6.48%-6.55%, 1/11/01-2/22/01.....
     1,500
----------
              Verizon Global Funding,
                6.50%, 2/2/01....................
                                                          1,491
                                                     ----------
                                                         65,593
    66,095
                                                     ----------
----------
BROKERAGE--4.3%
    57,402
----------
              Merrill Lynch, Inc.,
                6.49%-6.59%, 1/4/01-2/7/01.......
                                                         57,234
                                                     ----------

FOOD/BEVERAGE/TOBACCO--4.0%
    19,300
              Brown-Forman Corporation,                  19,156
                6.35%-6.57%, 1/8/01-3/13/01......
    35,597
----------
              Heinz Company,
                6.30%-6.50%, 2/15/01-3/6/01......
                                                         35,223
                                                     ----------
                                                         54,379
    54,897
                                                     ----------
----------

-------------------------------------------------    ----------
PRINCIPAL
AMOUNT                                                    VALUE
-------------------------------------------------    ----------
COMMERCIAL PAPER--(CONTINUED)

MEDIA/ENTERTAINMENT--3.4%
$    4,000    Knight-Ridder,
                6.52%, 1/23/01...................    $    3,982
    10,000    McGraw-Hill Company,
                6.48%, 2/23/01...................         9,901
    31,276
----------
              Washington Post Company,
                6.49%-6.51%, 1/18/01-2/9/01......
                                                         31,128
                                                     ----------
                                                         45,011
    45,276
                                                     ----------
----------

ELECTRONIC/TECHNOLOGY--2.6%
    35,595
----------
              Motorola Credit, Inc.,
                6.22%-6.48%, 2/20/01-3/16/01.....
                                                         35,216
                                                     ----------

UTILITIES--ENERGY & GAS--1.1%
    15,516
----------
              National Rural Utilities
                Cooperative Finance Corporation,
                6.51%-6.54%, 1/10/01-1/22/01.....
                                                         15,478
                                                     ----------
 1,125,159                                            1,116,960
              TOTAL COMMERCIAL PAPER.............
                                                     ----------
----------
$1,356,026
==========
              TOTAL INVESTMENTS--100.6%
                (COST $1,347,772)................
                                                      1,347,772
              LIABILITIES, PLUS CASH AND OTHER
                ASSETS--(0.6)%...................        (8,592)
                                                     ----------
                                                     $1,339,180
              NET ASSETS--100.0%.................
                                                     ==========
              PORTFOLIO WEIGHTED AVERAGE                41 Days
                MATURITY.........................

---------------

VRN = Variable Rate Note

                See accompanying Notes to Financial Statements.
 48  Annual Report                                             December 31, 2000

 ...............................................................................
STATEMENTS OF ASSETS AND LIABILITIES
 ...............................................................................

DECEMBER 31, 2000 (all dollar amounts in thousands)

                                                             TAX-      LARGE     SMALL
                                                            MANAGED     CAP       CAP
                                                  GROWTH    GROWTH    GROWTH    GROWTH    MILLENNIUM
                                                   FUND      FUND      FUND      FUND        FUND
                                                 --------   -------   -------   -------   ----------
ASSETS
Investments in securities, at cost...........    $411,578   $5,740    $12,389   $30,106    $15,510
                                                 --------   ------    -------   -------    -------
Investments in securities, at market value...    $553,477   $5,774    $11,005   $29,154    $13,845
Cash.........................................          --      200         --        --        593
Foreign currency, at value...................          --       --         --        --         --
Receivable for fund shares sold..............       1,054       --         --       529         15
Receivable for investment securities sold....         297       --         --     1,638        113
Receivable from Adviser......................          --       18         15        20         48
Dividend and interest receivable.............         613        5         12        14          8
Prepaid insurance............................           2       --         --        --         --
Deferred organization costs..................          --       --         --        --         --
                                                 --------   ------    -------   -------    -------
      Total assets...........................     555,443    5,997     11,032    31,355     14,622
LIABILITIES
Payable for investment securities
  purchased..................................       2,613      966         --     2,457      1,339
Payable for fund shares redeemed.............       1,335       --          1        59         --
Variation margin payable.....................          --       --         --        --         25
Management fee payable.......................         366        3          8        27         13
Distribution and shareholder services fee
  payable....................................          23       --         --         1          3
Dividend payable.............................          --       --         --        --         --
Other accrued expenses.......................         119       27         28        33         21
                                                 --------   ------    -------   -------    -------
      Total liabilities......................       4,456      996         37     2,577      1,401
                                                 --------   ------    -------   -------    -------
         Net Assets..........................    $550,987   $5,001    $10,995   $28,778    $13,221
                                                 ========   ======    =======   =======    =======
CAPITAL
Composition of Net Assets
  Par value of shares of beneficial
    interest.................................    $     43   $    1    $     1   $     2    $     1
  Capital paid in excess of par value........     408,439    5,060     12,876    30,335     16,025
  Accumulated net investment income (loss)...          --       --         --        --          1
  Accumulated realized gain (loss)...........         606      (94)      (498)     (607)    (1,023)
  Net unrealized appreciation (depreciation)
    of investments and foreign currencies....     141,899       34     (1,384)     (952)    (1,783)
                                                 --------   ------    -------   -------    -------
         Net Assets..........................    $550,987   $5,001    $10,995   $28,778    $13,221
                                                 ========   ======    =======   =======    =======

                See accompanying Notes to Financial Statements.
December 31, 2000                                       William Blair Funds   49

 ...............................................................................
STATEMENTS OF ASSETS AND LIABILITIES
 ...............................................................................

DECEMBER 31, 2000 (all dollar amounts in thousands)

                                                                EMERGING   DISCIPLINED
                                               INTERNATIONAL    MARKETS       LARGE        VALUE                  READY
                                                  GROWTH         GROWTH        CAP       DISCOVERY    INCOME     RESERVES
                                                   FUND           FUND        FUND         FUND        FUND        FUND
                                               -------------    --------   -----------   ---------   --------   ----------
ASSETS
Investments in securities, at cost...........    $290,032        $4,404      $4,335       $58,521    $163,274   $1,347,772
                                                 --------        ------      ------       -------    --------   ----------
Investments in securities, at market value...    $323,692        $4,191      $4,249       $75,573    $165,140   $1,347,772
Cash.........................................          --            --          --            --          --            4
Foreign currency, at value...................         293           137          --            --          --           --
Receivable for fund shares sold..............       8,671            --          --           468         807       17,872
Receivable for investment securities sold....       2,444            --          --            --          --           --
Receivable from Adviser......................          --            26          15            10          --           --
Dividend and interest receivable.............         406             2           3            75       1,895        3,343
Prepaid insurance............................           1            --          --            --          --           11
Deferred organization costs..................          --            15          --             9          --           --
                                                 --------        ------      ------       -------    --------   ----------
      Total assets...........................     335,507         4,371       4,267        76,135     167,842    1,369,002
LIABILITIES
Payable for investment securities
  purchased..................................          --            --          --         1,775          --           --
Payable for fund shares redeemed.............       1,305            --          --           150           6       28,140
Management fee payable.......................         293            63           3            66          80          206
Distribution and shareholder services fee
  payable....................................          17            --          --             2           1          380
Dividend payable.............................          --            --          --            --          --          867
Other accrued expenses.......................           4            65          30            49           9          229
                                                 --------        ------      ------       -------    --------   ----------
      Total liabilities......................       1,619           128          33         2,042          96       29,822
                                                 --------        ------      ------       -------    --------   ----------
         Net Assets..........................    $333,888        $4,243      $4,234       $74,093    $167,746   $1,339,180
                                                 ========        ======      ======       =======    ========   ==========
CAPITAL
Composition of Net Assets
  Par value of shares of beneficial
    interest.................................    $     19        $    1      $    1       $     5    $     16   $    1,339
  Capital paid in excess of par value........     306,113         4,712       4,707        57,109     174,949    1,337,945
  Accumulated net investment income (loss)...          --            --          --            --          68           81
  Accumulated realized gain (loss)...........      (4,707)         (257)       (388)          (73)     (9,153)        (185)
  Net unrealized appreciation (depreciation)
    of investments and foreign currencies....      32,463          (213)        (86)       17,052       1,866           --
                                                 --------        ------      ------       -------    --------   ----------
         Net Assets..........................    $333,888        $4,243      $4,234       $74,093    $167,746   $1,339,180
                                                 ========        ======      ======       =======    ========   ==========

                See accompanying Notes to Financial Statements.
 50  Annual Report                                             December 31, 2000

 ...............................................................................
STATEMENTS OF ASSETS AND LIABILITIES
 ...............................................................................

DECEMBER 31, 2000 (all dollar amounts in thousands)

                                                                  TAX-        LARGE        SMALL
                                                                MANAGED        CAP          CAP
                                                  GROWTH         GROWTH      GROWTH        GROWTH     MILLENNIUM
                                                   FUND           FUND        FUND          FUND         FUND
                                               -------------    --------   -----------   ----------   -----------
Class A Shares
  Net Assets.................................   $       769     $     10   $       34    $      469   $         9
                                                ===========     ========   ==========    ==========   ===========
  Shares Outstanding.........................        60,389          943        3,964        35,634         1,015
                                                ===========     ========   ==========    ==========   ===========
  Net Asset Value Per Share..................   $     12.72     $  10.08   $     8.45    $    13.16   $      8.28
                                                ===========     ========   ==========    ==========   ===========
  Maximum Public Offering Price..............   $     13.50     $  10.69   $     8.97    $    13.96   $      8.79
                                                ===========     ========   ==========    ==========   ===========
  (100/94.25 of the net asset value)
Class B Shares
  Net Assets.................................   $       129     $     10   $        8    $       23   $         8
                                                ===========     ========   ==========    ==========   ===========
  Shares Outstanding.........................        10,239        1,000        1,000         1,741         1,016
                                                ===========     ========   ==========    ==========   ===========
  Net Asset Value Per Share..................   $     12.56     $  10.01   $     8.39    $    13.05   $      8.25
                                                ===========     ========   ==========    ==========   ===========
Class C Shares
  Net Assets.................................   $       274     $     13   $       13    $      937   $         8
                                                ===========     ========   ==========    ==========   ===========
  Shares Outstanding.........................        21,874        1,343        1,561        71,774         1,016
                                                ===========     ========   ==========    ==========   ===========
  Net Asset Value Per Share..................   $     12.54     $  10.01   $     8.39    $    13.05   $      8.25
                                                ===========     ========   ==========    ==========   ===========
Class I Shares
  Net Assets.................................   $   448,155     $  4,795   $   10,808    $   23,971   $     8,994
                                                ===========     ========   ==========    ==========   ===========
  Shares Outstanding.........................    35,081,826      474,102    1,275,527     1,818,462     1,085,513
                                                ===========     ========   ==========    ==========   ===========
  Net Asset Value Per Share..................   $     12.77     $  10.11   $     8.47    $    13.18   $      8.28
                                                ===========     ========   ==========    ==========   ===========
Class N Shares
  Net Assets.................................   $   101,660     $    173   $      132    $    3,378   $     4,202
                                                ===========     ========   ==========    ==========   ===========
  Shares Outstanding.........................     7,982,594       17,146       15,593       256,681       507,871
                                                ===========     ========   ==========    ==========   ===========
  Net Asset Value Per Share..................   $     12.73     $  10.08   $     8.45    $    13.16   $      8.27
                                                ===========     ========   ==========    ==========   ===========

                                                                EMERGING   DISCIPLINED
                                               INTERNATIONAL    MARKETS       LARGE        VALUE                        READY
                                                  GROWTH         GROWTH        CAP       DISCOVERY      INCOME         RESERVES
                                                   FUND           FUND        FUND          FUND         FUND            FUND
                                               -------------    --------   -----------   ----------   -----------   --------------
Class A Shares
  Net Assets.................................   $       549     $     29   $      198    $       48   $       619
                                                ===========     ========   ==========    ==========   ===========
  Shares Outstanding.........................        30,646        3,182       21,714         2,981        59,651
                                                ===========     ========   ==========    ==========   ===========
  Net Asset Value Per Share..................   $     17.90     $   9.17   $     9.14    $    16.25   $     10.37
                                                ===========     ========   ==========    ==========   ===========
  Maximum Public Offering Price..............   $     18.99     $   9.73   $     9.70    $    17.24   $     10.58
                                                ===========     ========   ==========    ==========   ===========
  (100/94.25 of the net asset value)
Class B Shares
  Net Assets.................................   $       217     $      1   $        9    $       64   $        14
                                                ===========     ========   ==========    ==========   ===========
  Shares Outstanding.........................        12,422          109        1,000         3,935         1,398
                                                ===========     ========   ==========    ==========   ===========
  Net Asset Value Per Share..................   $     17.52     $   9.10   $     9.07    $    16.18   $     10.23
                                                ===========     ========   ==========    ==========   ===========
Class C Shares
  Net Assets.................................   $       474     $     46   $       11    $       37   $         1
                                                ===========     ========   ==========    ==========   ===========
  Shares Outstanding.........................        27,061        5,078        1,155         2,276           122
                                                ===========     ========   ==========    ==========   ===========
  Net Asset Value Per Share..................   $     17.52     $   9.10   $     9.07    $    16.19   $     10.27
                                                ===========     ========   ==========    ==========   ===========
Class I Shares
  Net Assets.................................   $   212,169     $  4,083   $    3,704    $   64,678   $   156,541
                                                ===========     ========   ==========    ==========   ===========
  Shares Outstanding.........................    11,777,235      443,909      404,344     4,001,861    15,290,412
                                                ===========     ========   ==========    ==========   ===========
  Net Asset Value Per Share..................   $     18.02     $   9.20   $     9.16    $    16.16   $     10.24
                                                ===========     ========   ==========    ==========   ===========
Class N Shares
  Net Assets.................................   $   120,479     $     84   $      312    $    9,266   $    10,571   $    1,339,180
                                                ===========     ========   ==========    ==========   ===========   ==============
  Shares Outstanding.........................     6,719,577        9,164       34,172       572,158     1,033,954    1,339,283,104
                                                ===========     ========   ==========    ==========   ===========   ==============
  Net Asset Value Per Share..................   $     17.93     $   9.18   $     9.14    $    16.20   $     10.22   $         1.00
                                                ===========     ========   ==========    ==========   ===========   ==============

                See accompanying Notes to Financial Statements.
December 31, 2000                                       William Blair Funds   51

 ...............................................................................
STATEMENTS OF OPERATIONS
 ...............................................................................

FOR THE YEAR ENDED DECEMBER 31, 2000 (all dollar amounts in thousands)

                                                                TAX-     LARGE     SMALL
                                                             MANAGED       CAP       CAP
                                                    GROWTH    GROWTH    GROWTH    GROWTH   MILLENNIUM
                                                      FUND      FUND      FUND      FUND      FUND(A)
                                                 ---------   -------   -------   -------   ----------
INVESTMENT INCOME
  Interest...................................    $   2,913   $    14   $    37   $   159    $    80
  Dividends..................................        2,813         7        43        19         14
  Less foreign tax withheld..................           (2)       --        --        --         --
                                                 ---------   -------   -------   -------    -------
  Total Income...............................        5,724        21        80       178         94
EXPENSES
  Investment advisory fees...................        5,293        14        84       302         73
  Distribution fees..........................          373        --        --        11          7
  Shareholder services fees..................            3        --        --         3         --
  Custodian fees.............................          162        51        51        57         18
  Transfer agent fees........................          201        43        43        51         20
  Professional fees..........................          113        23        25        31         75
  Registration fees..........................          102        64        64        69         34
  Organization costs.........................           --        --        --        --         --
  Other expenses.............................          346         4         5        18         19
                                                 ---------   -------   -------   -------    -------
    Total expenses before waiver.............        6,593       199       272       542        246
      Less expenses waived and absorbed by
         the Company.........................           --      (178)     (155)     (156)      (153)
                                                 ---------   -------   -------   -------    -------
    Net expenses.............................        6,593        21       117       386         93
                                                 ---------   -------   -------   -------    -------
    Net investment income (loss).............         (869)       --       (37)     (208)         1
Net realized and unrealized gain (loss) on
  investments, futures, foreign currency
  transactions and other assets and
  liabilities
    Net realized gain (loss) on
      investments............................      184,622       (94)     (498)      490     (1,023)
    Net realized gain (loss) on foreign
      currency transactions and other assets
      and liabilities........................           --        --        --        --         --
                                                 ---------   -------   -------   -------    -------
    Total net realized gain (loss)...........      184,622       (94)     (498)      490     (1,023)
Change in net unrealized appreciation
  (depreciation) on investments and other
  assets and liabilities.....................     (230,337)       16    (1,400)   (1,069)    (1,783)
                                                 ---------   -------   -------   -------    -------
Net increase (decrease) in net assets
  resulting from operations..................    $ (46,584)  $   (78)  $(1,935)  $  (787)   $(2,805)
                                                 =========   =======   =======   =======    =======

(a) For the period from July 17, 2000 (Commencement of Operations) to December 31, 2000.

                See accompanying Notes to Financial Statements.
 52  Annual Report                                             December 31, 2000

 ...............................................................................
STATEMENTS OF OPERATIONS
 ...............................................................................

FOR THE YEAR ENDED DECEMBER 31, 2000 (all dollar amounts in thousands)

                                                               EMERGING   DISCIPLINED
                                               INTERNATIONAL    MARKETS         LARGE       VALUE                READY
                                                      GROWTH     GROWTH           CAP   DISCOVERY    INCOME   RESERVES
                                                        FUND       FUND          FUND        FUND      FUND       FUND
                                               -------------   --------   -----------   ---------   -------   --------
INVESTMENT INCOME
  Interest...................................  $         939   $    23       $   4       $   277    $11,858   $75,565
  Dividends..................................          3,252        68          28           904         --        --
  Less foreign tax withheld..................           (307)       (4)         --            --         --        --
                                               -------------   -------       -----       -------    -------   -------
    Total Income.............................          3,884        87          32         1,181     11,858    75,565
EXPENSES
  Investment advisory fees...................          3,610        85          29           678      1,001     2,802
  Distribution fees..........................            210         1           1            13         17     4,086
  Shareholder services fees..................              3        --          --            --          1        --
  Custodian fees.............................            453        95          65            63         65       223
  Transfer agent fees........................             81        35          43            51         58       450
  Professional fees..........................             75        23          34            30         41       152
  Registration fees..........................             66        58          63            62         69       113
  Organization costs.........................             --         7          --             9         --        --
  Other expenses.............................            159         8           4            70         39       311
                                               -------------   -------       -----       -------    -------   -------
    Total expenses before waiver.............          4,657       312         239           976      1,291     8,137
      Less expenses waived and absorbed by
         the Company.........................             --      (202)       (201)         (144)        --        --
                                               -------------   -------       -----       -------    -------   -------
    Net expenses.............................          4,657       110          38           832      1,291     8,137
                                               -------------   -------       -----       -------    -------   -------
    Net investment income (loss).............           (773)      (23)         (6)          349     10,567    67,428
Net realized and unrealized gain (loss) on
  investments, futures, foreign currency
  transactions and other assets and
  liabilities
    Net realized gain (loss) on
      investments............................         55,552      (135)       (388)          167     (3,283)      (24)
    Net realized (gain) loss on foreign
      currency transactions and other assets
      and liabilities........................           (493)       (1)         --            --         --        --
                                               -------------   -------       -----       -------    -------   -------
  Total net realized gain (loss).............         55,059      (136)       (388)          167     (3,283)      (24)
Change in net unrealized appreciation
  (depreciation) on investments and other
  assets and liabilities.....................        (84,922)   (2,025)       (104)        9,926      8,811        --
                                               -------------   -------       -----       -------    -------   -------
Net increase (decrease) in net assets
  resulting from operations..................  $     (30,636)  $(2,184)      $(498)      $10,442    $16,095   $67,404
                                               =============   =======       =====       =======    =======   =======

                See accompanying Notes to Financial Statements.
December 31, 2000                                       William Blair Funds   53

 ...............................................................................
STATEMENTS OF CHANGES IN NET ASSETS
 ...............................................................................

FOR THE YEARS ENDED DECEMBER 31, 2000 AND 1999 (all amounts in thousands)

                                                                   TAX-              LARGE               SMALL
                                                                  MANAGED             CAP                 CAP
                                             GROWTH               GROWTH             GROWTH             GROWTH         MILLENNIUM
                                              FUND                FUND(A)           FUND(A)             FUND(A)         FUND(B)
                                      -------------------------------------------------------------------------------------------
                                        2000        1999       2000     1999     2000      1999      2000      1999       2000
                                        ----        ----       ----     ----     ----      ----      ----      ----       ----
OPERATIONS
  Net investment income (loss)......  $    (869)  $    (838)      --       --   $   (37)      --   $   (208)      --    $     1
  Net realized gain (loss) on
    investments, futures, foreign
    currency transactions and other
    assets and liabilities..........    184,622      55,266      (94)      --      (498)      --        490       --     (1,023)
  Change in net unrealized
    appreciation (depreciation) on
    investments, foreign currency
    transactions and other assets
    and liabilities.................   (230,337)     60,757       16       18    (1,400)      16     (1,069)     117     (1,783)
                                      ---------   ---------   ------   ------   -------   ------   --------   ------    -------
  Net increase (decrease) in net
    assets resulting from
    operations......................    (46,584)    115,185      (78)      18    (1,935)      16       (787)     117     (2,805)
DISTRIBUTIONS TO SHAREHOLDERS FROM
  Net investment income.............         --          --       --       --        --       --         --       --         --
  Net realized gain.................   (176,855)    (55,329)      --       --        --       --       (889)      --         --
                                      ---------   ---------   ------   ------   -------   ------   --------   ------    -------
                                       (176,855)    (55,329)      --       --        --       --       (889)      --         --
CAPITAL STOCK TRANSACTIONS
  Net proceeds from sale of
    shares..........................    138,353     294,188    4,076    1,000    14,161    1,137     43,346    6,229     16,788
  Shares issued in reinvestment of
    income dividends and capital
    gain distributions..............    162,100      51,574       --       --        --       --        867       --         --
  Less cost of shares redeemed......   (344,470)   (329,231)     (15)      --    (2,384)      --    (20,105)      --       (762)
                                      ---------   ---------   ------   ------   -------   ------   --------   ------    -------
    Net increase (decrease) in net
     assets from capital share
     transactions...................    (44,017)     16,531    4,061    1,000    11,777    1,137     24,108    6,229     16,026
                                      ---------   ---------   ------   ------   -------   ------   --------   ------    -------
    Increase (decrease) in net
     assets.........................   (267,456)     76,387    3,983    1,018     9,842    1,153     22,432    6,346     13,221
Net assets
  Beginning of period...............    818,443     742,056    1,018       --     1,153       --      6,346       --         --
                                      ---------   ---------   ------   ------   -------   ------   --------   ------    -------
  End of period.....................  $ 550,987   $ 818,443   $5,001   $1,018   $10,995   $1,153   $ 28,778   $6,346    $13,221
Undistributed net investment income
  (loss) at the end of the period...  $      --          --       --       --   $    --       --   $     --       --    $     1
                                      =========   =========   ======   ======   =======   ======   ========   ======    =======
CAPITAL STOCK TRANSACTIONS
  Shares sold.......................      6,903      16,028      396      100     1,428      114      2,923      623      1,677
  Shares issued in reinvestment of
    income dividends and capital
    gain distributions..............     12,885       2,609       --       --        --       --         71       --         --
  Less shares redeemed..............    (17,357)    (19,205)      (1)      --      (244)      --     (1,432)      --        (81)
                                      ---------   ---------   ------   ------   -------   ------   --------   ------    -------
Change from capital stock
  transactions......................      2,431        (568)     395      100     1,184      114      1,562      623      1,596
                                      =========   =========   ======   ======   =======   ======   ========   ======    =======

---------------

(a) For the period from December 27, 1999 (Commencement of Operations) to December 31, 1999.
(b) For the period from July 17, 2000 (Commencement of Operations) to December 31, 2000.

                See accompanying Notes to Financial Statements.
 54  Annual Report                                             December 31, 2000

 ...............................................................................
STATEMENTS OF CHANGES IN NET ASSETS
 ...............................................................................

FOR THE YEARS ENDED DECEMBER 31, 2000 AND 1999 (all amounts in thousands)

                                                                  EMERGING          DISCIPLINED
                                          INTERNATIONAL            MARKETS             LARGE              VALUE
                                             GROWTH                GROWTH               CAP             DISCOVERY
                                              FUND                  FUND              FUND(A)              FUND
                                      ---------------------------------------------------------------------------------
                                        2000        1999       2000      1999      2000     1999      2000      1999
                                        ----        ----       ----      ----      ----     ----      ----      ----
OPERATIONS
  Net investment income (loss).....   $    (773)  $    (806)  $   (23)  $   (30)  $   (6)  $   --   $    349   $   356
  Net realized gain (loss) on
    investments, futures, foreign
    currency transactions and other
    assets and liabilities.........      55,059      57,719      (136)    1,168     (388)      --        167      (166)
  Change in net unrealized
    appreciation (depreciation) on
    investments, foreign currency
    transactions and other assets
    and liabilities................     (84,922)     90,067    (2,025)    1,690     (104)      18      9,926     2,564
                                      ---------   ---------   -------   -------   ------   ------   --------   -------
  Net increase (decrease) in net
    assets resulting from
    operations.....................     (30,636)    146,980    (2,184)    2,828     (498)      18     10,442     2,754
DISTRIBUTIONS TO SHAREHOLDERS FROM
  Net investment income............        (841)         --        --        --       --       --       (373)     (344)
  Net realized gain................     (58,967)    (48,415)     (126)      (18)      --       --         --        --
                                      ---------   ---------   -------   -------   ------   ------   --------   -------
                                        (59,808)    (48,415)     (126)      (18)      --       --       (373)     (344)
CAPITAL STOCK TRANSACTIONS
  Net proceeds from sale of
    shares.........................     391,472     386,956     1,620       841    3,418    1,500     28,669    10,567
  Shares issued in reinvestment of
    income dividends and capital
    gain distributions.............      56,818      45,344       113        16       --       --        356       330
  Other capital transactions.......          --          --        --        --       --       --         --        --
  Less cost of shares redeemed.....    (326,047)   (368,522)   (1,208)   (1,393)    (204)      --    (13,424)   (9,559)
                                      ---------   ---------   -------   -------   ------   ------   --------   -------
  Net increase (decrease) in net
    assets from capital stock
    transactions...................     122,243      63,778       525      (536)   3,214    1,500     15,601     1,338
                                      ---------   ---------   -------   -------   ------   ------   --------   -------
  Increase (decrease) in net
    assets.........................      31,799     162,343    (1,785)    2,274    2,716    1,518     25,670     3,748
Net assets
  Beginning of period..............     302,089     139,746     6,028     3,754    1,518       --     48,423    44,675
                                      ---------   ---------   -------   -------   ------   ------   --------   -------
  End of period....................   $ 333,888   $ 302,089   $ 4,243   $ 6,028   $4,234   $1,518   $ 74,093   $48,423
Undistributed net investment income
  (loss) at the end of the
  period...........................   $      --   $     344   $    --   $    --   $   --   $   --   $     --   $    21
                                      =========   =========   =======   =======   ======   ======   ========   =======
CAPITAL STOCK TRANSACTIONS
  Shares sold......................      16,434      20,256       113        83      333      150      1,909       829
  Shares issued in reinvestment of
    income dividends and capital
    gain distributions.............       3,241       1,958        13         1       --       --         23        25
  Less shares redeemed.............     (13,678)    (19,201)     (107)     (134)     (21)      --       (898)     (751)
                                      ---------   ---------   -------   -------   ------   ------   --------   -------
Change from capital stock
  transactions.....................       5,997       3,013        19       (50)     312      150      1,034       103
                                      =========   =========   =======   =======   ======   ======   ========   =======

                                                                                     READY
                                                        INCOME                      RESERVES
                                                         FUND                         FUND
                                                  -------------------------------------------------
                                                    2000       1999               2000          1999
                                                    ----       ----               ----          ----
OPERATIONS
  Net investment income (loss)...............     $ 10,567   $ 11,133      $    67,428   $    50,112
  Net realized gain (loss) on
    investments, futures, foreign
    currency transactions and other
    assets and liabilities...................       (3,283)    (1,502)             (24)          (52)
  Change in net unrealized
    appreciation (depreciation) on
    investments, foreign currency
    transactions and other assets
    and liabilities..........................        8,811     (9,127)              --            --
                                                  --------   --------      -----------   -----------
  Net increase (decrease) in net
    assets resulting from
    operations...............................       16,095        504           67,404        50,060
DISTRIBUTIONS TO SHAREHOLDERS FROM
  Net investment income......................      (10,749)   (10,995)         (67,404)      (50,060)
  Net realized gain................                     --         --               --            --
                                                  --------   --------      -----------   -----------
 .............................................      (10,749)   (10,995)         (67,404)      (50,060)
CAPITAL STOCK TRANSACTIONS
  Net proceeds from sale of
    shares...................................       38,982     51,529        5,125,455     3,961,669
  Shares issued in reinvestment of
    income dividends and capital
    gain distributions.......................        7,908      8,044           65,976        48,807
  Other capital transactions.......                     --         --               --            --
  Less cost of shares redeemed...............      (57,865)   (63,488)      (4,905,054)   (4,146,724)
                                                  --------   --------      -----------   -----------
  Net increase (decrease) in net
    assets from capital stock
    transactions.............................      (10,975)    (4,185)         286,377      (136,248)
                                                  --------   --------      -----------   -----------
  Increase (decrease) in net
    assets...................................       (5,629)   (14,676)         286,377      (136,248)
Net assets
  Beginning of period........................      173,375    188,051        1,052,803     1,189,051
                                                  --------   --------      -----------   -----------
  End of period..............................     $167,746   $173,375      $ 1,339,180   $ 1,052,803
Undistributed net investment income
  (loss) at the end of the
  period.....................................     $     68   $    250      $        81   $        57
                                                  ========   ========      ===========   ===========
CAPITAL STOCK TRANSACTIONS
  Shares sold................................        3,920      5,057        5,125,434     3,961,669
  Shares issued in reinvestment of
    income dividends and capital
    gain distributions.......................          792        792           65,976        48,807
  Less shares redeemed.......................       (5,822)    (6,275)      (4,905,034)   (4,146,724)
                                                  --------   --------      -----------   -----------
Change from capital stock
  transactions...............................       (1,110)      (426)         286,376      (136,248)
                                                  ========   ========      ===========   ===========

---------------

(a) For the period from December 27, 1999 (Commencement of
    December 31, 1999.

                See accompanying Notes to Financial Statements.
December 31, 2000                                       William Blair Funds   55

 ...............................................................................
NOTES TO FINANCIAL STATEMENTS
 ...............................................................................

(1) SIGNIFICANT ACCOUNTING POLICIES

(a) Description of the Fund

William Blair Funds (the "Fund") is an open-end diversified mutual fund registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund currently consists of the following eleven portfolios (the "Portfolios"), each with its own investment objectives and policies.

EQUITY PORTFOLIOS
----------------
Growth
Tax-Managed Growth
Large Cap Growth
Small Cap Growth
Millennium
Disciplined Large Cap
Value Discovery
INTERNATIONAL PORTFOLIOS
----------------------
International Growth
Emerging Markets Growth
FIXED INCOME PORTFOLIO
----------------------
Income
MONEY MARKET PORTFOLIO
-----------------------
Ready Reserves

The investment objectives of the Portfolios are as follows:

Equity...............................    Long term capital appreciation.
International........................    Long term capital appreciation.
                                         High level of current income consistent relative to
Fixed Income.........................    stability of principal.
Money Market.........................    Current income, stable share price and daily liquidity.

(b) Share Classes

Prior to September 30, 1999, the Portfolios only offered N shares. Five different classes of shares are currently offered. A description of each share class follows:

  CLASS                              DESCRIPTION
  -----                              -----------
    A        Shares are sold to investors subject to an initial sales
             charge (maximum amount 5.75%).
    B        Class B shares are sold without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares seven years after issuance (three years for the
             Income Portfolio).
    C        Class C shares are sold without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class.
    I        Class I shares are sold to a limited group of investors, are not subject to an initial or contingent deferred sales
             charge and generally have lower ongoing expenses than the
             other classes.
    N        Class N shares are sold only to investors who acquire the
             shares directly through the Fund's distributor or a select number of financial intermediaries, without an initial sales charge.

Investment income, realized and unrealized gains and losses, and certain portfolio level expenses and expense reductions, if any, are allocated based on the relative net assets of each class, except for certain class specific expenses which are charged directly to the appropriate class. Differences in class expenses may result in the payment of different per share dividends by class. All share classes of the Portfolios have equal rights with respect to voting subject to class specific arrangements.

(c) Investment Valuation

Equity securities traded on a national securities exchange or market are valued at the last sale price or, in the absence of a sale on the date of valuation, at the latest bid price. The value of foreign securities is determined based upon the last sale price on the foreign exchange or market on which it is primarily traded or, if there has been no sale on the date of valuation, at the latest bid price. Long-term, fixed-income securities are valued based on market quotations or independent pricing services that use prices provided by market makers or by estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Other securities are valued at fair value as determined in good faith by the Board of

 56  Annual Report                                             December 31, 2000

Trustees. Short-term securities are valued at amortized cost, which approximates market value. Under this method, any premium or discount as of the date an investment security is acquired is amortized on a straight-line basis to maturity.

(d) Investment income and investment transactions

Interest income is determined on the basis of the interest accrued, adjusted for amortization of premium or discount. Variable rate bonds and floating rate notes earn interest at coupon rates that fluctuate at specific time intervals. The interest rates shown in the Income Fund's and the Ready Reserves Fund's Portfolio of Investments were the rates in effect on December 31, 2000. Put bonds may be redeemed at the discretion of the holder on specified dates prior to maturity. The Portfolios utilize the straight-line method of amortization for short-term securities (maturities less than one year) and the effective interest method for long-term securities (maturities greater than one year).

Dividend income is recorded on the ex-dividend date, except those dividends from certain foreign securities are recorded as soon as the information is available.

Securities transactions are recorded on the trade date. Realized gains and losses from securities transactions are reported on an identified cost basis.

(e) Share Valuation and Dividends to Shareholders

Shares are sold and redeemed on a continuous basis at net asset value (plus an initial sales charge on most Class A shares). Proceeds payable on redemptions of Class B and Class C shares are reduced by the amount of any applicable contingent deferred sales charge. The net asset value per share is determined separately for each class by dividing the Fund's net assets attributable to that class by the number of shares of the class outstanding as of the close of trading on the New York Stock Exchange, which is generally 3:00 p.m. Chicago time (4:00 p.m. Eastern time), on each day the Exchange is open.

Dividends from net investment income, if any, of the Growth, Tax-Managed Growth, Large Cap Growth, Small Cap Growth, Millennium, International Growth, Emerging Markets Growth, Disciplined Large Cap, and Value Discovery Portfolios are declared at least annually. Dividends from the Income and Ready Reserves Portfolios are declared monthly and daily, respectively. Capital gain distributions, if any, are declared annually in December. Dividends payable to shareholders are recorded on the ex-dividend date.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal income tax regulations that may differ from accounting principles generally accepted in the United States. As a result, net investment income or loss and net realized gain or loss for a reporting period may differ from the amount distributed during such period. In addition, the Portfolios may periodically record reclassifications among certain of capital accounts to reflect differences between financial reporting and income tax basis distributions. These reclassifications have no impact on the net assets or the net asset values of the Portfolios.

(f) Repurchase Agreements

The Portfolios may enter into repurchase agreements with its custodian, whereby the Portfolios acquire ownership of a debt security and the custodian agrees, at the time of the sale, to repurchase the debt security from the Portfolios at a mutually agreed upon time and price. The Portfolios' policy is to take possession of the debt security as collateral under the repurchase agreements. The Portfolios minimize credit risk by monitoring credit exposure to the custodian and by monitoring the collateral value on a daily basis.

(g) Foreign Currency Translation and Foreign Currency Contracts

The Millennium, International Growth, and Emerging Markets Growth, may invest in securities denominated in foreign currencies. As such, assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the current exchange rate on the date of valuation. These Portfolios may enter into foreign exchange forward contracts (1) as a means of managing the risks associated with changes in the exchange rates for the purchase or sale of a specific amount of a particular foreign currency, and (2) to hedge the value, in U.S. dollars, of portfolio securities. Foreign currency forward contracts and foreign currencies are valued at the forward and current exchange rates, respectively, prevailing on the date of valuation. Gains and losses from foreign currency transactions associated with purchases and sales of investments and foreign currency forward contracts are included with the net realized and unrealized gain or loss on investments.

December 31, 2000                                       William Blair Funds   57

(h) Income Taxes

Each Portfolio intends to comply with the special provisions of the Internal Revenue Code available to regulated investment companies and, therefore, no provision for Federal income taxes has been made in the accompanying financial statements since each Portfolio intends to distribute their taxable income to their shareholders and be relieved of all Federal income taxes. At December 31, 2000, the following Portfolios have unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows (in thousands):

                                                                       YEAR OF EXPIRATION
                                          -----------------------------------------------------------------------------
               PORTFOLIO                   2002      2003      2004      2005      2006      2007      2008      TOTAL
               ---------                   ----      ----      ----      ----      ----      ----      ----      -----
Tax-Managed Growth......................       --        --        --        --        --        --   $    94   $    94
Large Cap Growth........................       --        --        --        --        --        --       493       493
Millennium..............................       --        --        --        --        --        --     1,023     1,023
Disciplined Large Cap...................       --        --        --        --        --        --       367       367
Income..................................    1,258       955     2,156        --        --     1,249     3,283     8,901
Ready Reserves..........................       --        --       108         1         1        51        24       185

The International Growth Portfolio has elected to mark-to-market its investment in Passive Foreign Investment Companies ("PFICs") for Federal income tax purposes. In accordance with this election, the Portfolio recognized net unrealized appreciation (in thousands) of $1,139 and $1,227 in 2000 and 1999, respectively, all of which has been reclassified from unrealized gain on investments to undistributed net investment income. In addition, the Portfolio recorded net realized losses of $380 on sales of PFICs during 2000, of which $1,227 had been recognized as income in prior years.

(i) Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the amounts reported in the financial statements. Actual results may differ from those estimates.

(2) TRANSACTIONS WITH AFFILIATES

a. Management and Expense Limitation Agreements

Each Portfolio has a management agreement with William Blair & Company L.L.C. (the "Company") for investment advisory, administrative, and other accounting services. Each Portfolio pays the Company an annual fee, payable monthly, based on a specified percentage of its average daily net assets. A summary of the annual rates expressed as a percentage of average daily net assets is as follows:

                EQUITY PORTFOLIOS                                     INTERNATIONAL PORTFOLIOS
                -----------------                                     ------------------------
Growth..................................    0.75%         International Growth....................
Tax-Managed Growth......................    0.80%         First $250 million......................    1.10%
Large Cap Growth........................    0.80%         Remainder...............................    1.00%
Small Cap Growth........................    1.10%
Millennium..............................    1.10%         Emerging Markets........................    1.40%
Disciplined Large Cap...................    0.80%
Value Discovery.........................    1.15%

                 FIXED INCOME PORTFOLIO                                         MONEY MARKET PORTFOLIO
                 ----------------------                                         ----------------------
                    INCOME*                                               READY RESERVES**            2000     1999
                    -------                                               ----------------            ----     ----
First $250 million..............................    0.25%         First $250 million...............  0.275%   0.625%
Remainder.......................................    0.20%         Next $250 million................  0.250%   0.600%
                                                                  Next $2 billion..................  0.225%   0.575%
                                                                  In excess of $2 billion..........  0.200%   0.550%
* Management fee also includes a charge of 5% of gross            ** Effective January 1, 2000, the advisory fees
   income.                                                        were changed as indicated.

 58  Annual Report                                             December 31, 2000

The Portfolios have also entered into an Expense Limitation Agreement with the Company. Under terms of this Agreement, the Company has voluntarily agreed to waive its advisory fees and absorb other operating expenses through April 30, 2001, if total expenses for each class of the following Portfolios exceed the following rates (as a percentage of average daily net assets):

Tax-Managed Growth.................    1.11%    Emerging Markets Growth............    1.81%
Large Cap Growth...................    1.11%    Disciplined Large Cap Equity.......    1.00%
Small Cap Growth...................    1.35%    Value Discovery....................    1.39%
Millennium.........................    1.40%

The voluntary waivers for Class A, B, C, and N shares for each Portfolio exclude distribution and shareholder service fees.

For a period of five years subsequent to April 30, 2001, the Company is entitled to reimbursement from the Portfolios for previously waived fees and expenses to the extent the overall expense ratio remains below the percentages indicated above. As a result, the total expense ratio for the Portfolios during the period the agreement is in effect, will not fall below the percentages indicated above.

For the period ended December 31, 2000, the investment advisory fees paid by the Portfolios and related fee waivers were as follows (in thousands):

                                                                                       EXPENSE
                                                               GROSS         FEE       ABSORBED
                       PORTFOLIO                            ADVISORY FEE    WAIVER    BY ADVISER
                       ---------                            ------------    ------    ----------
Growth..................................................       $5,293        $ --        $ --
Tax-Managed Growth......................................           14          14         164
Large Cap Growth........................................           84          84          71
Small Cap Growth........................................          302         156          --
Millennium..............................................           73          73          80
International Growth....................................        3,610          --          --
Emerging Markets Growth.................................           85          85         117
Disciplined Large Cap...................................           29          29         172
Value Discovery.........................................          678         144          --
Income..................................................        1,001          --          --
Ready Reserves..........................................        2,802          --          --

b. Underwriting, Distribution Services and Shareholder Services Agreement

Each Portfolio has a Distribution Agreement with the Company for distribution services. Each Portfolio pays the Company an annual fee, payable monthly, based on a specified percentage of its average daily net assets of specified share classes. A summary of the annual rates expressed as a percentage of average daily net assets is as follows: Class A (none); Class B (0.75%), Class C (0.75%), and Class N (0.25% for all Portfolios except Income Portfolio, which is 0.15%); Class I (none).

Pursuant to the distribution services agreement, the Company enters into related selling group agreements with various firms at various rates for sales of Class B, Class C and Class N shares. In addition, the Company receives any contingent deferred sales charges (CDSC) from redemptions of Class B and Class C shares.

Each Portfolio (excluding Class I and Class N) has a Shareholder Servicing Agreement with the Company for various shareholder services. Each Portfolio pays the Company an annual fee, payable monthly, up to a specified percentage of its average daily net assets of specified share classes.

                  PORTFOLIO                                        FEE RATE
                  ---------                                        --------
All Portfolios except Ready Reserves..........  0.25% of Class A, B, and C share classes
Ready Reserves................................  0.35% of the net assets of the N share class.

The Company in turn has various agreements with financial services firms that provide these services and pays these firms based on portfolio net assets of accounts the firms service.

December 31, 2000                                       William Blair Funds   59

Distribution and shareholder service fees paid by the Portfolios to the Company, and sales charges on the sale of Class A shares and contingent deferred sales charges paid to the Company on the redemption of Class B and C shares for the period ended December 31, 2000, were as follows (in thousands):

                                                                         SALES CHARGES    CDSC'S PAID
                                         DISTRIBUTION    SHAREHOLDER        PAID TO         TO THE
              PORTFOLIO                      FEES        SERVICE FEES     THE COMPANY       COMPANY
              ---------                  ------------    ------------    -------------    -----------
Growth...............................       $  373           $ 3              $--             --
Tax-Managed Growth...................           --            --               --             --
Large Cap Growth.....................           --            --               --             --
Small Cap Growth.....................           11             3                1             --
Millennium...........................            7            --               --             --
International Growth.................          210             3                2             --
Emerging Markets Growth..............            1            --               --             --
Disciplined Large Cap................            1            --               --             --
Value Discovery......................           13            --               --             --
Income...............................           17             1               --             --
Ready Reserves.......................        3,257           829               --             --

c. Trustees

The Portfolios paid fees of $147,000 to non-affiliated trustees of the Portfolio for the period ended December 31, 2000.

(3) INVESTMENT TRANSACTIONS

Investment transactions, excluding money market instruments, for the period ended December 31, 2000, were as follows (in thousands):

                         PORTFOLIO                              PURCHASES       SALES
                         ---------                              ---------       -----
Growth......................................................    $  588,829    $  833,584
Tax-Managed Growth..........................................         4,058           519
Large Cap Growth............................................        19,804         8,938
Small Cap Growth............................................       125,584       102,400
Millennium..................................................        29,883        17,620
International Growth........................................       411,589       368,701
Emerging Markets Growth.....................................         8,466         8,508
Disciplined Large Cap.......................................         4,966         1,734
Value Discovery.............................................        48,954        37,419
Income......................................................        84,539        98,748

The cost of investments for Federal income tax purposes and related gross unrealized appreciation, depreciation and net unrealized appreciation/depreciation at December 31, 2000, were as follows (in thousands):

                                                                                             NET
                                                           GROSS           GROSS         UNREALIZED
                                           COST OF       UNREALIZED      UNREALIZED     APPRECIATION/
              PORTFOLIO                  INVESTMENTS    APPRECIATION    DEPRECIATION    DEPRECIATION
              ---------                  -----------    ------------    ------------    -------------
Growth...............................     $416,019        $170,160        $32,702         $137,458
Tax-Managed Growth...................        5,740             406            372               34
Large Cap Growth.....................       12,394           1,175          2,564           (1,389)
Small Cap Growth.....................       30,721           2,951          4,516           (1,565)
Millennium...........................       15,782             108          2,045           (1,937)
International Growth.................      291,171          59,646         27,125           32,521
Emerging Markets Growth..............        4,404             548            761             (213)
Disciplined Large Cap................        4,356             538            645             (107)
Value Discovery......................       58,602          17,618            647           16,971
Income...............................      163,519           3,577          1,956            1,621

 60  Annual Report                                             December 31, 2000

(4) FOREIGN CURRENCY FORWARD CONTRACTS

To protect itself against a decline in the value of foreign currency against the U.S. dollar, the Millennium, International Growth, and Emerging Markets Growth Portfolios enter into foreign currency forward contracts with its custodian and others. The Portfolios bear the market risk that arises from changes in foreign currency rates and bear the credit risk if the counterparty fails to perform under the contract. The net realized and unrealized gains and losses associated with foreign currency forward contracts are reflected in the accompanying financial statements.

(5) FUTURES CONTRACTS

During 2000, the Small Cap Growth and the Millennium Portfolios purchased exchange-traded index futures contracts, which are contracts that obligate the Portfolio to pay or receive the cash value of a securities index at a specified future date at a specified price. The Portfolios entered such contracts to hedge a portion of their portfolios. Upon entering into a futures contract, the Portfolios are required to deposit either cash or securities (initial margin). Subsequent payments (variation margin) are made or received by the Portfolios, on a daily basis. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains or losses. The Portfolios recognize a realized gain or loss when the contract is closed or expires. The statement of operations reflects the net realized gains and losses on these contracts. Millennium Fund had one outstanding Nasdaq 100 futures contract at December 31, 2000 on which there is an unrealized loss of $118,000.

December 31, 2000                                       William Blair Funds   61

(6) FUND SHARE TRANSACTIONS

The following table summarizes the activity in capital shares of each Portfolio for the year ended December 31, 2000 (in thousands):

                                                                                    SALES (DOLLARS)
                                                         ---------------------------------------------------------------------
                      PORTFOLIO                          CLASS A    CLASS B    CLASS C    CLASS I      CLASS N        TOTAL
                      ---------                          -------    -------    -------    -------      -------        -----
Growth...............................................    $  700      $ 54      $  258      $41,505    $   95,836    $  138,353
Tax-Managed Growth...................................        --        --           3        3,906           167         4,076
Large Cap Growth.....................................        --        --          16       13,996           149        14,161
Small Cap Growth.....................................     1,523        10       1,100       33,486         7,227        43,346
Millennium...........................................        10        10          10       11,437         5,321        16,788
International Growth.................................     1,866       155         479       49,898       339,074       391,472
Emerging Markets Growth..............................        79        --          55        1,363           123         1,620
Disciplined Large Cap................................       152        --           2        2,925           339         3,418
Value Discovery......................................       322       181          21       19,751         8,394        28,669
Income...............................................     1,593        50          --       23,281        14,058        38,982
Ready Reserves.......................................        --        --          --           --     5,125,455     5,125,455

                                                                          REINVESTED DISTRIBUTIONS (DOLLARS)
                                                         ---------------------------------------------------------------------
                      PORTFOLIO                          CLASS A    CLASS B    CLASS C    CLASS I      CLASS N        TOTAL
                      ---------                          -------    -------    -------    -------      -------        -----
Growth...............................................      $224       $40         $86     $130,306       $31,444      $162,100
Tax-Managed Growth...................................        --        --          --           --            --            --
Large Cap Growth.....................................        --        --          --           --            --            --
Small Cap Growth.....................................        15         1          29          723            99           867
Millennium...........................................        --        --          --           --            --            --
International Growth.................................        99        32          92       36,573        20,022        56,818
Emerging Markets Growth..............................         1        --           1          109             2           113
Disciplined Large Cap................................        --        --          --           --            --            --
Value Discovery......................................        --        --          --          337            19           356
Income...............................................        12         3          --        7,261           632         7,908
Ready Reserves.......................................        --        --          --           --        65,976        65,976

                                                                                 REDEMPTIONS (DOLLARS)
                                                         ---------------------------------------------------------------------
                      PORTFOLIO                          CLASS A    CLASS B    CLASS C    CLASS I      CLASS N        TOTAL
                      ---------                          -------    -------    -------    -------      -------        -----
Growth...............................................    $  355      $  1        $ 34     $139,067    $  205,013    $  344,470
Tax-Managed Growth...................................        --        --          --           15            --            15
Large Cap Growth.....................................        10        --           9        2,356             9         2,384
Small Cap Growth.....................................       965        --         238       15,843         3,059        20,105
Millennium...........................................        --        --          --          528           234           762
International Growth.................................     1,367        19          58       77,965       246,638       326,047
Emerging Markets Growth..............................        22        --           6        1,171             9         1,208
Disciplined Large Cap................................        --        --          --          204            --           204
Value Discovery......................................       302       125          11       10,227         2,759        13,424
Income...............................................     1,014        54          --       36,826        19,971        57,865
Ready Reserves.......................................        --        --          --           --     4,905,054     4,905,054

                                                          NET CHANGE IN NET ASSETS RELATING TO FUND SHARE ACTIVITY (DOLLARS)
                                                         ---------------------------------------------------------------------
                      PORTFOLIO                          CLASS A    CLASS B    CLASS C    CLASS I      CLASS N        TOTAL
                      ---------                          -------    -------    -------    -------      -------        -----
Growth...............................................      $569      $ 93        $310      $32,744      $(77,733)     $(44,017)
Tax-Managed Growth...................................        --        --           3        3,891           167         4,061
Large Cap Growth.....................................       (10)       --           7       11,640           140        11,777
Small Cap Growth.....................................       573        11         891       18,366         4,267        24,108
Millennium...........................................        10        10          10       10,909         5,087        16,026
International Growth.................................       598       168         513        8,506       112,458       122,243
Emerging Markets Growth..............................        58        --          50          301           116           525
Disciplined Large Cap................................       152        --           2        2,721           339         3,214
Value Discovery......................................        20        56          10        9,861         5,654        15,601
Income...............................................       591        (1)         --       (6,284)       (5,281)      (10,975)
Ready Reserves.......................................        --        --          --           --       286,377       286,377

 62  Annual Report                                             December 31, 2000

                                                                                    SALES (SHARES)
                                                         ---------------------------------------------------------------------
                      PORTFOLIO                          CLASS A    CLASS B    CLASS C    CLASS I      CLASS N        TOTAL
                      ---------                          -------    -------    -------    -------      -------        -----
Growth...............................................        37         3          13        2,066         4,784         6,903
Tax-Managed Growth...................................        --        --          --          380            16           396
Large Cap Growth.....................................        --        --           2        1,410            16         1,428
Small Cap Growth.....................................        98         1          84        2,289           451         2,923
Millennium...........................................         1         1           1        1,142           532         1,677
International Growth.................................        87         7          19        2,077        14,244        16,434
Emerging Markets Growth..............................         5        --           4           94            10           113
Disciplined Large Cap................................        15        --          --          285            33           333
Value Discovery......................................        21        12           1        1,321           554         1,909
Income...............................................       155         5          --        2,337         1,423         3,920
Ready Reserves.......................................        --        --          --           --     5,125,434     5,125,434

                                                                           REINVESTED DISTRIBUTIONS (SHARES)
                                                         ---------------------------------------------------------------------
                      PORTFOLIO                          CLASS A    CLASS B    CLASS C    CLASS I      CLASS N        TOTAL
                      ---------                          -------    -------    -------    -------      -------        -----
Growth...............................................        18         3           7       10,351         2,506        12,885
Tax-Managed Growth...................................        --        --          --           --            --            --
Large Cap Growth.....................................        --        --          --           --            --            --
Small Cap Growth.....................................         1        --           3           59             8            71
Millennium...........................................        --        --          --           --            --            --
International Growth.................................         5         2           5        2,083         1,146         3,241
Emerging Markets Growth..............................        --        --          --           13            --            13
Disciplined Large Cap................................        --        --          --           --            --            --
Value Discovery......................................        --        --          --           22             1            23
Income...............................................         1        --          --          728            63           792
Ready Reserves.......................................        --        --          --           --        65,976        65,976

                                                                                 REDEMPTIONS (SHARES)
                                                         ---------------------------------------------------------------------
                      PORTFOLIO                          CLASS A    CLASS B    CLASS C    CLASS I      CLASS N        TOTAL
                      ---------                          -------    -------    -------    -------      -------        -----
Growth...............................................        18        --           2        7,080        10,257        17,357
Tax-Managed Growth...................................        --        --          --            1            --             1
Large Cap Growth.....................................         1        --           1          241             1           244
Small Cap Growth.....................................        69        --          16        1,144           203         1,432
Millennium...........................................        --        --          --           57            24            81
International Growth.................................        66         1           2        3,319        10,290        13,678
Emerging Markets Growth..............................         2        --           1          103             1           107
Disciplined Large Cap................................        --        --          --           21            --            21
Value Discovery......................................        19         9           1          684           185           898
Income...............................................        99         5          --        3,702         2,016         5,822
Ready Reserves.......................................        --        --          --           --     4,905,034     4,905,034

                                                           NET CHANGE IN SHARES OUTSTANDING RELATING TO FUND SHARE ACTIVITY
                                                                                       (SHARES)
                                                         ---------------------------------------------------------------------
                      PORTFOLIO                          CLASS A    CLASS B    CLASS C    CLASS I      CLASS N        TOTAL
                      ---------                          -------    -------    -------    -------      -------        -----
Growth...............................................        37         6          18        5,337        (2,967)        2,431
Tax-Managed Growth...................................        --        --          --          379            16           395
Large Cap Growth.....................................        (1)       --           1        1,169            15         1,184
Small Cap Growth.....................................        30         1          71        1,204           256         1,562
Millennium...........................................         1         1           1        1,085           508         1,596
International Growth.................................        26         8          22          841         5,100         5,997
Emerging Markets Growth..............................         3        --           3            4             9            19
Disciplined Large Cap................................        15        --          --          264            33           312
Value Discovery......................................         2         3          --          659           370         1,034
Income...............................................        57        --          --         (637)         (530)       (1,110)
Ready Reserves.......................................        --        --          --           --       286,376       286,376

December 31, 2000                                       William Blair Funds   63

 ...............................................................................
FINANCIAL HIGHLIGHTS
 ...............................................................................

GROWTH FUND

                                                                                                 CLASS N
                                                              ------------------------------------------
                                                                              PERIODS ENDED DECEMBER 31,
                                                              ------------------------------------------
                                                               2000     1999     1998     1997     1996
                                                               ----     ----     ----     ----     ----
Net asset value, beginning of period........................  $20.10   $17.97   $15.35   $13.48   $11.90
Income (loss) from investment operations:
  Net investment income (loss)..............................   (0.06)   (0.01)      --    (0.02)   (0.01)
  Net realized and unrealized gain (loss) on investments....   (1.52)    3.58     4.12     2.69     2.14
                                                              ------   ------   ------   ------   ------
Total from investment operations............................   (1.58)    3.57     4.12     2.67     2.13
Less distributions from:
  Net investment income.....................................      --       --       --       --     0.01
  Net realized gain.........................................    5.79     1.44     1.50     0.80     0.54
                                                              ------   ------   ------   ------   ------
Total distributions.........................................    5.79     1.44     1.50     0.80     0.55
                                                              ------   ------   ------   ------   ------
Net asset value, end of period..............................  $12.73   $20.10   $17.97   $15.35   $13.48
                                                              ======   ======   ======   ======   ======
Total return (%)............................................   (7.47)   19.98    27.15    20.07    17.99
Ratios to average daily net assets (%):
  Expenses..................................................    1.13     0.86     0.84     0.84     0.79
  Net investment income (loss)..............................   (0.34)   (0.11)   (0.02)   (0.16)   (0.08)

                                             CLASS A                      CLASS B                      CLASS C
                                    --------------------------   --------------------------   --------------------------
                                                  PERIOD ENDED                 PERIOD ENDED                 PERIOD ENDED
                                    --------------------------   --------------------------   --------------------------
                                    12/31/2000   12/31/1999(B)   12/31/2000   12/31/1999(C)   12/31/2000   12/31/1999(C)
                                    ----------   -------------   ----------   -------------   ----------   -------------
Net asset value, beginning of
 period...........................    $20.09        $17.48         $20.07        $19.15         $20.06        $19.15
Income (loss) from investment
 operations:
 Net investment income (loss).....      (.06)           --           (.20)        (0.02)          (.20)        (0.03)
 Net realized and unrealized gain
   (loss) on investments..........     (1.52)         4.05          (1.52)         2.38          (1.53)         2.38
                                      ------        ------         ------        ------         ------        ------
Total from investment
 operations.......................     (1.58)         4.05          (1.72)         2.36          (1.73)         2.35
Less distributions from:
 Net investment income............        --            --             --            --             --            --
 Net realized gain................      5.79          1.44           5.79          1.44           5.79          1.44
                                      ------        ------         ------        ------         ------        ------
Total distributions...............      5.79          1.44           5.79          1.44           5.79          1.44
                                      ------        ------         ------        ------         ------        ------
Net asset value, end of period....    $12.72        $20.09         $12.56        $20.07         $12.54        $20.06
                                      ======        ======         ======        ======         ======        ======
Total return (%)..................     (7.47)        23.29          (8.17)        12.43          (8.22)        12.38
Ratios to average daily net assets
 (%):
 Expenses (a).....................      1.13          1.31           1.88          2.03           1.88          2.01
 Net investment income (loss)
   (a)............................     (0.29)        (0.23)         (1.04)        (1.00)         (1.01)        (1.06)

                                             CLASS I
                                    --------------------------
                                                  PERIOD ENDED
                                    --------------------------
                                    12/31/2000   12/31/1999(D)
                                    ----------   -------------
Net asset value, beginning of
 period...........................    $20.10        $17.98
Income (loss) from investment
 operations:
 Net investment income (loss).....     (0.01)        (0.01)
 Net realized and unrealized gain
   (loss) on investments..........     (1.53)         3.57
                                      ------        ------
Total from investment
 operations.......................     (1.54)         3.56
Less distributions from:
 Net investment income............        --            --
 Net realized gain................      5.79          1.44
                                      ------        ------
Total distributions...............      5.79          1.44
                                      ------        ------
Net asset value, end of period....    $12.77        $20.10
                                      ======        ======
Total return (%)..................     (7.27)        19.91
Ratios to average daily net assets
 (%):
 Expenses (a).....................      0.88          0.86
 Net investment income (loss)
   (a)............................     (0.06)        (0.11)

                                                              ----------------------------------------------------
                                                                           PERIOD ENDED DECEMBER 31,
                                                              ----------------------------------------------------
                                                                2000       1999       1998       1997       1996
                                                                ----       ----       ----       ----       ----
Supplemental data for all classes:
Net assets at end of period (in thousands)..................  $550,987   $818,443   $742,056   $591,353   $501,774
Portfolio turnover rate (%).................................        88         52         37         34         43

---------------

(a) Rates are annualized.
(b) For the period October 19, 1999 (Commencement of the Class) to December 31, 1999.
(c) For the period November 2, 1999 (Commencement of the Class) to December 31, 1999.
(d) For the period October 1, 1999 (Commencement of the Class) to December 31, 1999.

Note: Net investment income (loss) per share for 2000 is based on the average shares outstanding during the year.

 64  Annual Report                                             December 31, 2000

 ...............................................................................
FINANCIAL HIGHLIGHTS
 ...............................................................................

TAX-MANAGED GROWTH FUND

                                                  CLASS A                      CLASS B                      CLASS C
                                         --------------------------   --------------------------   --------------------------
                                                PERIOD ENDED                 PERIOD ENDED                 PERIOD ENDED
                                         --------------------------   --------------------------   --------------------------
                                         12/31/2000   12/31/1999(B)   12/31/2000   12/31/1999(B)   12/31/2000   12/31/1999(B)
                                         ----------   -------------   ----------   -------------   ----------   -------------
Net asset value, beginning of
  period..............................     $10.18        $10.00         $10.18        $10.00         $10.18        $10.00
Income (loss) from investment
  operations:
  Net investment income (loss)........      (0.04)           --          (0.12)           --          (0.12)           --
  Net realized and unrealized gain
    (loss) on investments.............      (0.06)         0.18          (0.05)         0.18          (0.05)         0.18
                                           ------        ------         ------        ------         ------        ------
Total from investment operations......      (0.10)         0.18          (0.17)         0.18          (0.17)         0.18
Less distributions from:
  Net investment income...............         --            --             --            --             --            --
  Net realized gain...................         --            --             --            --             --            --
                                           ------        ------         ------        ------         ------        ------
Total distributions...................         --            --             --            --             --            --
                                           ------        ------         ------        ------         ------        ------
Net asset value, end of period........     $10.08        $10.18         $10.01        $10.18         $10.01        $10.18
                                           ======        ======         ======        ======         ======        ======
Total return (%)......................      (0.98)         1.80          (1.67)         1.80          (1.67)         1.80
Ratios to average daily net assets
  (%):
  Expenses (a)(c).....................       1.36          1.36           2.11          2.11           2.11          2.11
  Net investment income (loss)
    (a)(c)............................      (0.41)         0.73          (1.16)        (0.01)         (1.15)        (0.01)

                                                                        CLASS I                      CLASS N
                                                               --------------------------   --------------------------
                                                                      PERIOD ENDED                 PERIOD ENDED
                                                               --------------------------   --------------------------
                                                               12/31/2000   12/31/1999(B)   12/31/2000   12/31/1999(B)
                                                               ----------   -------------   ----------   -------------
Net asset value, beginning of period........................     $10.18        $10.00         $10.18        $10.00
Income (loss) from investment operations:
  Net investment income (loss)..............................         --            --          (0.02)           --
  Net realized and unrealized gain (loss) on investments....      (0.07)         0.18          (0.08)         0.18
                                                                 ------        ------         ------        ------
Total from investment operations............................      (0.07)         0.18          (0.10)         0.18
Less distributions from:
  Net investment income.....................................         --            --             --            --
  Net realized gain.........................................         --            --             --            --
                                                                 ------        ------         ------        ------
Total distributions.........................................         --            --             --            --
                                                                 ------        ------         ------        ------
Net asset value, end of period..............................     $10.11        $10.18         $10.08        $10.18
                                                                 ======        ======         ======        ======
Total return (%)............................................      (0.69)         1.80          (0.98)         1.80
Ratios to average daily net assets (%):
  Expenses (a)(c)...........................................       1.11          1.11           1.36          1.36
  Net investment income (loss) (a)(c).......................       0.05          0.99          (0.15)         0.75

                                                              ---------------
                                                               PERIOD ENDED
                                                               DECEMBER 31,
                                                              ---------------
                                                               2000     1999
                                                               ----     ----
Supplemental data for all classes:
  Net assets at end of period (in thousands)................  $5,001   $1,018
  Portfolio turnover rate(%)(a).............................      32       --

---------------

(a) Rates are annualized.
(b) For the period December 27, 1999 (Commencement of Operations) to December 31, 1999.
(c) Without the waiver of expenses in 2000, the expense ratio would have been 11.34%, 12.09%, 12.09%, 11.09% and 11.34% for Classes A, B, C, I and N,
    respectively. The net investment loss ratio would have been (10.39)%, (11.14)%, (11.13)%, (9.93)% and (10.13)% for Classes A, B, C, I and N,
    respectively.

Note: Net investment income (loss) per share for 2000 is based on the average shares outstanding during the year.

December 31, 2000                                       William Blair Funds   65

 ...............................................................................
FINANCIAL HIGHLIGHTS
 ...............................................................................

LARGE CAP GROWTH FUND

                                                  CLASS A                      CLASS B                      CLASS C
                                         --------------------------   --------------------------   --------------------------
                                                PERIOD ENDED                 PERIOD ENDED                 PERIOD ENDED
                                         --------------------------   --------------------------   --------------------------
                                         12/31/2000   12/31/1999(B)   12/31/2000   12/31/1999(B)   12/31/2000   12/31/1999(B)
                                         ----------   -------------   ----------   -------------   ----------   -------------
Net asset value, beginning of period...   $ 10.14        $10.00        $ 10.14        $10.00        $ 10.14        $10.00
Income (loss) from investment
  operations:
  Net investment income (loss).........     (0.07)           --          (0.13)           --          (0.14)           --
  Net realized and unrealized gain
    (loss) on investments..............     (1.62)         0.14          (1.62)         0.14          (1.61)         0.14
                                          -------        ------        -------        ------        -------        ------
Total from investment operations.......     (1.69)         0.14          (1.75)         0.14          (1.75)         0.14
Less distributions from:
  Net investment income................        --            --             --            --             --            --
  Net realized gain....................        --            --             --            --             --            --
                                          -------        ------        -------        ------        -------        ------
Total distributions....................        --            --             --            --             --            --
                                          -------        ------        -------        ------        -------        ------
Net asset value, end of period.........   $  8.45        $10.14        $  8.39        $10.14        $  8.39        $10.14
                                          =======        ======        =======        ======        =======        ======
Total return (%).......................    (16.67)         1.40         (17.26)         1.40         (17.26)         1.40
Ratios to average daily net assets (%):
  Expenses (a)(c)......................      1.36          1.36           2.11          2.11           2.11          2.11
  Net investment income (loss)
    (a)(c).............................     (0.68)        (0.48)         (1.43)        (1.41)         (1.41)        (1.41)

                                                                       CLASS I                      CLASS N
                                                              --------------------------   --------------------------
                                                                     PERIOD ENDED                 PERIOD ENDED
                                                              --------------------------   --------------------------
                                                              12/31/2000   12/31/1999(B)   12/31/2000   12/31/1999(B)
                                                              ----------   -------------   ----------   -------------
Net asset value, beginning of period........................   $ 10.14        $10.00        $ 10.14        $10.00
Income (loss) from investment operations:
  Net investment income (loss)..............................     (0.04)           --           (.05)           --
  Net realized and unrealized gain (loss) on investments....     (1.63)         0.14          (1.64)         0.14
                                                               -------        ------        -------        ------
Total from investment operations............................     (1.67)         0.14          (1.69)         0.14
Less distributions from:
  Net investment income.....................................        --            --             --            --
  Net realized gain.........................................        --            --             --            --
                                                               -------        ------        -------        ------
Total distributions.........................................        --            --             --            --
                                                               -------        ------        -------        ------
Net asset value, end of period..............................   $  8.47        $10.14        $  8.45        $10.14
                                                               =======        ======        =======        ======
Total return (%)............................................    (16.47)         1.40         (16.67)         1.40
Ratios to average daily net assets (%):
  Expenses (a)(c)...........................................      1.11          1.11           1.36          1.36
  Net investment income (loss) (a)(c).......................     (0.35)        (0.40)         (0.58)        (0.66)

                                                              ----------------
                                                                PERIOD ENDED
                                                                DECEMBER 31,
                                                              ----------------
                                                               2000      1999
                                                               ----      ----
Supplemental data for all classes:
  Net assets at end of period (in thousands)................  $10,995   $1,153
  Portfolio turnover rate (%)(a)............................       95       --

---------------

(a) Rates are annualized.
(b) For the period December 27, 1999 (Commencement of Operations) to December 31, 1999.
(c) Without the waiver of expenses in 2000, the expense ratio would have been 2.84%, 3.59%, 3.59%, 2.59% and 2.84% for Classes A, B, C, I and N,
    respectively. The net investment loss would have been (2.16)%, (2.91)%, (2.89)%, (1.83)% and (2.06)% for Classes A, B, C, I and N, respectively.

Note: Net investment income (loss) per share for 2000 is based on the average shares outstanding during the year.

 66  Annual Report                                             December 31, 2000

 ...............................................................................
FINANCIAL HIGHLIGHTS
 ...............................................................................

SMALL CAP GROWTH FUND

                                                  CLASS A                      CLASS B                      CLASS C
                                         --------------------------   --------------------------   --------------------------
                                                PERIOD ENDED                 PERIOD ENDED                 PERIOD ENDED
                                         --------------------------   --------------------------   --------------------------
                                         12/31/2000   12/31/1999(B)   12/31/2000   12/31/1999(B)   12/31/2000   12/31/1999(B)
                                         ----------   -------------   ----------   -------------   ----------   -------------
Net asset value, beginning of period...    $10.19        $10.00         $10.19        $10.00         $10.19        $10.00
Income (loss) from investment
  operations:
  Net investment income (loss).........     (0.14)           --          (0.24)           --          (0.25)           --
  Net realized and unrealized gain
    (loss) on investments..............      3.54          0.19           3.53          0.19           3.54          0.19
                                           ------        ------         ------        ------         ------        ------
Total from investment operations.......      3.40          0.19           3.29          0.19           3.29          0.19
Less distributions from:
  Net investment income................        --            --             --            --             --            --
  Net realized gain....................      0.43            --           0.43            --           0.43            --
                                           ------        ------         ------        ------         ------        ------
Total distributions....................      0.43            --           0.43            --           0.43            --
                                           ------        ------         ------        ------         ------        ------
Net asset value, end of period.........    $13.16        $10.19         $13.05        $10.19         $13.05        $10.19
                                           ======        ======         ======        ======         ======        ======
Total return (%).......................     33.68          1.90          32.60          1.90          32.60          1.90
Ratios to average daily net assets (%):
  Expenses (a)(c)......................      1.60          1.60           2.35          2.35           2.35          2.35
  Net investment income (loss)
    (a)(c).............................     (0.85)        (1.60)         (1.70)        (2.35)         (1.70)        (2.35)

                                                                       CLASS I                      CLASS N
                                                              --------------------------   --------------------------
                                                                     PERIOD ENDED                 PERIOD ENDED
                                                              --------------------------   --------------------------
                                                              12/31/2000   12/31/1999(B)   12/31/2000   12/31/1999(B)
                                                              ----------   -------------   ----------   -------------
Net asset value, beginning of period........................    $10.19        $10.00         $10.19        $10.00
Income (loss) from investment operations:
  Net investment income (loss)..............................     (0.11)           --          (0.11)           --
  Net realized and unrealized gain (loss) on investments....      3.53          0.19           3.51          0.19
                                                                ------        ------         ------        ------
Total from investment operations............................      3.42          0.19           3.40          0.19
Less distributions from:
  Net investment income.....................................        --            --             --            --
  Net realized gain.........................................      0.43            --           0.43            --
                                                                ------        ------         ------        ------
Total distributions.........................................      0.43            --           0.43            --
                                                                ------        ------         ------        ------
Net asset value, end of period..............................    $13.18        $10.19         $13.16        $10.19
                                                                ======        ======         ======        ======
Total return (%)............................................     33.87          1.90          33.68          1.90
Ratios to average daily net assets (%):
  Expenses (a)(c)...........................................      1.35          1.35           1.60          1.60
  Net investment income (loss) (a)(c).......................     (0.72)        (1.35)         (0.75)        (1.60)

                                                              ----------------
                                                                PERIOD ENDED
                                                                DECEMBER 31,
                                                              ----------------
                                                               2000      1999
                                                               ----      ----
Supplemental data for all classes:
  Net assets at end of period (in thousands)................  $28,778   $6,346
  Portfolio turnover rate (%)(a)............................      433       --

---------------

(a) Rates are annualized.
(b) For the period December 27, 1999 (Commencement of Operations) to December 31, 1999.
(c) Without the waiver of expenses in 2000, the expense ratio would have been 2.17%, 2.92%, 2.92%, 1.92% and 2.17% for Classes A, B, C, I and N,
    respectively. The net investment loss would have been (1.42)%, (2.27)%, (2.27)%, (1.29)% and (1.32)% for Classes A, B, C, I and N, respectively.

Note: Net investment income (loss) per share for 2000 is based on the average shares outstanding during the year.

December 31, 2000                                       William Blair Funds   67

 ...............................................................................
FINANCIAL HIGHLIGHTS
 ...............................................................................

MILLENNIUM FUND

                                                                    PERIOD ENDED DECEMBER 31, 2000 (A)
                                                              -----------------------------------------------
                                                              CLASS A   CLASS B   CLASS C   CLASS I   CLASS N
                                                              -------   -------   -------   -------   -------
Net asset value, beginning of period........................  $ 10.00   $ 10.00   $ 10.00   $ 10.00   $ 10.00
Income (loss) from investment operations:
  Net investment income (loss)..............................       --     (0.04)    (0.04)       --     (0.01)
  Net realized and unrealized gain (loss) on investments....    (1.72)    (1.71)    (1.71)    (1.72)    (1.72)
                                                              -------   -------   -------   -------   -------
Total from investment operations............................    (1.72)    (1.75)    (1.75)    (1.72)    (1.73)
Less distributions from:
  Net investment income.....................................       --        --        --        --        --
  Net realized gain.........................................       --        --        --        --        --
                                                              -------   -------   -------   -------   -------
Total distributions.........................................       --        --        --        --        --
                                                              -------   -------   -------   -------   -------
Net asset value, end of period..............................  $  8.28   $  8.25   $  8.25   $  8.28   $  8.27
                                                              =======   =======   =======   =======   =======
Total return (%)............................................   (17.20)   (17.50)   (17.50)   (17.20)   (17.30)
Ratios to average daily net assets (%):
  Expenses (a)(c)...........................................     1.53      2.28      2.28      1.28      1.62
  Net investment income (loss) (a)(c).......................    (0.10)    (0.84)    (0.84)    (0.13)    (0.20)

                                                             ------------
                                                             PERIOD ENDED
                                                             DECEMBER 31,
                                                             ------------
                                                                 2000
                                                                 ----
Supplemental data for all classes:
  Net assets at end of period (in thousands)....................  $13,221
  Portfolio turnover rate (%)(a).................................     417

---------------

(a) Rates are annualized.
(b) For the period July 17, 2000 (Commencement of Operations) to December 31, 2000.
(c) Without the waiver of expenses in 2000, the expense ratio would have been 2.48%, 3.23%, 3.23%, 2.23% and 2.48% for Classes A, B, C, I and N,
    respectively. The net investment loss would have been (.93)%, (.78)%, (1.65)%, (.99)% and (1.00)% for Classes A, B, C, I and N, respectively.

 68  Annual Report                                             December 31, 2000

 ...............................................................................
FINANCIAL HIGHLIGHTS
 ...............................................................................

INTERNATIONAL GROWTH FUND

                                                                                       CLASS N
                                                              ----------------------------------------------------------
                                                                              PERIODS ENDED DECEMBER 31,
                                                              ----------------------------------------------------------
                                                               2000         1999         1998         1997         1996
                                                               ----         ----         ----         ----         ----
Net asset value, beginning of period........................  $24.03       $14.62       $13.14       $13.95       $13.12
Income (loss) from investment operations:
  Net investment income (loss) (a)..........................   (0.01)       (0.04)        0.08         0.07         0.03
  Net realized and unrealized gain (loss) on investments
    foreign currency and other assets and liabilities.......   (2.04)       13.94         1.43         1.06         1.30
                                                              ------       ------       ------       ------       ------
Total from investment operations............................   (2.05)       13.90         1.51         1.13         1.33
Less distributions from:
  Net investment income.....................................    0.08           --         0.03         0.08         0.07
  Net realized gain.........................................    3.97         4.49           --         1.86         0.43
                                                              ------       ------       ------       ------       ------
Total distributions.........................................    4.05         4.49         0.03         1.94         0.50
                                                              ------       ------       ------       ------       ------
Net asset value, end of period..............................  $17.93       $24.03       $14.62       $13.14       $13.95
                                                              ======       ======       ======       ======       ======
Total return (%)............................................   (8.10)       96.25        11.46         8.39        10.20
Ratios to average daily net assets (%):
  Expenses (b)..............................................    1.59         1.35         1.36         1.43         1.44
  Net investment income (loss) (b)..........................   (0.44)       (0.43)        0.09         0.01         0.19

                                      CLASS A                      CLASS B                      CLASS C              CLASS I
                             --------------------------   --------------------------   --------------------------   ----------
                                    PERIOD ENDED                 PERIOD ENDED                 PERIOD ENDED          PERIOD ENDED
                             --------------------------   --------------------------   --------------------------   ----------
                             12/31/2000   12/31/1999(C)   12/31/2000   12/31/1999(D)   12/31/2000   12/31/1999(D)   12/31/2000
                             ----------   -------------   ----------   -------------   ----------   -------------   ----------
Net asset value, beginning
  of period................    $24.01        $20.61         $23.98        $21.33         $23.98        $21.33         $24.03
Income (loss) from
  investment operations:
  Net investment income
    (loss) (a).............     (0.04)        (0.03)         (0.23)        (0.04)         (0.23)        (0.04)          0.03
  Net realized and
    unrealized gain (loss)
    on investments foreign
    currency and other
    assets and
    liabilities............     (2.01)         7.92          (1.99)         7.18          (1.99)         7.18          (2.03)
                               ------        ------         ------        ------         ------        ------         ------
Total from investment
  operations...............     (2.05)         7.89          (2.22)         7.14          (2.22)         7.14          (2.00)
Less distributions from:
  Net investment income....      0.09            --            .27            --            .27            --           0.04
  Net realized gain........      3.97          4.49           3.97          4.49           3.97          4.49           3.97
                               ------        ------         ------        ------         ------        ------         ------
Total distributions........      4.06          4.49           4.24          4.49           4.24          4.49           4.01
                               ------        ------         ------        ------         ------        ------         ------
Net asset value, end of
  period...................    $17.90        $24.01         $17.52        $23.98         $17.52        $23.98         $18.02
                               ======        ======         ======        ======         ======        ======         ======
Total return (%)...........     (8.11)        39.12          (8.79)        34.28          (8.81)        34.28          (7.87)
Ratios to average daily net
  assets (%):
  Expenses (b).............      1.59          1.60           2.34          2.35           2.34          2.35           1.34
  Net investment income
    (loss) (b).............     (0.37)        (1.25)         (1.16)        (1.93)         (1.10)        (1.93)         (0.16)

                                CLASS I
                             -------------
                           PERIOD ENDED
                             -------------
                             12/31/1999(E)
                             -------------
Net asset value, beginning
  of period................     $20.25
Income (loss) from
  investment operations:
  Net investment income
    (loss) (a).............      (0.04)
  Net realized and
    unrealized gain (loss)
    on investments foreign
    currency and other
    assets and
    liabilities............       8.31
                                ------
Total from investment
  operations...............       8.27
Less distributions from:
  Net investment income....         --
  Net realized gain........       4.49
                                ------
Total distributions........       4.49
                                ------
Net asset value, end of
  period...................     $24.03
                                ======
Total return (%)...........      41.71
Ratios to average daily net
  assets (%):
  Expenses (b).............       1.35
  Net investment income
    (loss) (b).............      (0.43)

                                                              --------------------------------------------------------
                                                                             PERIOD ENDED DECEMBER 31,
                                                              --------------------------------------------------------
                                                                2000        1999        1998        1997        1996
                                                                ----        ----        ----        ----        ----
Supplemental data for all classes:
  Net assets at end of period (in thousands)................  $333,888    $302,089    $139,746    $128,747    $105,148
  Portfolio turnover rate (%) (b)...........................       116         122          98         102          89

---------------
(a) Includes $0.06, $0.00, $0.024, $0.078 and $0.022 in PFIC transactions which are treated as ordinary income for Federal tax purposes for the years 2000, 1999, 1998, 1997, and 1996, respectively.
(b) Rates are annualized.
(c) For the period October 21, 1999 (Commencement of the Class) to December 31, 1999.
(d) For the period November 2, 1999 (Commencement of the Class) to December 31, 1999.
(e) For the period October 1, 1999 (Commencement of the Class) to December 31, 1999.

Note: Net investment income (loss) per share for 2000 is based on the average shares outstanding during the year.

December 31, 2000                                       William Blair Funds   69

 ...............................................................................
FINANCIAL HIGHLIGHTS
 ...............................................................................

EMERGING MARKETS GROWTH FUND

                                                                         CLASS N
                                                              -----------------------------
                                                               PERIODS ENDED DECEMBER 31,
                                                              -----------------------------
                                                               2000      1999    1998(A)(B)
                                                               ----      ----    ----------
Net asset value, beginning of period........................  $ 13.64   $ 7.63    $ 10.00
Income (loss) from investment operations:
  Net investment income (loss)..............................    (0.09)   (1.12)        --
  Net realized and unrealized gain (loss) on investments
    foreign currency and other assets and liabilities.......    (4.09)    7.17      (2.37)
                                                              -------   ------    -------
Total from investment operations............................    (4.18)    6.05      (2.37)
Less distributions from:
  Net investment income.....................................       --       --         --
  Net realized gain.........................................     0.28     0.04         --
                                                              -------   ------    -------
Total distributions.........................................     0.28     0.04         --
                                                              -------   ------    -------
Net asset value, end of period..............................  $  9.18   $13.64    $  7.63
                                                              =======   ======    =======
Total return (%)............................................   (30.58)   79.31     (23.70)
Ratios to average daily net assets (%):
  Expenses (a)(c)...........................................     2.06     2.06       2.25
  Net investment income (loss) (a)(c).......................    (0.75)   (0.63)      0.04

                                          CLASS A                      CLASS B                      CLASS C              CLASS I
                                 --------------------------   --------------------------   --------------------------   ----------
                                        PERIOD ENDED                 PERIOD ENDED                 PERIOD ENDED          PERIOD ENDED
                                 --------------------------   --------------------------   --------------------------   ----------
                                 12/31/2000   12/31/1999(D)   12/31/2000   12/31/1999(D)   12/31/2000   12/31/1999(D)   12/31/2000
                                 ----------   -------------   ----------   -------------   ----------   -------------   ----------
Net asset value, beginning of
  period.......................   $ 13.62        $10.85        $ 13.61        $10.85        $ 13.62        $10.85        $ 13.63
Income (loss) from investment
  operations:
  Net investment income
    (loss).....................     (0.08)         0.03          (0.16)         0.02          (0.17)        (0.01)         (0.05)
  Net realized and unrealized
    gain (loss) on investments
    foreign currency and other
    assets and liabilities.....     (4.09)         2.78          (4.07)         2.78          (4.07)         2.82          (4.10)
                                  -------        ------        -------        ------        -------        ------        -------
Total from investment
  operations...................     (4.17)         2.81          (4.23)         2.80          (4.24)         2.81          (4.15)
Less distributions from:
  Net investment income........        --            --             --            --             --            --             --
  Net realized gain............      0.28          0.04           0.28          0.04           0.28          0.04           0.28
                                  -------        ------        -------        ------        -------        ------        -------
Total distributions............      0.28          0.04           0.28          0.04           0.28          0.04           0.28
                                  -------        ------        -------        ------        -------        ------        -------
Net asset value, end of
  period.......................   $  9.17        $13.62        $  9.10        $13.61        $  9.10        $13.62        $  9.20
                                  =======        ======        =======        ======        =======        ======        =======
Total return (%)...............    (30.55)        25.91         (31.01)        25.82         (31.06)        25.91         (30.38)
Ratios to average daily net
  assets (%):
  Expenses (a)(c)..............      2.06          2.00           2.81          2.75           2.81          2.75           1.81
  Net investment income (loss)
    (a) (c)....................     (0.61)        (0.52)         (1.39)        (0.21)         (1.35)        (1.53)         (0.36)

                                    CLASS I
                                 -------------
                               PERIOD ENDED
                                 -------------
                                 12/31/1999(E)
                                 -------------
Net asset value, beginning of
  period.......................     $10.30
Income (loss) from investment
  operations:
  Net investment income
    (loss).....................      (0.07)
  Net realized and unrealized
    gain (loss) on investments
    foreign currency and other
    assets and liabilities.....       3.44
                                    ------
Total from investment
  operations...................       3.37
Less distributions from:
  Net investment income........         --
  Net realized gain............       0.04
                                    ------
Total distributions............       0.04
                                    ------
Net asset value, end of
  period.......................     $13.63
                                    ======
Total return (%)...............      32.73
Ratios to average daily net
  assets (%):
  Expenses (a)(c)..............       2.06
  Net investment income (loss)
    (a) (c)....................      (0.63)

                                                              --------------------------------------
                                                                           PERIOD ENDED
                                                              --------------------------------------
                                                              12/31/2000    12/31/1999    12/31/1998
                                                              ----------    ----------    ----------
Supplemental data for all classes:
  Net assets at end of period (in thousands)................    $4,243        $6,028        $3,754
  Portfolio turnover rate (%) (a)...........................       150           201           226

---------------
(a) Rates are annualized.
(b) For the period May 1, 1998 (Commencement of Operations) to December 31,
    1998.
(c) Without the waiver of expenses in 2000, the expense ratio would have been 5.35%, 5.35%, 6.10%, 6.10 and 5.10% for Classes N, A, B, C and I,
    respectively. The net investment loss ratio would have been (4.04)%, (3.90)%, (4.63)%, (4.64)% and (3.65)% for Classes N, A, B, C and I,
    respectively.

    Without the waiver of expenses in 1999, the expense ratio would have been 4.53%, 4.46%, 5.21%, 5.21% and 4.53% for Classes N, A, B, C and I,
    respectively. The net investment loss ratio would have been (1.83)%, (3.03)%, (3.78)%, (3.78)% and (1.83)% for Classes N, A, B, C and I,
    respectively.

    Without the waiver of expenses in 1998, the expense ratio would have been 6.35% and the net investment loss ratio would have been (4.06)%.

(d) For the period November 2, 1999 (Commencement of the Class) to December 31, 1999.
(e) For the period October 1, 1999 (Commencement of the Class) to December 31, 1999.

Note: Net investment income (loss) per share for 2000 is based on the average shares outstanding during the year.

 70  Annual Report                                             December 31, 2000

 ...............................................................................
FINANCIAL HIGHLIGHTS
 ...............................................................................

DISCIPLINED LARGE CAP FUND

                                                  CLASS A                      CLASS B                      CLASS C
                                         --------------------------   --------------------------   --------------------------
                                                PERIOD ENDED                 PERIOD ENDED                 PERIOD ENDED
                                         --------------------------   --------------------------   --------------------------
                                         12/31/2000   12/31/1999(B)   12/31/2000   12/31/1999(B)   12/31/2000   12/31/1999(B)
                                         ----------   -------------   ----------   -------------   ----------   -------------
Net asset value, beginning of period...    $10.12        $10.00         $10.12        $10.00         $10.12        $10.00
Income (loss) from investment
  operations:
  Net investment income (loss).........     (0.03)           --          (0.11)           --          (0.11)           --
  Net realized and unrealized gain
    (loss) on investments..............     (0.95)         0.12          (0.94)         0.12          (0.94)         0.12
                                           ------        ------         ------        ------         ------        ------
Total from investment operations.......     (0.98)         0.12          (1.05)         0.12          (1.05)         0.12
Less distributions from:
  Net investment income................        --            --             --            --             --            --
  Net realized gain....................        --            --             --            --             --            --
                                           ------        ------         ------        ------         ------        ------
Total distributions....................        --            --             --            --             --            --
                                           ------        ------         ------        ------         ------        ------
Net asset value, end of period.........    $ 9.14        $10.12         $ 9.07        $10.12         $ 9.07        $10.12
                                           ======        ======         ======        ======         ======        ======
Total return (%).......................     (9.68)         1.20         (10.38)         1.20         (10.38)         1.20
Ratios to average daily net assets (%):
  Expenses (a)(c)......................      1.25          1.25           2.00          2.00           2.00          2.00
  Net investment income (loss)
    (a)(c).............................     (0.36)        (0.27)         (1.11)        (0.96)         (1.14)        (0.96)

                                                                       CLASS I                      CLASS N
                                                              --------------------------   --------------------------
                                                                     PERIOD ENDED                 PERIOD ENDED
                                                              --------------------------   --------------------------
                                                              12/31/2000   12/31/1999(B)   12/31/2000   12/31/1999(B)
                                                              ----------   -------------   ----------   -------------
Net asset value, beginning of period........................    $10.12        $10.00         $10.12        $10.00
Income (loss) from investment operations:
  Net investment income (loss)..............................     (0.01)           --          (0.02)           --
  Net realized and unrealized gain (loss) on investments....     (0.95)         0.12          (0.96)         0.12
                                                                ------        ------         ------        ------
Total from investment operations............................     (0.96)         0.12          (0.98)         0.12
Less distributions from:
  Net investment income.....................................        --            --             --            --
  Net realized gain.........................................        --            --             --            --
                                                                ------        ------         ------        ------
Total distributions.........................................        --            --             --            --
                                                                ------        ------         ------        ------
Net asset value, end of period..............................    $ 9.16        $10.12         $ 9.14        $10.12
                                                                ======        ======         ======        ======
Total return (%)............................................     (9.49)         1.20          (9.68)         1.20
Ratios to average daily net assets (%):
  Expenses (a)(c)...........................................      1.00          1.00           1.25          1.25
  Net investment income (loss) (a)(c).......................     (0.12)         0.04          (0.42)        (0.21)

                                                              ---------------------------
                                                                     PERIOD ENDED
                                                              ---------------------------
                                                              12/31/2000       12/31/1999
                                                              ----------       ----------
Supplemental data for all classes:
  Net assets at end of period (in thousands)................    $4,234           $1,518
  Portfolio turnover rate (%)(a)............................        60             0.50

---------------

(a) Rates are annualized.
(b) For the period December 27, 1999 (Commencement of Operations) to December 31, 1999.
(c) Without the waiver of expenses in 2000, the expense ratio would have been 6.74%, 7.49%, 7.49%, 6.49% and 6.74% for Classes A, B, C, I and N,
    respectively. The net investment loss ratio would have been (5.85)%, (6.60)%, (6.63)%, (5.61)% and (5.91)% for Classes A, B, C, I and N,
    respectively. Without the waiver of expenses in 1999, the expense ratio would have been 7.64%, 8.39%, 8.39%, 7.39% and 7.64% for Classes A, B, C, I
    and N, respectively. The net investment loss ratio would have been (6.67)%, (7.44)%, (7.44)%, (6.43)% and (7.46)% for Classes A, B, C, I and N,
    respectively.

Note: Net investment income (loss) per share for 2000 is based on the average shares outstanding during the year.

December 31, 2000                                       William Blair Funds   71

 ...............................................................................
FINANCIAL HIGHLIGHTS
 ...............................................................................

VALUE DISCOVERY FUND

                                                                                    CLASS N
                                                              ---------------------------------------------------
                                                                          PERIODS ENDED DECEMBER 31,
                                                              ---------------------------------------------------
                                                               2000       1999       1998       1997      1996(B)
                                                               ----       ----       ----       ----      -------
Net asset value, beginning of period........................  $13.66     $12.96     $12.97     $10.00     $10.00
Income (loss) from investment operations:
  Net investment income (loss)..............................    0.05       0.10       0.09       0.02         --
  Net realized and unrealized gain (loss) on investments....    2.52       0.69      (0.01)      3.31         --
                                                              ------     ------     ------     ------     ------
Total from investment operations............................    2.57       0.79       0.08       3.33         --
Less distributions from:
  Net investment income.....................................    0.03       0.09       0.09       0.02         --
  Net realized gain.........................................      --         --         --       0.34         --
                                                              ------     ------     ------     ------     ------
Total distributions.........................................    0.03       0.09       0.09       0.36         --
                                                              ------     ------     ------     ------     ------
Net asset value, end of period..............................  $16.20     $13.66     $12.96     $12.97     $10.00
                                                              ======     ======     ======     ======     ======
Total return (%)............................................   18.85       6.10       0.66      33.46         --
Ratios to average daily net assets (%):
  Expenses (a)(c)...........................................    1.64       1.35       1.52       1.50         --
  Net investment income (loss) (a)(c).......................    0.40       0.78       0.76       0.29         --

                                            CLASS A                      CLASS B                      CLASS C
                                   --------------------------   --------------------------   --------------------------
                                          PERIOD ENDED                 PERIOD ENDED                 PERIOD ENDED
                                   --------------------------   --------------------------   --------------------------
                                   12/31/2000   12/31/1999(C)   12/31/2000   12/31/1999(D)   12/31/2000   12/31/1999(E)
                                   ----------   -------------   ----------   -------------   ----------   -------------
Net asset value, beginning of
  period.........................    $13.72        $12.60         $13.72        $12.60         $13.72        $12.67
Income (loss) from investment
  operations:
  Net investment income (loss)...      0.09          0.02          (0.07)         0.02          (0.06)         0.02
  Net realized and unrealized
    gain (loss) on investments...      2.53          1.12           2.53          1.11           2.53          1.04
                                     ------        ------         ------        ------         ------        ------
Total from investment
  operations.....................      2.62          1.14           2.46          1.13           2.47          1.06
Less distributions from:
  Net investment income..........      0.09          0.02             --          0.01             --          0.01
  Net realized gain..............        --            --             --            --             --            --
                                     ------        ------         ------        ------         ------        ------
Total distributions..............      0.09          0.02             --          0.01             --          0.01
                                     ------        ------         ------        ------         ------        ------
Net asset value, end of period...    $16.25        $13.72         $16.18        $13.72         $16.19        $13.72
                                     ======        ======         ======        ======         ======        ======
Total return (%).................     19.09          9.01          17.93          8.95          18.00          8.37
Ratios to average daily net
  assets (%):
  Expenses (a)(c)................      1.64          1.64           2.39          2.39           2.39          2.39
  Net investment income (loss)
    (a)(c).......................      0.47          1.28          (0.27)         0.31          (0.37)         1.53

                                            CLASS I
                                   --------------------------
                                          PERIOD ENDED
                                   --------------------------
                                   12/31/2000   12/31/1999(F)
                                   ----------   -------------
Net asset value, beginning of
  period.........................    $13.64        $12.36
Income (loss) from investment
  operations:
  Net investment income (loss)...      0.09          0.10
  Net realized and unrealized
    gain (loss) on investments...      2.52          1.28
                                     ------        ------
Total from investment
  operations.....................      2.61          1.38
Less distributions from:
  Net investment income..........      0.09          0.10
  Net realized gain..............        --            --
                                     ------        ------
Total distributions..............      0.09          0.10
                                     ------        ------
Net asset value, end of period...    $16.16        $13.64
                                     ======        ======
Total return (%).................     19.16         11.18
Ratios to average daily net
  assets (%):
  Expenses (a)(c)................      1.39          1.35
  Net investment income (loss)
    (a)(c).......................      0.61          0.78

                                                              ----------------------------------------------------
                                                                           PERIOD ENDED DECEMBER 31,
                                                              ----------------------------------------------------
                                                               2000        1999        1998        1997       1996
                                                               ----        ----        ----        ----       ----
Supplemental data for all classes:
  Net assets at end of period (in thousands)................  $74,093     $48,423     $44,675     $30,354     $ 2
  Portfolio turnover rate (%) (a)...........................       68          65          78          49      --

---------------
(a) Rates are annualized.
(b) For the period December 23, 1996 (Commencement of Operations) to December 31, 1996.
(c) Without the waiver of expenses in 2000, the expense ratio would have been 1.88%, 1.88%, 2.63%, 2.63% and 1.63% for Classes N, A, B, C and I,
    respectively. The net investment income (loss) ratio would have been .16%, .23%, (.51)%, (.61)% and .37% for Classes N, A, B, C and I, respectively.

    Without the waiver of expenses in 1999, the expense ratio would have been 1.38%, 1.67%, 2.42%, 2.42% and 1.38% for Classes N, A, B, C and I,
    respectively. The net investment income ratio would have been .75%, .1.25%, .28%, 1.50% and .75% for Classes N, A, B, C and I, respectively.

    Without the waiver of expenses in 1998, the expense ratio would have been 6.35% and the net investment loss ratio would have been 4.06%.

    Without the waiver of expenses in 1997, the expense ratio would have been 1.78% and the net investment income ratio would have been .016%.
(d) For the period November 2, 1999 (Commencement of the Class) to December 31, 1999.
(e) For the period November 3, 1999 (Commencement of the Class) to December 31, 1999.
(f) For the period October 1, 1999 (Commencement of the Class) to December 31, 1999.

Note: Net investment income (loss) per share for 2000 is based on the average shares outstanding during the year.

 72  Annual Report                                             December 31, 2000

 ...............................................................................
FINANCIAL HIGHLIGHTS
 ...............................................................................

INCOME FUND

                                                                               CLASS N
                                                              ------------------------------------------
                                                                      PERIODS ENDED DECEMBER 31,
                                                              ------------------------------------------
                                                               2000     1999     1998     1997     1996
                                                               ----     ----     ----     ----     ----
Net asset value, beginning of period........................  $ 9.92   $10.49   $10.41   $10.27   $10.57
Income (loss) from investment operations:
  Net investment income (loss)..............................    0.62     0.62     0.64     0.66     0.62
  Net realized and unrealized gain (loss) on investments....    0.33    (0.59)    0.08     0.14    (0.31)
                                                              ------   ------   ------   ------   ------
Total from investment operations............................    0.95     0.03     0.72     0.80     0.31
Less distributions from:
  Net investment income.....................................    0.65     0.60     0.64     0.66     0.61
  Net realized gain.........................................      --       --       --       --       --
                                                              ------   ------   ------   ------   ------
Total distributions.........................................    0.65     0.60     0.64     0.66     0.61
                                                              ------   ------   ------   ------   ------
Net asset value, end of period..............................  $10.22   $ 9.92   $10.49   $10.41   $10.27
                                                              ======   ======   ======   ======   ======
Total return (%)............................................    9.99     0.34     7.07     8.03     3.07
Ratios to average daily net assets (%):
  Expenses..................................................    0.92     0.70     0.71     0.71     0.70
  Net investment income (loss)..............................    6.23     6.03     6.81     6.40     5.97

                                         CLASS A                      CLASS B                      CLASS C              CLASS I
                                --------------------------   --------------------------   --------------------------   ----------
                                       PERIOD ENDED                 PERIOD ENDED                 PERIOD ENDED          PERIOD ENDED
                                --------------------------   --------------------------   --------------------------   ----------
                                12/31/2000   12/31/1999(B)   12/31/2000   12/31/1999(C)   12/31/2000   12/31/1999(D)   12/31/2000
                                ----------   -------------   ----------   -------------   ----------   -------------   ----------
Net asset value, beginning of
  period......................    $ 9.94        $ 9.95         $ 9.94        $10.05         $ 9.93        $10.06         $ 9.91
Income (loss) from investment
  operations:
  Net investment income
    (loss)....................      0.63          0.07           0.57          0.06           0.53          0.08           0.64
  Net realized and unrealized
    gain (loss) on
    investments...............      0.35         (0.01)          0.32         (0.11)          0.34         (0.13)          0.34
                                  ------        ------         ------        ------         ------        ------         ------
Total from investment
  operations..................      0.98          0.06           0.89         (0.05)          0.87         (0.05)          0.98
Less distributions from:
  Net investment income.......      0.55          0.07           0.60          0.06           0.53          0.08           0.65
  Net realized gain...........        --            --             --            --             --            --             --
                                  ------        ------         ------        ------         ------        ------         ------
Total distributions...........      0.55          0.07           0.60          0.06           0.53          0.08           0.65
                                  ------        ------         ------        ------         ------        ------         ------
Net asset value, end of
  period......................    $10.37        $ 9.94         $10.23        $ 9.94         $10.27        $ 9.93         $10.24
                                  ======        ======         ======        ======         ======        ======         ======
Total return (%)..............     10.20          0.63           9.25         (0.51)          9.05         (0.53)         10.28
Ratios to average daily net
  assets (%):
  Expenses (a)................      1.02          0.99           1.77          1.77           1.77          1.71           0.77
  Net investment income (loss)
    (a).......................      6.25          5.78           5.38          4.91           5.35          5.11           6.39

                                   CLASS I
                                -------------
                              PERIOD ENDED
                                -------------
                                12/31/1999(E)
                                -------------
Net asset value, beginning of
  period......................     $10.05
Income (loss) from investment
  operations:
  Net investment income
    (loss)....................       0.62
  Net realized and unrealized
    gain (loss) on
    investments...............      (0.15)
                                   ------
Total from investment
  operations..................       0.47
Less distributions from:
  Net investment income.......       0.61
  Net realized gain...........         --
                                   ------
Total distributions...........       0.61
                                   ------
Net asset value, end of
  period......................     $ 9.91
                                   ======
Total return (%)..............       0.30
Ratios to average daily net
  assets (%):
  Expenses (a)................       0.70
  Net investment income (loss)
    (a).......................       6.03

                                                              ----------------------------------------------------
                                                                           PERIOD ENDED DECEMBER 31,
                                                              ----------------------------------------------------
                                                                2000       1999       1998       1997       1996
                                                                ----       ----       ----       ----       ----
Supplemental data for all classes:
  Net assets at end of period (in thousands)................  $167,746   $173,375   $188,051   $160,055   $150,006
  Portfolio turnover rate (%)...............................        54         66         96         83         66

---------------
(a) Rates are annualized.
(b) For the period October 25, 1999 (Commencement of the Class) to December 31, 1999.
(c) For the period November 2, 1999 (Commencement of the Class) to December 31, 1999.
(d) For the period November 3, 1999 (Commencement of the Class) to December 31, 1999.
(e) For the period October 1, 1999 (Commencement of the Class) to December 31, 1999.

Note: Net investment income (loss) per share for 2000 is based on the average shares outstanding during the year.

December 31, 2000                                       William Blair Funds   73

 ...............................................................................
FINANCIAL HIGHLIGHTS
 ...............................................................................

READY RESERVES FUND

                                                                                     CLASS N
                                                            ----------------------------------------------------------
                                                                            PERIODS ENDED DECEMBER 31,
                                                            ----------------------------------------------------------
                                                               2000         1999         1998        1997       1996
                                                               ----         ----         ----        ----       ----
Net asset value, beginning of period......................  $     1.00   $     1.00   $     1.00   $   1.00   $   1.00
Income (loss) from investment operations:
  Net investment income (loss)............................        0.06         0.05         0.05       0.05       0.05
                                                            ----------   ----------   ----------   --------   --------
Total from investment operations..........................        0.06         0.05         0.05       0.05       0.05
Less distributions from:
  Net investment income...................................        0.06         0.05         0.05       0.05       0.05
                                                            ----------   ----------   ----------   --------   --------
Total distributions.......................................        0.06         0.05         0.05       0.05       0.05
                                                            ----------   ----------   ----------   --------   --------
Net asset value, end of period............................  $     1.00   $     1.00   $     1.00   $   1.00   $   1.00
                                                            ==========   ==========   ==========   ========   ========
Total return (%)..........................................        5.91         4.63         4.98       5.04       4.81
Ratios to average daily net assets (%):
  Expenses................................................        0.70         0.72         0.69       0.70       0.71
  Net investment income (loss)............................        5.78         4.52         4.87       4.92       4.78
Supplemental data:
  Net assets at end of period (in thousands)..............  $1,339,180   $1,052,803   $1,189,051   $904,569   $760,808

 74  Annual Report                                             December 31, 2000

                         REPORT OF INDEPENDENT AUDITORS

To the Board of Trustees and Shareholders
William Blair Funds

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of William Blair Funds (comprised of Growth Fund, Tax-Managed Growth Fund, Large Cap Growth Fund, Small Cap Growth Fund, Millennium Fund, International Growth Fund, Emerging Markets Growth Fund, Disciplined Large Cap Fund, Value Discovery Fund, Income Fund and Ready Reserves
Fund) (collectively, the "Funds") as of December 31, 2000, and the related statements of operations, changes in net assets and the financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of December 31, 2000, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material aspects, the financial position of William Blair Funds at December 31, 2000, and the results of their operations, the changes in their net assets and the financial highlights for the periods indicated therein in conformity with accounting principles generally accepted in the United States.

                                         ERNST & YOUNG LLP

Chicago, Illinois
February 2, 2001

December 31, 2000                                       William Blair Funds   75

 ...............................................................................
BOARD OF TRUSTEES
 ...............................................................................

CONRAD FISCHER, CHAIRMAN
Principal, William Blair & Company, L.L.C.

J. GRANT BEADLE
Retired Chairman and CEO, Union Special Corporation

THEODORE A. BOSLER
Retired Principal and Vice President, Lincoln Capital Management Company

JOHN P. KAYSER
Principal, William Blair & Company, L.L.C.

ANN P. MCDERMOTT
Director and Trustee
Profit and not-for-profit organizations

JOHN B. SCHWEMM
Retired Chairman and CEO, R.R. Donnelley & Sons Company

ROBERT E. WOOD II
Retired Executive Vice President, Morgan Stanley Dean Witter
--------------------------------------------------------------------------------
OFFICERS
--------------------------------------------------------------------------------
Rocky Barber, Chief Executive Officer
Marco Hanig, President
Michael P. Balkin, Senior Vice President
Mark A. Fuller, III, Senior Vice President
W. George Greig, Senior Vice President
John F. Jostrand, Senior Vice President
Stan Kirtman, Senior Vice President
Glen A. Kleczka, Senior Vice President
Gretchen S. Lash, Senior Vice President
Bentley M. Myer, Senior Vice President
Gregory J. Pusinelli, Senior Vice President
Michelle R. Seitz, Senior Vice President
Karl W. Brewer, Vice President
Michael A. Jancosek, Vice President
James S. Kaplan, Vice President
Terence M. Sullivan, Vice President and Treasurer
Jeffrey A. Urbina, Vice President
Colette M. Garavalia, Secretary
Janet V. Gassmann, Assistant Secretary

INVESTMENT ADVISER
William Blair & Company, L.L.C.

LEGAL COUNSEL
Vedder, Price, Kaufman & Kammholz

INDEPENDENT AUDITOR
Ernst & Young LLP

TRANSFER AGENT
State Street Bank and Trust Company
P.O. Box 9104
Boston, MA 02266-9104
For customer assistance, call 1-800-635-2886
(Massachusetts 1-800-635-2840)

 76  Date of First Use February 2001

[William Blair Logo] William Blair Funds
                     -------------------
                     A TRADITION OF GROWTH

                                    GROWTH FUNDS
                                    Growth Fund
                                    Tax-Managed Growth Fund
                                    Large Cap Growth Fund
                                    Small Cap Growth Fund
                                    Millennium Fund
                                    International Growth Fund
                                    Emerging Markets Growth Fund

                                    OTHER FUNDS
                                    Disciplined Large Cap Fund
                                    Value Discovery Fund
                                    Income Fund
                                    Ready Reserves Fund

222 West Adams Street - Chicago, Illinois 60606 - 800.742.7272 - www.wmblair.com William Blair & Company, L.L.C. Distributors